FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-255934-05

Dated May 18, 2023	BMO 2023-C5

Structural and Collateral Term Sheet
BMO 2023-C5 Mortgage Trust
$657,599,063 (Approximate Mortgage Pool Balance)

$577,055,000 (Approximate Offered Certificates)

BMO Commercial Mortgage Securities LLC Depositor

Commercial Mortgage Pass-Through Certificates, Series 2023-C5

Bank of Montreal

Citi Real Estate Funding Inc.

KeyBank National Association

Zions Bancorporation, N.A.

BSPRT CMBS Finance, LLC

3650 Real Estate Investment Trust 2 LLC

Starwood Mortgage Capital LLC

German American Capital Corporation

UBS AG

Sponsors and Mortgage Loan Sellers

BMO Capital Markets	KeyBanc Capital Markets	Deutsche Bank Securities	UBS Securities LLC	Citigroup
Co-Lead Managers and Joint Bookrunners
Bancroft Capital, LLC Co-Manager			Drexel Hamilton Co-Manager
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Dated May 18, 2023	BMO 2023-C5

This material is for your information, and none of BMO Capital Markets Corp., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Bancroft Capital, LLC and Drexel Hamilton, LLC (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-255934) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or BMO Capital Markets Corp., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-866-864-7760. The Offered Certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more Classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant Class has been priced and we have verified the allocation of Certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Neither this document nor anything contained in this document shall form the basis for any contract or commitment whatsoever. The information contained in this document is preliminary as of the date of this document, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered prior to the time of sale. These materials are subject to change, completion or amendment from time to time. The information should be reviewed only in conjunction with the entire offering document relating to the Commercial Mortgage Pass-Through Certificates, Series 2023-C5 (the “Offering Document”). All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This document has been prepared by the Underwriters for information purposes only and does not constitute, in whole or in part, a prospectus for the purposes of Regulation (EU) 2017/1129 (as amended or superseded) and/or Part VI of the Financial Services and Markets Act 2000 (as amended) or other offering document.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these Certificates. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the Certificates may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of the Underwriters or any of their respective affiliates make any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the Certificates. The information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Mortgage Loan Sellers or which was otherwise reviewed by us.

This document contains forward-looking statements. If and when included in this document, the words “expects”, “intends”, “anticipates”, “estimates” and analogous expressions and all statements that are not historical facts, including statements about our beliefs or expectations, are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. Those risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in consumer preferences, many of which are beyond our control and the control of any other person or entity related to this offering. The forward-looking statements made in this document are made as of the date hereof. We have no obligation to update or revise any forward-looking statement.

BMO Capital Markets is a trade name used by BMO Financial Group for the wholesale banking businesses of Bank of Montreal, BMO Harris Bank N.A. (member FDIC), Bank of Montreal Europe p.l.c, and Bank of Montreal (China) Co. Ltd, the institutional broker dealer business of BMO Capital Markets Corp. (Member FINRA and SIPC) and the agency broker dealer business of Clearpool Execution Services, LLC (Member FINRA and SIPC) in the U.S., and the institutional broker dealer businesses of BMO Nesbitt Burns Inc. (Member Investment Industry Regulatory Organization of Canada and Member Canadian Investor Protection Fund) in Canada and Asia, Bank of Montreal Europe p.l.c. (authorized and regulated by the Central Bank of Ireland) in Europe and BMO Capital Markets Limited (authorized and regulated by the Financial Conduct Authority) in the UK and Australia.

Securities and investment banking activities in the United States are performed by Deutsche Bank Securities Inc., a member of NYSE, FINRA and SIPC, and its broker-dealer affiliates. Lending and other commercial banking activities in the United States are performed by Deutsche Bank AG and its banking affiliates.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
2

Dated May 18, 2023	BMO 2023-C5

IMPORTANT NOTICE RELATING TO AUTOMATICALLY-GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of any email communication to which this document is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

THE CERTIFICATES REFERRED TO IN THESE MATERIALS ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY THAT ONE OR MORE CLASSES OF CERTIFICATES MAY BE SPLIT, COMBINED OR ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE OFFERED ON A “WHEN, AS AND IF ISSUED” BASIS.

THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR, OR SOLICIT INVESTMENT BANKING BUSINESS FROM, ANY COMPANY NAMED IN THESE MATERIALS. THE UNDERWRITERS AND/OR THEIR AFFILIATES OR RESPECTIVE EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CERTIFICATE OR CONTRACT DISCUSSED IN THESE MATERIALS.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
3

Structural and Collateral Term Sheet	BMO 2023-C5
Indicative Capital Structure
Offered Certificates
Classes of Certificates	Expected Ratings (Fitch/KBRA/S&P)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate(4)	Pass-Through Rate Description	Expected Weighted Avg. Life (yrs.)(5)	Expected Principal Window(5)
Class A-1	AAAsf/AAA(sf)/AAA(sf)	$12,893,000	30.000%	%	(6)	2.55	7/23-2/28
Class A-2	AAAsf/AAA(sf)/AAA(sf)	$111,092,000	30.000%	%	(6)	4.85	2/28-6/28
Class A-4	AAAsf/AAA(sf)/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-5	AAAsf/AAA(sf)/AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-SB	AAAsf/AAA(sf)/AAA(sf)	$13,883,000	30.000%	%	(6)	6.80	6/28-11/31
Class X-A	AAAsf/AAA(sf)/AAA(sf)	$450,698,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	A-sf/AAA(sf)/NR	$126,357,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AAAsf/AAA(sf)/AA(sf)	$70,824,000	19.000%	%	(6)	9.90	5/33-5/33
Class B	AA-sf/AA-(sf)/NR	$31,388,000	14.125%	%	(6)	9.90	5/33-5/33
Class C	A-sf/A-(sf)/NR	$24,145,000	10.375%	%	(6)	9.90	5/33-5/33
Non-Offered Certificates(10)
Classes of Certificates	Expected Ratings (Fitch/KBRA/S&P)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate(4)	Pass-Through Rate Description	Expected Weighted Avg. Life (yrs.)(5)	Expected Principal Window(5)
Class X-D	BBBsf/BBB+(sf)/NR	$12,877,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-E	BBB-sf/BBB(sf)/NR	$6,438,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	BBBsf/BBB+(sf)/NR	$12,877,000	8.375%	%	(6)	9.97	5/33-6/33
Class E	BBB-sf/BBB(sf)/NR	$6,438,000	7.375%	%	(6)	9.98	6/33-6/33
Class F-RR(11)	BB-sf/BB+(sf)/NR	$12,073,000	5.500%	%	(6)	9.98	6/33-6/33
Class XFRR(11)	BB-sf/BB+(sf)/NR	$12,073,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class G-RR(11)	B-sf/BB-(sf)/NR	$8,048,000	4.250%	%	(6)	9.98	6/33-6/33
Class XGRR(11)	B-sf/BB-(sf)/NR	$8,048,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class J-RR(11)	NR/NR/NR	$27,364,241	0.000%	%	(6)	9.98	6/33-6/33
Class XJRR(11)	NR/NR/NR	$27,364,241(8)	N/A	%	Variable IO(9)	N/A	N/A
Class R(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Offered Vertical Risk Retention Interest(10)(13)
Non-Offered Eligible Vertical Interest	Expected Ratings (Fitch/S&P/KBRA)(1)	Approximate Initial Combined VRR Interest Balance(2)	Approximate Initial Credit Support(3)	Initial Effective Interest Rate (4)	Effective Interest Rate Description	Expected Weighted Avg. Life (yrs.)(5)	Expected Principal Window(5)
Combined VRR Interest(13)	NR/NR/NR	$13,743,821(14)	N/A(15)	%(16)	(16)	8.70	7/23-6/33

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC (“KBRA”), and S&P Global Ratings (“S&P”), as indicated. Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Fitch, KBRA and S&P have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-E, Class XFRR, Class XGRR and Class XJRR certificates (collectively, the “Class X certificates”) may vary depending upon the final pricing of the classes of non-vertically retained principal balance certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X certificates would be equal to zero at all times, such class of certificates will not be issued on the closing date of this securitization or (b) the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, the certificate balance of such class of principal balance certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X certificates.
(3)	"Approximate Initial Credit Support" means, with respect to any class of non-vertically retained principal balance certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of non-vertically retained principal balance certificates, if any, junior to the subject class of non-vertically retained principal balance certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of non-vertically retained principal balance certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the non-vertically retained principal balance certificates do not take into account the Combined VRR Interest (as defined in footnote (13) below).
(4)	Approximate per annum rate as of the closing date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
4

Structural and Collateral Term Sheet	BMO 2023-C5
Indicative Capital Structure
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR and Class J-RR certificates (collectively, the “non-vertically retained principal balance certificates”, and collectively with the Class X certificates and the Class R certificates, the “non-vertically retained certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(7)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $312,830,000 subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-4	$0 - $132,000,000	N/A – 9.40	N/A – 11/31-3/33
Class A-5	$180,830,000 - $312,830,000	9.84 – 9.65	3/33-5/33 – 11/31-5/33
(8)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the non-vertically retained principal balance certificates identified in the same row as such class of Class X certificates in the chart below (as to such class of Class X certificates, the “corresponding principal balance certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D
Class X-E	Class E
Class XFRR	Class F-RR
Class XGRR	Class G-RR
Class XJRR	Class J-RR
(9)	The pass-through rate for each class of Class X certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of corresponding principal balance certificates as in effect from time to time, as described in the Preliminary Prospectus.
(10)	The classes of certificates and uncertificated interests set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered hereby.
(11)	In partial satisfaction of Bank of Montreal’s risk retention obligations as retaining sponsor for this securitization transaction, all of the Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR and Class XJRR certificates (collectively, the “HRR Certificates”), with an aggregate fair value expected to represent at least 2.9264% of the fair value, as of the closing date, of all of the “ABS interests” (i.e. all of the certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity, will collectively constitute an “eligible horizontal residual interest” that is to be purchased and retained by RREF IV-D AIV RR, LLC, a Delaware limited liability company, or its affiliate in accordance with the credit risk retention rules applicable to this securitization transaction. The certificate balances of the Class D, Class E and Class F-RR certificates may be reallocated between those classes based on the determination of the aggregate fair value, as of the closing date for this transaction, of all of the certificates (other than the Class R certificates), in order to satisfy the credit risk retention rule. “Retaining sponsor,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(13)	In satisfaction of Bank of Montreal’s remaining risk retention obligations as retaining sponsor for this securitization transaction, Bank of Montreal is expected to acquire from the depositor, on the closing date for this transaction, an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $13,743,821 (the “Combined VRR Interest”), which is expected to represent approximately 2.0900% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction, subject to any variation in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR Certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention”. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” (as defined under “Credit Risk Retention”). The Combined VRR Interest will be retained by the retaining sponsor in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest” and “single vertical security” will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention”. The Combined VRR Interest is not offered hereby.
(14)	Constitutes the Combined VRR Interest Balance, which consists of the principal balance of the Uncertificated VRR Interest.
(15)	Although the approximate initial credit support percentages shown in the table above with respect to the non-vertically retained principal balance certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the non-vertically retained principal balance certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest and the aggregate outstanding certificate balance of the non-vertically retained principal balance certificates. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The non-vertically retained principal balance certificates are also collectively referred to as the “principal balance certificates”, and the non-vertically retained certificates are also collectively referred to as the “Certificates”.
(16)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
5

Structural and Collateral Term Sheet	BMO 2023-C5
Summary of Transaction Terms
Publicly Offered Certificates:	$577,055,000 monthly pay, multi-class, commercial mortgage REMIC Pass-Through Certificates.
Co-Lead Managers and Joint Bookrunners:	BMO Capital Markets Corp., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc. and UBS Securities LLC.
Co-Managers:	Bancroft Capital, LLC and Drexel Hamilton, LLC.
Sponsors and Mortgage Loan Sellers:	Bank of Montreal (“BMO”) (31.5%); Citi Real Estate Funding Inc. (“CREFI”) (18.8%); KeyBank, National Association ("KeyBank") (15.9%); Zions Bancorporation, N.A. (“ZBNA”) (9.9%); BSPRT CMBS Finance, LLC (“BSPRT”) (6.9%); 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”) (5.5%); Starwood Mortgage Capital LLC (“SMC”) (4.5%); German American Capital Corporation ("GACC") (4.2%); and UBS AG (“UBS”) (2.8%).
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association.
Special Servicer:	Rialto Capital Advisors, LLC
Directing Holder/Controlling Class Representative:	RREF IV-D AIV RR, LLC
Trustee:	Computershare Trust Company, National Association.
Certificate Administrator:	Computershare Trust Company, National Association.
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Rating Agencies:	Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC (“KBRA”), and Standard and Poor’s (“S&P”).
U.S. Credit Risk Retention:	For a discussion on the manner in which BMO as retaining sponsor, intends to satisfy the U.S. credit risk retention requirements, see “Credit Risk Retention” in the Preliminary Prospectus.
EU Credit Risk Retention:	The transaction is not structured to satisfy the EU risk retention and due diligence requirements.
Closing Date:	On or about June 21, 2023.
Cut-off Date:	With respect to each mortgage loan, the related due date in June 2023, or in the case of any mortgage loan that has its first due date after June 2023, the date that would have been its due date in June 2023 under the terms of that mortgage loan if a monthly debt service payment were scheduled to be due in that month.
Distribution Date:	The 4th business day after the Determination Date in each month, commencing in July 2023.
Determination Date:	11th day of each month, or if the 11th day is not a business day, the next succeeding business day, commencing in July 2023.
Assumed Final Distribution Date:	The Distribution Date in June 2033 which is the latest anticipated repayment date of the Certificates.
Rated Final Distribution Date:	The Distribution Date in June 2056.
Tax Treatment:	The Publicly Offered Certificates are expected to be treated as REMIC “regular interests” for U.S. federal income tax purposes.
Form of Offering:	The Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Publicly Offered Certificates”) will be offered publicly. The Class X-D, Class X-E, Class D, Class E, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R Certificates (the “Privately Offered Certificates”) will be offered domestically to Qualified Institutional Buyers and to Institutional Accredited Investors (other than the Class R Certificates) and to institutions that are not U.S. Persons pursuant to Regulation S (other than the Class R Certificates).
SMMEA Status:	The Certificates will not constitute “mortgage related securities” for purposes of SMMEA.
ERISA:	The Publicly Offered Certificates are expected to be ERISA eligible.
Optional Termination:	On any Distribution Date on which the aggregate principal balance of the pool of mortgage loans is less than 1% of the aggregate principal balance of the mortgage loans as of the cut-off date, certain entities specified in the Preliminary Prospectus will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Refer to “Pooling and Servicing Agreement—Termination; Retirement of Certificates” in the Preliminary Prospectus.
Minimum Denominations:	The Publicly Offered Certificates (other than the Class X-A and Class X-B Certificates) will be issued in minimum denominations of $10,000 and integral multiples of $1 in excess of $10,000. The Class X-A and Class X-B will be issued in minimum denominations of $1,000,000 and in integral multiples of $1 in excess of $1,000,000.
Settlement Terms:	DTC, Euroclear and Clearstream Banking.
Analytics:	The transaction is expected to be modeled by Bloomberg, L.P., Trepp, LLC, Intex Solutions, Inc., BlackRock Financial Management, Inc., CMBS.com, Inc., Moody’s Analytics, Markit Group Limited, RealINSIGHT, Thompson Reuters Corporation, Intercontinental Exchange | ICE Data Services, KBRA Analytics, LLC and DealView Technologies Ltd.
Risk Factors:	THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. REFER TO THE “SUMMARY OF RISK FACTORS” AND “RISK FACTORS” SECTIONS OF THE PRELIMINARY PROSPECTUS.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
6

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Mortgage Loan Seller	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of IPB	Roll-up Aggregate Cut-off Date Balance	Roll-up Aggregate % of Cut-off Date Balance
BMO	11	24	$182,142,000	27.7%	$207,142,000	31.5%
CREFI	4	102	$108,859,465	16.6%	$123,859,465	18.8%
KeyBank	5	50	$104,573,000	15.9%	$104,573,000	15.9%
ZBNA	1	1	$64,958,243	9.9%	$64,958,243	9.9%
BSPRT	3	3	$45,625,000	6.9%	$45,625,000	6.9%
3650 REIT	3	3	$36,220,000	5.5%	$36,220,000	5.5%
SMC	2	2	$29,442,427	4.5%	$29,442,427	4.5%
GACC	-	-	-	-	$27,500,000	4.2%
UBS AG	3	3	$18,278,928	2.8%	$18,278,928	2.8%
BMO, GACC	1	1	$37,500,000	5.7%	-	-
CREFI, BMO	1	1	$30,000,000	4.6%	-	-
Total:	34	190	$657,599,063	100.0%	$657,599,063	100.0%

Loan Pool
Initial Pool Balance (“IPB”):	$657,599,063
Number of Mortgage Loans:	34
Number of Mortgaged Properties:	190
Average Cut-off Date Balance per Mortgage Loan:	$19,341,149
Weighted Average Current Mortgage Rate:	6.65271%
10 Largest Mortgage Loans as % of IPB:	56.4%
Weighted Average Remaining Term to Maturity:	107 months
Weighted Average Seasoning:	2 months

Credit Statistics
Weighted Average UW NCF DSCR(1)(2):	1.73x
Weighted Average UW NOI Debt Yield(1):	12.9%
Weighted Average Cut-off Date Loan-to-Value Ratio (“LTV”)(1)(3)(4):	54.1%
Weighted Average Maturity Date/ARD LTV(1)(3)(4):	51.6%

Other Statistics
% of Mortgage Loans with Additional Debt:	11.4%
% of Mortgage Loans with Single Tenants(5):	21.3%
% of Mortgage Loans secured by Multiple Properties:	30.9%

Amortization
Weighted Average Original Amortization Term(6):	337 months
Weighted Average Remaining Amortization Term(6):	336 months
% of Mortgage Loans with Interest-Only:	66.2%
% of Mortgage Loans with Amortizing Balloon:	23.8%
% of Mortgage Loans with Partial Interest-Only followed by Amortizing Balloon:	10.1%

Lockboxes(7)
% of Mortgage Loans with Hard Lockboxes:	68.1%
% of Mortgage Loans with Springing Lockboxes:	29.6%
% of Mortgage Loans with Soft Springing Lockboxes:	2.3%

Reserves
% of Mortgage Loans Requiring Monthly Tax Reserves:	71.1%
% of Mortgage Loans Requiring Monthly Insurance Reserves:	47.7%
% of Mortgage Loans Requiring Monthly CapEx Reserves:	59.2%
% of Mortgage Loans Requiring Monthly TI/LC Reserves(8):	41.3%

(See footnotes on following page)

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
7

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
(1)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(2)	For the mortgage loans that are interest-only for the entire term and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(3)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(4)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.
(5)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.
(6)	Excludes 22 mortgage loans that are interest-only for the entire term or until the anticipated repayment date.
(7)	For a more detailed description of lockboxes, refer to “Description of the Mortgage Pool—Certain Calculations and Definitions” and “—Certain Terms of the Mortgage Loans—Mortgaged Property Accounts” in the Preliminary Prospectus.
(8)	Calculated only with respect to the Cut-off Date Balance of mortgage loans secured or partially secured by office, industrial, retail, and mixed use properties.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
8

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Ten Largest Mortgage Loans
No.	Loan Name	City, State	Mortgage Loan Seller	No. of Prop.	Cut-off Date Balance	% of IPB	Square Feet / Rooms / Units	Property Type	UW NCF DSCR(1)	UW NOI Debt Yield(1)	Cut-off Date LTV(1)(2)(3)	Maturity Date/ARD LTV(1)(2)(3)
1	Brier Creek Commons	Raleigh, NC	ZBNA	1	$64,958,243	9.9%	519,277	Retail	1.25x	10.4%	62.4%	54.3%
2	Central Florida Industrial Portfolio	Various, FL	KeyBank	4	$42,240,000	6.4%	419,886	Industrial	1.58x	10.3%	60.0%	60.0%
3	Hyatt Regency Indianapolis	Indianapolis, IN	CREFI	1	$39,943,123	6.1%	499	Hospitality	1.65x	15.4%	41.5%	36.4%
4	Cincinnati Multifamily Portfolio	Cincinnati, OH	BMO	3	$39,000,000	5.9%	375	Multifamily	1.49x	10.7%	64.4%	64.4%
5	Great Lakes Crossing Outlets	Auburn Hills, MI	BMO, GACC	1	$37,500,000	5.7%	1,128,332	Retail	2.50x	17.5%	45.0%	45.0%
6	Oak Street NLP Fund Portfolio	Various, Various	KeyBank	42	$30,000,000	4.6%	6,470,388	Various	2.71x	17.9%	32.3%	32.3%
7	Harborside 2-3	Jersey City, NJ	CREFI, BMO	1	$30,000,000	4.6%	1,599,029	Office	2.36x	14.7%	56.8%	56.8%
8	Cross Island Plaza	Rosedale, NY	BMO	1	$30,000,000	4.6%	256,930	Office	1.53x	10.8%	56.0%	56.0%
9	500 Mamaroneck	Harrison, NY	BMO	1	$29,500,000	4.5%	1,502,820	Other	1.23x	8.5%	65.1%	65.1%
10	Sayville Plaza	Bohemia, NY	CREFI	1	$28,000,000	4.3%	237,093	Retail	1.21x	10.1%	52.6%	52.6%

	Top 3 Total/Weighted Average			6	$147,141,366	22.4%			1.45x	11.7%	56.0%	51.1%
	Top 5 Total/Weighted Average			10	$223,641,366	34.0%			1.64x	12.5%	55.6%	52.4%
	Top 10 Total/Weighted Average(2)			56	$371,141,366	56.4%			1.71x	12.5%	54.4%	52.4%
	Non-Top 10 Total/Weighted Average(3)			134	$286,457,697	43.6%			1.76x	13.5%	53.7%	50.5%
(1)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(2)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(3)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
9

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Pari Passu Companion Loan Summary
No.	Loan Name	Mortgage Loan Seller	Trust Cut-off Date Balance	Aggregate Pari Passu Loan Cut-off Date Balance(1)	Controlling Pooling/Trust & Servicing Agreement	Master Servicer	Special Servicer	Related Pari Passu Loan(s) Securitizations	Related Pari Passu Loan(s) Original Balance
1	Brier Creek Commons	ZBNA	$64,958,243	$19,987,152	BMO 2023-C5	Midland	Rialto	Future Securitization(s)	$20,000,000
3	Hyatt Regency Indianapolis	CREFI	$39,943,123	$18,573,552	BMO 2023-C5	Midland	Rialto	Future Securitization(s)	$18,600,000
5	Great Lakes Crossing Outlets	BMO, GACC	$37,500,000	$142,500,000	BMARK 2023-B38	Midland	LNR	BMO 2023-C4 BMARK 2023-B38 Future Securitization(s)	$25,750,000 $50,000,000 $66,750,000
6	Oak Street NLP Fund Portfolio	KeyBank	$30,000,000	$310,000,000	OAKST 2023-NLP	KeyBank	Situs	OAKST 2023-NLP BANK5 2023-5YR1 BBCMS 2023-C19	$190,000,000 $97,500,000 $22,500,000
7	Harborside 2-3	CREFI, BMO	$30,000,000	$195,000,000	BMARK 2023-V2	Midland	3650 REIT	BMARK 2023-V2 Future Securitization(s)	$65,000,000 $130,000,000
8	Cross Island Plaza	BMO	$30,000,000	$12,500,000	BMO 2023-C5	Midland	Rialto	Future Securitization(s)	$12,500,000
11	Jaylor - Burger King Portfolio	CREFI	$27,916,343	$24,925,306	BMO 2023-C5	Midland	Rialto	Future Securitization(s)	$25,000,000
14	Orizon Aerostructures	BMO	$22,595,000	$38,500,000	BMO 2023-C5	Midland	Rialto	BMO 2023-C4 BBCMS 2023-C19	$27,000,000 $11,500,000
17	Pacific Design Center	BMO	$15,000,000	$230,000,000	BMARK 2023-B38	Midland	Argentic	BMARK 2023-B38 BMARK 2023-C19 Future Securitization(s)	$65,600,000 $65,000,000 $99,400,000
18	La Habra Marketplace	3650 REIT	$15,000,000	$80,000,000	BMO 2022-C3(2)	Midland(2)	Midland(2)	BMO 2022-C3 Future Securitization(s)	$20,000,000 $60,000,000
23	800 Cesar Chavez	3650 REIT	$10,000,000	$28,000,000	3650R 2022-PF2	Midland	3650 REIT	3650R 2022-PF2 BMO 2023-C4	$13,000,000 $15,000,000
(1)	In the case of Loan Nos. 6, 7 and 17, the Aggregate Pari Passu Loan Cut-off Date Balance excludes the related Subordinate Companion Loan(s) and one or more subordinate mezzanine loans.
(2)	In the case of Loan No. 18, until the securitization of the related controlling pari passu companion loan, the related whole loan will be serviced and administered pursuant to the pooling and servicing agreement for the BMO 2022-C3 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related whole loan will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the controlling pooling and servicing agreement.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
10

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Additional Debt Summary
No.	Loan Name	Trust Cut-off Date Balance	Pari Passu Loan(s) Cut-off Date Balance	Subordinate Debt Cut-off Date Balance(1)(2)	Total Debt Cut-off Date Balance	Mortgage Loan UW NCF DSCR(3)	Total Debt UW NCF DSCR	Mortgage Loan Cut-off Date LTV(3)	Total Debt Cut-off Date LTV	Mortgage Loan UW NOI Debt Yield(3)	Total Debt UW NOI Debt Yield
6	Oak Street NLP Fund Portfolio	$30,000,000	$310,000,000	$85,000,000	$425,000,000	2.71x	2.16x	32.3%	40.4%	17.9%	14.3%
7	Harborside 2-3	$30,000,000	$195,000,000	$55,000,000	$280,000,000	2.36x	1.64x	56.8%	70.7%	14.7%	11.8%
17	Pacific Design Center	$15,000,000	$230,000,000	$20,000,000	$265,000,000	2.17x	1.79x	47.8%	51.7%	13.8%	12.7%

(1)   In the case of Loan Nos. 6 and 17, subordinate debt represents one or more Subordinate Companion Loans.

(2)   In the case of Loan No. 7, subordinate debt represents one or more subordinate mezzanine loans.

(3)	Mortgage Loan UW NCF DSCR, Mortgage Loan Cut-off Date LTV and Mortgage Loan UW NOI Debt Yield calculations include any related Pari Passu Companion Loans (if applicable), but exclude the related Subordinate Companion Loans and one or more subordinate mezzanine loans.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
11

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Mortgaged Properties by Type(1)
					Weighted Average
Property Type	Property Subtype	Number of Properties	Cut-off Date Principal Balance	% of IPB	UW NCF DSCR(2)(3)	UW NOI DY(2)	Cut-off Date LTV(2)(4)(5)	Maturity Date/ARD LTV(2)(4)(5)
Retail	Anchored	3	$107,958,243	16.4%	1.39x	10.1%	59.8%	54.9%
	Single Tenant	130	42,182,931	6.4	2.10x	19.2%	31.2%	20.4%
	Outlet Center	1	37,500,000	5.7	2.50x	17.5%	45.0%	45.0%
	Subtotal:	134	$187,641,174	28.5%	1.77x	13.6%	50.4%	45.2%
Industrial	Warehouse / Distribution	10	$55,762,286	8.5%	2.11x	14.6%	47.5%	47.5%
	Flex	5	54,682,427	8.3	1.53x	10.7%	59.6%	57.9%
	Manufacturing	4	22,595,000	3.4	1.83x	12.6%	48.9%	48.9%
	Warehouse	2	21,220,000	3.2	1.93x	11.5%	60.2%	60.2%
	R&D	1	10,657,949	1.6	1.94x	12.9%	41.2%	41.2%
	Subtotal:	22	$164,917,662	25.1%	1.84x	12.5%	52.9%	52.4%
Hospitality	Full Service	2	$66,193,123	10.1%	1.69x	15.8%	49.6%	44.0%
	Limited Service	4	32,278,928	4.9	1.75x	16.8%	57.1%	53.5%
	Subtotal:	6	$98,472,050	15.0%	1.71x	16.1%	52.0%	47.1%
Multifamily	Garden	16	$77,297,000	11.8%	1.39x	10.4%	64.1%	62.9%
Office	CBD	2	$60,000,000	9.1%	1.95x	12.8%	56.4%	56.4%
	Medical	2	13,125,000	2.0	1.49x	10.4%	60.7%	60.7%
	Suburban	4	2,313,176	0.4	2.71x	17.9%	32.3%	32.3%
	Subtotal:	8	$75,438,176	11.5%	1.89x	12.5%	56.4%	56.4%
Other	Leased Fee	1	$29,500,000	4.5%	1.23x	8.5%	65.1%	65.1%
Mixed Use	Office / Showroom / Lab	1	$15,000,000	2.3%	2.17x	13.8%	47.8%	47.8%
Self Storage	Self Storage	2	$9,333,000	1.4%	1.51x	10.3%	43.6%	43.6%
Total / Weighted Average:		190	$657,599,063	100.0%	1.73x	12.9%	54.1%	51.6%
(1)	Because this table presents information relating to the mortgaged properties and not mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts, individual appraised values, net cash flow or net operating income with respect to such individual mortgaged properties, as applicable.
(2)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(3)	For the mortgage loans that are interest-only for the entire term or until the anticipated repayment date and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(4)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(5)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
12

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Mortgaged Properties by Location(1)
				Weighted Average
State	Number of Properties	Cut-off Date Principal Balance	% of IPB	UW NCF DSCR(2)(3)	UW NOI Debt Yield(2)	Cut-off Date LTV(2)(4)(5)	Maturity Date/ARD LTV(2)(4)(5)
New York	4	$97,000,000	14.8%	1.33x	9.8%	58.6%	58.6%
New Jersey	3	69,250,000	10.5	2.09x	15.6%	58.8%	56.5%
North Carolina	2	66,228,125	10.1	1.28x	10.5%	61.8%	53.9%
Florida	15	60,112,189	9.1	1.62x	12.0%	57.6%	56.8%
Indiana	2	56,943,123	8.7	1.68x	14.4%	46.0%	42.4%
California	30	52,660,000	8.0	2.32x	12.4%	49.3%	49.3%
Ohio	3	39,000,000	5.9	1.49x	10.7%	64.4%	64.4%
Michigan	1	37,500,000	5.7	2.50x	17.5%	45.0%	45.0%
Pennsylvania	3	27,836,000	4.2	2.07x	13.8%	39.7%	39.7%
Illinois	8	22,327,000	3.4	1.56x	12.1%	68.5%	65.4%
Kansas	6	16,989,262	2.6	1.83x	12.9%	48.1%	47.3%
Missouri	5	16,851,908	2.6	1.31x	10.5%	57.5%	56.5%
Texas	2	16,297,427	2.5	1.35x	11.5%	57.1%	51.6%
Louisiana	57	14,981,082	2.3	1.79x	19.8%	30.7%	14.3%
Virginia	3	12,958,000	2.0	1.58x	10.9%	45.8%	45.8%
Oklahoma	3	11,480,763	1.7	2.22x	15.0%	41.5%	41.5%
Washington	2	10,928,928	1.7	1.82x	16.8%	59.1%	52.0%
Georgia	5	9,304,529	1.4	1.60x	12.2%	61.2%	58.1%
South Carolina	1	7,350,000	1.1	2.09x	19.7%	53.2%	52.4%
Alabama	22	6,947,689	1.1	1.79x	19.8%	30.7%	14.3%
Mississippi	9	3,046,451	0.5	1.79x	19.8%	30.7%	14.3%
Nevada	3	1,041,176	0.2	2.71x	17.9%	32.3%	32.3%
Connecticut	1	565,412	0.1	2.71x	17.9%	32.3%	32.3%
Total / Weighted Average:	190	$657,599,063	100.0%	1.73x	12.9%	54.1%	51.6%
(1)	Because this table presents information relating to the mortgaged properties and not mortgage loans, the information for mortgage loans secured by more than one mortgaged property is based on allocated loan amounts, individual appraised values, net cash flow or net operating income with respect to such individual mortgaged properties, as applicable.
(2)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(3)	For the mortgage loans that are interest-only for the entire term or until the anticipated repayment date and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(4)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(5)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
13

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Cut-off Date Principal Balance
						Weighted Average
Range of Cut-off Date Principal Balances			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
$2,333,000	-	$4,999,999	5	$18,580,634	2.8%	6.72018%	117	1.53x	12.0%	56.3%	53.2%
$5,000,000	-	$9,999,999	6	44,703,294	6.8	6.92646%	108	1.57x	12.7%	60.5%	57.7%
$10,000,000	-	$19,999,999	9	123,412,427	18.8	6.27109%	107	1.81x	12.3%	57.5%	56.5%
$20,000,000	-	$29,999,999	6	157,261,343	23.9	7.00045%	108	1.60x	13.3%	50.4%	46.4%
$30,000,000	-	$64,958,243	8	313,641,366	47.7	6.58550%	107	1.80x	13.1%	53.6%	51.2%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Mortgage Interest Rates

						Weighted Average
Range of Mortgage Interest Rates			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
3.70000%	-	3.99999%	1	$15,000,000	2.3%	3.70000%	102	2.34x	8.9%	62.1%	62.1%
4.00000%	-	4.99999%	1	10,000,000	1.5	4.11000%	105	2.00x	8.4%	53.7%	53.7%
5.00000%	-	5.99999%	2	45,000,000	6.8	5.87369%	77	2.30x	14.4%	53.8%	53.8%
6.00000%	-	6.49999%	5	115,865,000	17.6	6.19299%	94	1.97x	13.1%	48.3%	48.3%
6.50000%	-	6.99999%	15	305,849,586	46.5	6.78538%	118	1.61x	12.4%	55.9%	52.3%
7.00000%	-	7.49999%	6	90,284,477	13.7	7.10957%	119	1.59x	14.0%	52.1%	48.0%
7.50000%	-	7.99000%	4	75,600,000	11.5	7.66088%	91	1.54x	14.2%	56.8%	54.1%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Original Term to Maturity in Months

				Weighted Average
Original Term to Maturity in Months	Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
60	5	$112,350,000	17.1%	6.55263%	58	2.06x	14.3%	48.9%	48.9%
120	29	545,249,063	82.9	6.67334%	117	1.66x	12.6%	55.2%	52.1%
Total / Weighted Average:	34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Remaining Term to Maturity in Months

				Weighted Average
Range of Remaining Term to Maturity in Months			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
57	-	60	5	$112,350,000	17.1%	6.55263%	58	2.06x	14.3%	48.9%	48.9%
61	-	114	3	47,595,000	7.2	5.26019%	108	2.03x	10.6%	54.1%	54.1%
115	-	120	26	497,654,063	75.7	6.80849%	118	1.63x	12.8%	55.3%	51.9%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%
(1)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(2)	For the mortgage loans that are interest-only for the entire term or until the anticipated repayment date and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(3)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(4)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
14

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Original Amortization Term in Months
				Weighted Average
Original Amortization Term in Months	Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
Interest Only	22	$435,118,000	66.2%	6.42011%	103	1.83x	12.3%	54.0%	54.0%
180	1	27,916,343	4.2	6.91000%	119	1.79x	19.8%	30.7%	14.3%
360	11	194,564,720	29.6	7.13599%	116	1.49x	13.4%	57.6%	51.4%
Total / Weighted Average:	34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Remaining Amortization Term in Months

						Weighted Average
Range of Remaining Amortization Term in Months			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
Interest Only			22	$435,118,000	66.2%	6.42011%	103	1.83x	12.3%	54.0%	54.0%
179	-	298	1	27,916,343	4.2	6.91000%	119	1.79x	19.8%	30.7%	14.3%
346	-	360	11	194,564,720	29.6	7.13599%	116	1.49x	13.4%	57.6%	51.4%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Amortization Types

				Weighted Average
Amortization Types	Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
Interest Only	22	$435,118,000	66.2%	6.42011%	103	1.83x	12.3%	54.0%	54.0%
Amortizing Balloon	6	156,189,063	23.8	6.99499%	119	1.50x	13.9%	50.8%	42.1%
Interest Only, Amortizing Balloon	6	66,292,000	10.1	7.37305%	112	1.61x	14.8%	62.2%	57.7%
Total / Weighted Average:	34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Underwritten Net Cash Flow Debt Service Coverage Ratios(1)(2)

						Weighted Average
Range of Underwritten Net Cash Flow Debt Service Coverage Ratios			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
1.21x	-	1.49x	12	$224,030,670	34.1%	6.98127%	111	1.31x	10.2%	61.7%	58.5%
1.50x	-	1.59x	4	93,240,000	14.2	6.63364%	119	1.55x	11.2%	57.2%	56.9%
1.60x	-	1.69x	1	39,943,123	6.1	7.08000%	118	1.65x	15.4%	41.5%	36.4%
1.70x	-	1.79x	4	74,791,343	11.4	6.94195%	106	1.77x	16.5%	48.5%	40.2%
1.80x	-	1.89x	4	44,743,928	6.8	6.97690%	116	1.84x	14.0%	55.7%	54.0%
1.90x	-	1.99x	1	23,000,000	3.5	6.16000%	119	1.94x	12.9%	41.2%	41.2%
2.00x	-	2.71x	8	157,850,000	24.0	5.93241%	89	2.39x	15.3%	48.7%	48.6%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%
(1)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(2)	For the mortgage loans that are interest-only for the entire term or until the anticipated repayment date and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(3)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(4)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
15

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
LTV Ratios as of the Cut-off Date(1)(3)(4)

						Weighted Average
Range of Cut-off Date LTVs			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
30.7%	-	49.9%	9	$205,287,465	31.2%	6.57906%	108	2.06x	15.8%	40.7%	37.4%
50.0%	-	59.9%	14	195,951,354	29.8	6.75223%	93	1.70x	12.6%	56.1%	55.1%
60.0%	-	64.9%	6	196,948,243	29.9	6.58631%	118	1.53x	11.1%	62.3%	58.8%
65.0%	-	69.9%	4	52,781,000	8.0	6.82965%	118	1.38x	10.2%	66.1%	65.0%
70.0%	-	71.7%	1	6,631,000	1.0	6.55600%	117	1.25x	9.9%	71.7%	65.5%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

LTV Ratios as of the Maturity Date(1)(3)(4)

						Weighted Average
Range of Maturity Date LTVs			Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
14.3%	-	49.9%	9	$205,287,465	31.2%	6.57906%	108	2.06x	15.8%	40.7%	37.4%
50.0%	-	59.9%	16	287,159,597	43.7	6.85627%	101	1.60x	12.5%	58.1%	54.9%
60.0%	-	64.9%	6	117,801,000	17.9	6.21187%	116	1.60x	10.2%	62.9%	62.5%
65.0%	-	66.0%	3	47,351,000	7.2	6.83428%	118	1.38x	10.0%	66.2%	65.4%
Total / Weighted Average:			34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Prepayment Protection

				Weighted Average
Prepayment Protection	Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
Defeasance	27	$544,504,720	82.8%	6.56690%	108	1.77x	12.9%	55.4%	53.2%
Yield Maintenance	5	80,999,343	12.3	7.17567%	99	1.46x	13.4%	45.3%	39.7%
Defeasance or Yield Maintenance	2	32,095,000	4.9	6.78872%	115	1.70x	11.7%	53.4%	53.4%
Total / Weighted Average:	34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%

Loan Purpose

				Weighted Average
Loan Purpose	Number of Loans	Cut-off Date Principal Balance	% of IPB	Mortgage Rate	Remaining Loan Term	UW NCF DSCR(1)(2)	UW NOI DY(1)	Cut-off Date LTV(1)(3)(4)	Maturity Date/ARD LTV(1)(3)(4)
Refinance	24	$426,289,063	64.8%	6.67795%	111	1.67x	13.0%	53.2%	49.5%
Acquisition	6	107,070,000	16.3	6.73888%	96	1.79x	12.9%	57.1%	56.7%
Recapitalization	3	82,000,000	12.5	6.63707%	96	2.04x	14.2%	51.5%	51.5%
Acquisition/Recapitalization	1	42,240,000	6.4	6.21000%	119	1.58x	10.3%	60.0%	60.0%
Total / Weighted Average:	34	$657,599,063	100.0%	6.65271%	107	1.73x	12.9%	54.1%	51.6%
(1)	In the case of Loan Nos. 1, 3, 5, 6, 7, 8, 11, 14, 17, 18 and 23, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations include the related Pari Passu Companion Loan(s). In the case of Loan Nos. 6, 7 and 17, the UW NCF DSCR, UW NOI Debt Yield, Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD Loan-to-Value Ratio calculations exclude the related Subordinate Companion Loans and/or mezzanine loans.
(2)	For the mortgage loans that are interest-only for the entire term or until the anticipated repayment date and accrue interest on an Actual/360 basis, the Monthly Debt Service Amount ($) was calculated as 1/12th of the product of (i) the Original Balance ($), (ii) the Interest Rate % and (iii) 365/360.
(3)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.
(4)	In the case of Loan No. 14, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as portfolio assumption. In the case of Loan No. 21, the Cut-off Date Loan-to-Value Ratio and Maturity/ARD Loan-to-Value Ratio are calculated by using an appraised value based on an as stabilized assumption. Refer to “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Preliminary Prospectus for additional details.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
16

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Previous Securitization History(1)
No.	Mortgage Loan Seller	Loan/Property Name	Location	Property Type	Cut-off Date Principal Balance	% of IPB	Previous Securitization
2.02	KeyBank	Corporex Plaza	Tampa, FL	Industrial	$9,087,000	1.4%	CGCMT 2014-GC21
2.03	KeyBank	Brandywine Business Center	Tampa, FL	Industrial	$6,793,000	1.0%	CGCMT 2014-GC21
2.04	KeyBank	President's Plaza	Tampa, FL	Industrial	$4,095,000	0.6%	CGCMT 2014-GC21
3	CREFI	Hyatt Regency Indianapolis	Indianapolis, IN	Hospitality	$39,943,123	6.1%	JPMCC 2019-FL12
6.12	KeyBank	Save Mart Supermarkets - Modesto, CA (4)	Modesto, CA	Retail	$655,059	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.13	KeyBank	Save Mart Supermarkets - Grass Valley, CA	Grass Valley, CA	Retail	$636,000	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.19	KeyBank	Save Mart Supermarkets - Tracy, CA	Tracy, CA	Retail	$499,765	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.20	KeyBank	Save Mart Supermarkets - Folsom, CA	Folsom, CA	Retail	$488,471	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.24	KeyBank	Save Mart Supermarkets - Chico, CA	Chico, CA	Retail	$377,647	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.25	KeyBank	Save Mart Supermarkets - Salinas, CA	Salinas, CA	Retail	$376,235	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.26	KeyBank	Save Mart Supermarkets - Kingsburg, CA	Kingsburg, CA	Retail	$371,294	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.27	KeyBank	Save Mart Supermarkets - Clovis, CA (3)	Clovis, CA	Retail	$368,471	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.29	KeyBank	Save Mart Supermarkets - Vacaville, CA (2)	Vacaville, CA	Retail	$338,118	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.30	KeyBank	Save Mart Supermarkets - Elk Grove, CA	Elk Grove, CA	Retail	$333,882	0.1%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.32	KeyBank	Save Mart Supermarkets - Fresno, CA (3)	Fresno, CA	Retail	$292,941	0.0%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
(1)	The table above represents the properties for which the previously existing debt was most recently securitized, based on information provided by the related borrower or obtained through searches of a third-party database.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
17

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Previous Securitization History(1) (Continued)
No.	Mortgage Loan Seller	Loan/Property Name	Location	Property Type	Cut-off Date Principal Balance	% of IPB	Previous Securitization
6.33	KeyBank	Save Mart Supermarkets - Lodi, CA	Lodi, CA	Retail	$289,412	0.0%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
6.39	KeyBank	Save Mart Supermarkets - Jackson, CA	Jackson, CA	Retail	$210,353	0.0%	UBSCM 2017-C1, DBJPM 2017-C6, UBSCM 2017-C2, WFCM 2017-C38
10	CREFI	Sayville Plaza	Bohemia, NY	Retail	$28,000,000	4.3%	RIAL 2022-FL8
11.01	CREFI	Burger King #04324 - Gulf Shores, AL	Gulf Shores, AL	Retail	$518,545	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.02	CREFI	Burger King #04581 - Foley, AL	Foley, AL	Retail	$510,442	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.03	CREFI	Burger King #02957 - Houma, LA	Houma, LA	Retail	$506,391	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.04	CREFI	Burger King #11942 - Gray, LA	Gray, LA	Retail	$490,187	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.05	CREFI	Burger King #03818 - Mobile, AL	Mobile, AL	Retail	$469,931	0.1%	COMM 2014-LC15
11.06	CREFI	Burger King #05255 - Prichard, AL	Prichard, AL	Retail	$449,675	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.07	CREFI	Burger King #12830 - Boutte, LA	Boutte, LA	Retail	$445,624	0.1%	COMM 2014-LC15
11.08	CREFI	Burger King #03156 - Saraland, AL	Saraland, AL	Retail	$433,471	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.09	CREFI	Burger King #11614 - Harvey, LA	Harvey, LA	Retail	$421,318	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.10	CREFI	Burger King #09004 - Diamondhead, MS	Diamondhead, MS	Retail	$417,267	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.11	CREFI	Burger King #04130 - Vicksburg, MS	Vicksburg, MS	Retail	$417,267	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.12	CREFI	Burger King #09708 - Natchez, MS	Natchez, MS	Retail	$409,164	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.13	CREFI	Burger King #09270 - Robertsdale, AL	Robertsdale, AL	Retail	$405,113	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.14	CREFI	Burger King #02643 - Gladstone, MO	Gladstone, MO	Retail	$388,908	0.1%	COMM 2014-LC15
11.15	CREFI	Burger King #01207 - West Monroe, LA	West Monroe, LA	Retail	$380,806	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.16	CREFI	Burger King #12007 - Denham Springs, LA	Denham Springs, LA	Retail	$376,755	0.1%	COMM 2014-LC15
11.17	CREFI	Burger King #10802 - Westwego, LA	Westwego, LA	Retail	$372,704	0.1%	COMM 2014-LC15
11.18	CREFI	Burger King #06788 - Zachary, LA	Zachary, LA	Retail	$372,704	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.19	CREFI	Burger King #06129 - Mobile, AL	Mobile, AL	Retail	$372,704	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.20	CREFI	Burger King #09788 - Walker, LA	Walker, LA	Retail	$368,653	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.21	CREFI	Burger King #09838 - Fairhope, AL	Fairhope, AL	Retail	$364,602	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.22	CREFI	Burger King #01198 - Mobile, AL	Mobile, AL	Retail	$356,500	0.1%	COMM 2014-LC15, WFCM 2014-LC16
(1)	The table above represents the properties for which the previously existing debt was most recently securitized, based on information provided by the related borrower or obtained through searches of a third-party database.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
18

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Previous Securitization History(1) (Continued)
No.	Mortgage Loan Seller	Loan/Property Name	Location	Property Type	Cut-off Date Principal Balance	% of IPB	Previous Securitization
11.23	CREFI	Burger King #10764 - Morgan City, LA	Morgan City, LA	Retail	$356,500	0.1%	COMM 2014-LC15
11.24	CREFI	Burger King #01465 - Laurel, MS	Laurel, MS	Retail	$352,449	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.25	CREFI	Burger King #07930 - Long Beach, MS	Long Beach, MS	Retail	$352,449	0.1%	COMM 2014-LC15
11.26	CREFI	Burger King #05029 - Pineville, LA	Pineville, LA	Retail	$348,397	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.27	CREFI	Burger King #12633 - Port Allen, LA	Port Allen, LA	Retail	$348,397	0.1%	COMM 2014-LC15
11.28	CREFI	Burger King #01439 - Slidell, LA	Slidell, LA	Retail	$344,346	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.29	CREFI	Burger King #01437 - Monroe, LA	Monroe, LA	Retail	$344,346	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.30	CREFI	Burger King #07467 - Ruston, LA	Ruston, LA	Retail	$344,346	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.31	CREFI	Burger King #12895 - Delhi, LA	Delhi, LA	Retail	$344,345	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.32	CREFI	Burger King #04914 - Pensacola, FL	Pensacola, FL	Retail	$336,244	0.1%	COMM 2014-LC15, WFCM 2014-LC16
11.33	CREFI	Burger King #01425 - New Iberia, LA	New Iberia, LA	Retail	$324,090	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.34	CREFI	Burger King #05035 - Tuscaloosa, AL	Tuscaloosa, AL	Retail	$320,039	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.35	CREFI	Burger King #06783 - Baton Rouge, LA	Baton Rouge, LA	Retail	$307,886	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.36	CREFI	Burger King #10763 - Hammond, LA	Hammond, LA	Retail	$307,886	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.37	CREFI	Burger King #06676 - Jackson, MS	Jackson, MS	Retail	$307,886	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.38	CREFI	Burger King #06149 - New Iberia, LA	New Iberia, LA	Retail	$307,886	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.39	CREFI	Burger King #01489 - Mobile, AL	Mobile, AL	Retail	$295,733	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.40	CREFI	Burger King #12661 - Baton Rouge, LA	Baton Rouge, LA	Retail	$295,733	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.41	CREFI	Burger King #06906 - Warrensburg, MO	Warrensburg, MO	Retail	$291,682	0.0%	COMM 2014-LC15
11.42	CREFI	Burger King #10762 - Geismar, LA	Geismar, LA	Retail	$291,682	0.0%	COMM 2014-LC15
11.43	CREFI	Burger King #13080 - Slidell, LA	Slidell, LA	Retail	$287,631	0.0%	COMM 2014-LC15
11.44	CREFI	Burger King #12329 - Rayne, LA	Rayne, LA	Retail	$287,631	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.45	CREFI	Burger King #10572 - Eunice, LA	Eunice, LA	Retail	$287,631	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.46	CREFI	Burger King #09686 - Thomasville, AL	Thomasville, AL	Retail	$287,631	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.47	CREFI	Burger King #02483 - Mobile, AL	Mobile, AL	Retail	$283,579	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.48	CREFI	Burger King #11544 - Westlake, LA	Westlake, LA	Retail	$283,579	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.49	CREFI	Burger King #09026 - Laurel, MS	Laurel, MS	Retail	$283,579	0.0%	COMM 2014-LC15, WFCM 2014-LC16
(1)	The table above represents the properties for which the previously existing debt was most recently securitized, based on information provided by the related borrower or obtained through searches of a third-party database.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
19

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Previous Securitization History(1) (Continued)
No.	Mortgage Loan Seller	Loan/Property Name	Location	Property Type	Cut-off Date Principal Balance	% of IPB	Previous Securitization
11.50	CREFI	Burger King #12313 - Roeland Park, KS	Roeland Park, KS	Retail	$275,477	0.0%	COMM 2014-LC15
11.51	CREFI	Burger King #11715 - Ville Platte, LA	Ville Platte, LA	Retail	$275,477	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.52	CREFI	Burger King #03623 - Covington, LA	Covington, LA	Retail	$275,477	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.53	CREFI	Burger King #09692 - Greenwell Springs, LA	Greenwell Springs, LA	Retail	$271,426	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.54	CREFI	Burger King #06674 - Slidell, LA	Slidell, LA	Retail	$271,426	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.55	CREFI	Burger King #01428 - Sulphur, LA	Sulphur, LA	Retail	$267,375	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.56	CREFI	Burger King #05981 - Meridian, MS	Meridian, MS	Retail	$259,272	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.57	CREFI	Burger King #09213 - Pensacola, FL	Pensacola, FL	Retail	$259,272	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.58	CREFI	Burger King #08645 - Pace, FL	Pace, FL	Retail	$259,272	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.59	CREFI	Burger King #02831 - Olathe, KS	Olathe, KS	Retail	$251,170	0.0%	COMM 2014-LC15
11.60	CREFI	Burger King #04330 - Kansas City, MO	Kansas City, MO	Retail	$251,170	0.0%	COMM 2014-LC15
11.61	CREFI	Burger King #12322 - Oakdale, LA	Oakdale, LA	Retail	$251,170	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.62	CREFI	Burger King #03585 - Daphne, AL	Daphne, AL	Retail	$251,170	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.63	CREFI	Burger King #06916 - Kenner, LA	Kenner, LA	Retail	$247,119	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.64	CREFI	Burger King #11694 - DeQuincy, LA	DeQuincy, LA	Retail	$247,119	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.65	CREFI	Burger King #09115 - Meridian, MS	Meridian, MS	Retail	$247,119	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.66	CREFI	Burger King #00373 - Mobile, AL	Mobile, AL	Retail	$243,068	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.67	CREFI	Burger King #01617 - Lake Charles, LA	Lake Charles, LA	Retail	$239,017	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.68	CREFI	Burger King #01917 - Vidalia, LA	Vidalia, LA	Retail	$239,017	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.69	CREFI	Burger King #12264 - Mission, KS	Mission, KS	Retail	$234,966	0.0%	COMM 2014-LC15
11.70	CREFI	Burger King #09804 - Gonzales, LA	Gonzales, LA	Retail	$230,915	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.71	CREFI	Burger King #11095 - Tuscaloosa, AL	Tuscaloosa, AL	Retail	$230,915	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.72	CREFI	Burger King #09259 - Gulf Breeze, FL	Gulf Breeze, FL	Retail	$222,812	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.73	CREFI	Burger King #00144 - Baton Rouge, LA	Baton Rouge, LA	Retail	$218,762	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.74	CREFI	Burger King #12597 - Lake Charles, LA	Lake Charles, LA	Retail	$218,761	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.75	CREFI	Burger King #06488 - Mobile, AL	Mobile, AL	Retail	$218,761	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.76	CREFI	Burger King #00211 - Baton Rouge, LA	Baton Rouge, LA	Retail	$210,659	0.0%	COMM 2014-LC15, WFCM 2014-LC16
(1)	The table above represents the properties for which the previously existing debt was most recently securitized, based on information provided by the related borrower or obtained through searches of a third-party database.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
20

Structural and Collateral Term Sheet	BMO 2023-C5
Collateral Characteristics
Previous Securitization History(1) (Continued)
No.	Mortgage Loan Seller	Loan/Property Name	Location	Property Type	Cut-off Date Principal Balance	% of IPB	Previous Securitization
11.77	CREFI	Burger King #01337 - Metairie, LA	Metairie, LA	Retail	$210,659	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.78	CREFI	Burger King #04016 - Mobile, AL	Mobile, AL	Retail	$206,608	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.79	CREFI	Burger King #10607 - Houma, LA	Houma, LA	Retail	$198,505	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.80	CREFI	Burger King #10800 - Livingston, AL	Livingston, AL	Retail	$198,505	0.0%	COMM 2014-LC15
11.81	CREFI	Burger King #12820 - Iowa, LA	Iowa, LA	Retail	$194,454	0.0%	COMM 2014-LC15
11.82	CREFI	Burger King #09958 - Grove Hill, AL	Grove Hill, AL	Retail	$194,454	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.83	CREFI	Burger King #01149 - Baton Rouge, LA	Baton Rouge, LA	Retail	$190,403	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.84	CREFI	Burger King #06325 - Baton Rouge, LA	Baton Rouge, LA	Retail	$178,250	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.85	CREFI	Burger King #13081 - New Iberia, LA	New Iberia, LA	Retail	$170,147	0.0%	COMM 2014-LC15
11.86	CREFI	Burger King #11979 - Monroe, LA	Monroe, LA	Retail	$170,147	0.0%	COMM 2014-LC15
11.87	CREFI	Burger King #03685 - Kansas City, MO	Kansas City, MO	Retail	$170,147	0.0%	COMM 2014-LC15
11.88	CREFI	Burger King #06048 - Tuscaloosa, AL	Tuscaloosa, AL	Retail	$170,147	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.89	CREFI	Burger King #06105 - Northport, AL	Northport, AL	Retail	$166,096	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.90	CREFI	Burger King #12919 - Covington, LA	Covington, LA	Retail	$162,045	0.0%	COMM 2014-LC15
11.91	CREFI	Burger King #12660 - Vinton, LA	Vinton, LA	Retail	$157,994	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.92	CREFI	Burger King #09853 - Franklin, LA	Franklin, LA	Retail	$157,994	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.93	CREFI	Burger King #00360 - New Orleans, LA	New Orleans, LA	Retail	$141,790	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.94	CREFI	Burger King #12753 - Slidell, LA	Slidell, LA	Retail	$121,534	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.95	CREFI	Burger King #01315 - Alexandria, LA	Alexandria, LA	Retail	$105,329	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.96	CREFI	Burger King #12752 - Lafayette, LA	Lafayette, LA	Retail	$72,920	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.97	CREFI	Burger King #11488 - Lafayette, LA	Lafayette, LA	Retail	$68,869	0.0%	COMM 2014-LC15, WFCM 2014-LC16
11.98	CREFI	Burger King #01537 - Lafayette, LA	Lafayette, LA	Retail	$68,869	0.0%	COMM 2014-LC15
11.99	CREFI	Burger King #00501 - Lafayette, LA	Lafayette, LA	Retail	$0	0.0%	COMM 2014-LC15, WFCM 2014-LC16
17	BMO	Pacific Design Center	West Hollywood, CA	Mixed Use	$15,000,000	2.3%	WFCM 2014-LC16, COMM 2014-CR18
19	BMO	Comfort Suites Maingate East	Kissimmee, FL	Hospitality	$14,000,000	2.1%	COMM 2016-DC2
27	KeyBank	Mini U Storage - Springfield	Springfield, VA	Self Storage	$7,000,000	1.1%	COMM 2013-CR9
34	KeyBank	Mini U Storage - Landmark	Alexandria, VA	Self Storage	$2,333,000	0.4%	COMM 2013-CR9
(1)	The table above represents the properties for which the previously existing debt was most recently securitized, based on information provided by the related borrower or obtained through searches of a third-party database.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
21

Structural and Collateral Term Sheet	BMO 2023-C5
Class A-2(1)

Class A-2

No.	Loan Name	Location	Cut-off Date Balance	% of IPB	Maturity Date Balance	% of Certificate Class(2)	Original Loan Term	Remaining Loan Term	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV(3)	Maturity Date/ARD LTV(3)
6	Oak Street NLP Fund Portfolio	Various, Various	$30,000,000	4.6%	$30,000,000	27.0%	60	57	2.71x	17.9%	32.3%	32.3%
7	Harborside 2-3	Jersey City, NJ	$30,000,000	4.6%	$30,000,000	27.0%	60	58	2.36x	14.7%	56.8%	56.8%
10	Sayville Plaza	Bohemia, NY	$28,000,000	4.3%	$28,000,000	25.2%	60	60	1.21x	10.1%	52.6%	52.6%
15	GRM Indianapolis	Indianapolis, IN	$17,000,000	2.6%	$17,000,000	15.3%	60	59	1.74x	12.0%	56.5%	56.5%
26	Holiday Inn Express and Suites - Aiken	Aiken, SC	$7,350,000	1.1%	$7,231,573	6.5%	60	58	2.09x	19.7%	53.2%	52.4%
Total / Weighted Average:			$112,350,000	17.1%	$112,231,573	101.0%	60	58	2.06x	14.3%	48.9%	48.9%
(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balances of the Class A-2 Certificates, assuming a 0% CPR and applying the “Modeling Assumptions” described in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each Class of Certificates, including the Class A-2 Certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loans. See Annex A-1 to the Preliminary Prospectus.
(2)	Reflects the percentage equal to the Percentage of the Maturity Date Balance divided by the initial Class A-2 Certificate Balance.
(3)	In the case of Loan No. 10, the Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV is based on Cut-off Date Principal Balance and Maturity Date/ARD Balance after netting out a $2,000,000 holdback reserve. The Cut-off Date Loan-to-Value Ratio and Maturity Date/ARD LTV based on Cut-off Date Principal Balance and Maturity Date/ARD Balance without netting out the holdback reserve are 56.7% and 56.7%, respectively.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
22

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Certificates:	The “Certificates” will consist of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-E, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class XFRR, Class G-RR, Class XGRR, Class J-RR, Class XJRR and Class R certificates. The Certificates are also referred to as the “Non-Vertically Retained Certificates”. The Non-Vertically Retained Certificates other than the Class R Certificates are referred to as the “Non-Vertically Retained Regular Certificates”. The Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR and Class J-RR certificates are collectively referred to as the “Principal Balance Certificates” or the “Non-Vertically Retained Principal Balance Certificates”. The Class X-A, Class X-B, Class X-D, Class X-E, Class XFRR, Class XGRR and Class XJRR certificates are collectively referred to as the “Class X Certificates”.
■ Accrual:	Each Class of Certificates (other than the Class R Certificates) will accrue interest on a 30/360 basis. The Class R Certificates will not accrue interest.
■ Allocation Between Combined VRR Interest and Non-Vertically Retained Certificates:

The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®; and (ii) allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

■ Distributions:

On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.       Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D and Class X-E certificates: to interest on the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D and Class X-E certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.       Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-SB certificates until their certificate balance is reduced to the Class A-SB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-SB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (iv) above and then (vi) to principal on the Class A-SB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-5 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview

B, Class C, Class D, Class E, Class F-RR, Class G-RR and Class J-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-SB principal distributions will be disregarded).

3.       Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates: to reimburse the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.       Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

5.       Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.       Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.       After the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D, Class X-E, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest to the Class D, Class E, Class F-RR and Class XFRR (pro rata based on interest entitlements), Class G-RR and Class XGRR (pro rata based on interest entitlements) and Class J-RR and Class XJRR (pro rata based on interest entitlements) certificates, and to pay principal to, and to reimburse (with interest) any unreimbursed losses to, the Class D, Class E, Class F-RR, Class G-RR and Class J-RR certificates, sequentially in order, and with respect to each such class of Principal Balance Certificates, in a manner analogous to the Class C certificates pursuant to clause 6 above.

■ Realized Losses:	The certificate balances of the Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first to the Class J-RR certificates; second, to the Class G-RR certificates; third, to the Class F-RR certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C certificates; seventh, to the Class B certificates; eighth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Non-Vertically Retained Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Non-Vertically Retained Principal Balance Certificates.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Prepayment Premiums and Yield Maintenance Charges:

On each Distribution Date, until the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-E certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class F-RR, Class G-RR and Class J-RR certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB and Class X-A certificates, (ii) the group (the “YM Group A-S/B/C”) comprised of the Class A-S, Class B, Class C and Class X-B certificates, (iii) the group (the “YM Group D”) comprised of the Class X-D and Class D certificates, and (iv) the group (the “YM Group E”, and the YM Group A, the YM Group A-S/B/C, the YM Group D and the YM Group E, together, the “YM Groups”) comprised of the Class X-E and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-E certificates and the certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F-RR, Class G-RR and Class J-RR certificates as provided in the BMO 2023-C5 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class XFRR, Class XGRR, Class XJRR and Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

■ Advances:	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the BMO 2023-C5 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
and the trustee will each be entitled to receive interest on advances they make at the prime rate (and, solely in the case of the master servicer, subject to a floor of 2.0% per annum), compounded annually.
■ Serviced Mortgage Loans/Outside Serviced Mortgage Loans:

One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Characteristics—Pari Passu Companion Loan Summary” above), the BMO 2023-C5 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the BMO 2023-C5 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the BMO 2023-C5 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

■ Appraisal Reduction Amounts:

An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the BMO 2023-C5 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Certificates then outstanding (i.e., first, pro rata based on interest entitlements, to the Class J-RR and Class XJRR certificates, then, pro rata based on interest entitlements, to the Class G-RR and Class XGRR certificates, then, pro rata based on interest entitlements, to the Class F-RR and Class XFRR certificates , then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-D and Class X-E certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For various purposes under the BMO 2023-C5 pooling and servicing agreement (including, with respect to the Non-Vertically Retained Principal Balance Certificates, for purposes of determining the Non-Reduced Certificates and the Controlling Class, as well as the occurrence of a Control Termination Event and an Operating Advisor Consultation Trigger Event), the Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balance of the Combined VRR Interest, and the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class J-RR, Class G-RR, Class F-RR,

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview

Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-4, Class A-5 and Class A-SB certificates, pro rata based on certificate balance.

■ Cumulative Appraisal Reduction Amounts:

A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amount then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

■ Age of Appraisals:

Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

■ Sale of Defaulted Loans:	There will be no “Fair Market Value Purchase Option”. Instead, defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
■ Directing Holder:

The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the BMO 2023-C5 pooling and servicing agreement will be:

●                except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative;

●                 with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or any other serviced whole loan with a controlling companion loan held outside the issuing entity), if and for so long as such holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note (during any such period, the “outside controlling note holder”);

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is, if the Controlling Class Representative is the Directing Holder with respect to the subject mortgage loan, a mortgage loan or related whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

■ Controlling Class Representative:

The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class F-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class G-RR and Class J-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, RREF IV-D AIV RR, LLC, or its affiliate, is expected to (i) purchase the HRR Certificates, and (ii) to appoint itself as the initial Controlling Class Representative.

■ Control Termination Event:

A “Control Termination Event” will: with respect to any mortgage loan either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

■ Consultation Termination Event:	A “Consultation Termination Event” with respect to any mortgage loan, (a) when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be a Consulting Party, a Consultation Termination Event will be deemed to exist.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Control/Consultation Rights:

With respect to any Serviced Loan, the applicable Directing Holder will be entitled to have consent and/or consultation rights under the BMO 2023-C5 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to each serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the BMO 2023-C5 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the BMO 2023-C5 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

■ Risk Retention Consultation Party:

The “risk retention consultation party”, with respect to any serviced mortgage loan or, if applicable, serviced whole loan will be the party selected by Bank of Montreal. The risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, the risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Bank of Montreal is expected to be appointed as the initial risk retention consultation party.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or whole loan with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
29

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Termination of Special Servicer:

At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the BMO 2023-C5 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the Certificates (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (with respect to all of the serviced loans other than any serviced outside controlled whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Certificates that are Non-Reduced Certificates vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the BMO 2023-C5 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

If the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced loans, resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of Certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all Certificates, with such quorum including at least (3) holders and/or beneficial owners of Certificates that are not “affiliated” (as defined in Regulation RR) with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the BMO 2023-C5 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the BMO 2023-C5 pooling and servicing agreement.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
30

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Voting Rights:

At all times during the term of the BMO 2023-C5 pooling and servicing agreement, the voting rights for the Certificates (the “voting rights”) will be allocated among the respective classes of certificateholders in the following percentages:

(1)                    1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)                     in the case of any class of Non-Vertically Retained Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Non-Vertically Retained Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Non-Vertically Retained Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of Certificates that are Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

■ Servicing Compensation:

Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
31

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview

anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

■ Operating Advisor:

The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●         are viewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●          reviewing reports provided by the special servicer to the extent set forth in the BMO 2023-C5 pooling and servicing agreement;

●          reviewing for accuracy certain calculations made by the special servicer;

●          issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the BMO 2023-C5 pooling and servicing agreement and identifying any material deviations therefrom;

●          recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the owners of the Uncertificated VRR Interest (as a collective whole); and

●          after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the BMO 2023-C5 pooling and servicing agreement) in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the BMO 2023-C5 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
32

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Asset Representations Reviewer:

The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the BMO 2023-C5 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

■ Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the BMO 2023-C5 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner of Certificates wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner of Certificates does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner of Certificates may deliver, within the time frame provided in the BMO 2023-C5 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the BMO 2023-C5 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
33

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview
■ Liquidated Loan Waterfall:	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
■ Credit Risk Retention:

This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 244) promulgated under Section 15G (“Regulation RR”), as a combination of (A) an “eligible vertical interest” in the form of the Combined VRR Interest and (B) an “eligible horizontal residual interest” in the form of the HRR Certificates. Bank of Montreal will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the purchase by a third party purchaser of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Bank of Montreal, as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus.

■ The Combined VRR Interest Prepayment Premiums and Yield Maintenance Charges:	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.
■ Appraisal Reduction Amounts:	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.
■ Investor Communications:	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the BMO 2023-C5 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the BMO 2023-C5 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
■ Deal Website:

The certificate administrator will maintain a deal website including, but not limited to:

●                all special notices delivered.

●                summaries of final asset status reports.

●                all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

●                an “Investor Q&A Forum” and a voluntary investor registry.

■ Cleanup Call:

On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-E certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the BMO 2023-C5 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
34

Structural and Collateral Term Sheet	BMO 2023-C5
Structural Overview

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
35

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
36

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
37

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	ZBNA	Single Asset / Portfolio:	Single Asset
Original Principal Balance(1):	$65,000,000	Title:	Fee
Cut-off Date Principal Balance(1):	$64,958,243	Property Type – Subtype:	Retail – Anchored
% of IPB:	9.9%	Net Rentable Area (SF):	519,277
Loan Purpose:	Refinance	Location:	Raleigh, NC
Borrower:	BC Retail, LLC	Year Built / Renovated:	2001 / NAP
Borrower Sponsor:	Maria Beatrice Countess Arco	Occupancy:	98.5%
Interest Rate:	6.91000%	Occupancy Date:	4/1/2023
Note Date:	4/20/2023	4th Most Recent NOI (As of):	$8,215,540 (12/31/2020)
Maturity Date:	5/6/2033	3rd Most Recent NOI (As of):	$8,479,332 (12/31/2021)
Interest-only Period:	None	2nd Most Recent NOI (As of):	$8,569,797 (12/31/2022)
Original Term:	120 months	Most Recent NOI (As of):	$8,650,973 (TTM 2/28/2023)
Original Amortization Term:	360 months	UW Economic Occupancy:	95.0%
Amortization Type:	Amortizing Balloon	UW Revenues:	$12,422,790
Call Protection(2):	L(25),D(91),O(4)	UW Expenses:	$3,616,139
Lockbox / Cash Management:	Springing / Springing	UW NOI:	$8,806,651
Additional Debt(1):	Yes	UW NCF:	$8,430,175
Additional Debt Balance(1):	$19,987,152	Appraised Value / Per SF:	$136,200,000 / $262
Additional Debt Type(1):	Pari Passu	Appraisal Date:	3/22/2023

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$164
Taxes:	$752,049	$83,561	N/A	Maturity Date Loan / SF:	$142
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	62.4%
Replacement Reserves:	$0	$6,491	N/A	Maturity Date LTV:	54.3%
TI/LC:	$0	$28,128	$1,250,000	UW NCF DSCR:	1.25x
Rent Concession Reserve:	$58,333	$0	N/A	UW NOI Debt Yield:	10.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$85,000,000	100.0%	Loan Payoff	$70,400,945	82.8%
			Partnership Equity Buyout(4)	10,271,111	12.1
			Return of Equity	2,060,070	2.4
			Closing Costs	1,457,492	1.7
			Upfront Reserves	810,382	1.0
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%
(1)	The Brier Creek Commons Mortgage Loan (as defined below) is part of a whole loan evidenced by three pari passu notes with an aggregate original principal balance of $85,000,000. Financial Information in the chart above reflects the Brier Creek Commons Whole Loan (as defined below). For additional information, see “The Loan” below.
(2)	Defeasance is permitted any time after the earlier of (i) April 20, 2026 and (ii) two years from the closing date of the securitization that includes the last pari passu note of the Brier Creek Commons Whole Loan to be securitized. The assumed lockout period of 25 payments is based on the closing date of this transaction in June 2023. The actual lockout period may be longer.
(3)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(4)	The borrower sponsor used $10,271,111 of the loan proceeds to buy out a corporate equity partner in the non-recourse carveout guarantor, AAC Consolidated Properties, LLC (the “Guarantor”, as further described in “The Borrower Sponsor”).

The Loan. The largest mortgage loan (the “Brier Creek Commons Mortgage Loan”) is part of a fixed rate whole loan (the “Brier Creek Commons Whole Loan”) evidenced by three pari passu promissory notes in the aggregate original principal amount of $85,000,000, secured by the borrower’s fee interest in an anchored retail power center located in Raleigh, North Carolina (the “Brier Creek Commons Property”). The Brier Creek Commons Mortgage Loan is evidenced by the controlling Note A-1, which has an outstanding principal balance as of the Cut-off Date of $64,958,243. The Brier Creek Commons Mortgage Loan will be included in the BMO 2023-C5 securitization trust and represents approximately 9.9% of the Initial Pool Balance. The Brier Creek Commons Whole Loan was originated on April 20, 2023 by Zions Bancorporation, N.A. (“ZBNA”) and proceeds were used to refinance the existing debt held by MetLife Investment Management on the Brier

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
38

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

Creek Commons Property, fund upfront reserves, pay origination costs, buy out a corporate equity owner’s interests in the Guarantor and return cash equity to the borrower sponsor. The Brier Creek Commons Whole Loan accrues interest at a fixed rate of 6.91000% per annum. The table below summarizes the promissory notes that comprise the Brier Creek Commons Whole Loan. The relationship between the holders of the Brier Creek Commons Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Brier Creek Commons Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2023-C5 trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$64,958,243	BMO 2023-C5	Yes
A-2(1)	$10,000,000	$9,993,576	ZBNA	No
A-3(1)	$10,000,000	$9,993,576	ZBNA	No
Whole Loan	$85,000,000	$84,945,395
(1)	Expected to be contributed to one or more future securitization(s).

The Property.

The Brier Creek Commons Property is a 519,277 square foot, 20-building, Class A anchored retail power center located in Raleigh, North Carolina, approximately 5.8 miles east of the Research Triangle Park (“RTP”). Built in 2001 by the borrower sponsor, the property is situated on a 71.0-acre parcel and is anchored by BJ's Warehouse Club, Dick's Sporting Goods, Ross Dress for Less, TJ Maxx and HomeGoods. Additional notable junior anchor and in-line tenants include Michaels, Staples, PetSmart, Barnes & Noble, Party City, Rack Room Shoes, Total Wine, Talbots, Men’s Wearhouse, Vitamin Shoppe, Crumbl Cookies and Verizon Wireless, plus several dining options including McDonald’s, Chili’s, Olive Garden, Jason’s Deli, Brixx Wood Fired Pizza, Noodles & Co., Caribou Coffee and Bruegger’s Bagels. Four of the anchor tenants, collectively comprising 25.0% of net rentable area and 17.2% of underwritten base rent, are investment-grade rated by Moody’s and S&P (see the “Tenant Summary” table below). Fifteen tenants totaling 57.8% of NRA and 39.7% of underwritten base rent have been in occupancy for at least 20 years, including all five of the anchor tenants. The borrower sponsor completed approximately $3.4 million in capital expenditures from 2017-2022, including a roof replacement, asphalt pavement sealing and striping and exterior painting at the Brier Creek Commons Property.

As of April 1, 2023, the Brier Creek Commons Property was 98.5% occupied by 67 tenants and has averaged 99.1% occupancy from 2013-2022. No single tenant represents more than 11.2% of underwritten base rent and only BJ’s Wholesale Club represents more than 6.7% of underwritten base rent. The Brier Creek Commons Property contains 3,095 surface parking spaces, resulting in a parking ratio of approximately 6.0 spaces per 1,000 square feet of rentable area. There are four tenants totaling 4.9% of underwritten base rent that are ground lease tenants and own their improvements (Olive Garden, Truist Bank, McDonald’s and Chili’s). The Brier Creek Commons Property is shadow anchored by Target and Regal Cinemas; the spaces occupied by Target and Regal Cinemas are not part of the collateral securing the Brier Creek Commons Whole Loan.

The borrower sponsor developed the larger 1,450-acre Brier Creek master planned community, which includes the non-collateral 82,708 square foot Brierdale Commons retail center, the Brier Creek Corporate Center I, II, IV and V totaling 436,022 square feet, a 265-unit multifamily community under construction and future phases planned to include a Westin hotel property, multifamily and additional office buildings totaling approximately 1.5 million square feet.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
39

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

Anchor Tenants. The three largest tenants based on underwritten base rent are BJ’s Wholesale Club, Dick’s Sporting Goods and Ross Dress for Less, each of which is an anchor tenant.

BJ’s Wholesale Club (108,532 square feet; 20.9% of NRA, 11.2% of underwritten base rent, Moody’s/S&P/Fitch: Ba1/BB+/NR): Founded in 1984 and headquartered in Marlborough, Massachusetts, BJ’s Wholesale Club (“BJ’s”) is a warehouse club operator and retailer with 237 clubs and 165 gas stations, located primarily in the eastern United States. BJ’s is a membership only retailer and has over 6.5 million members as of April 2023. BJ’s annual total revenue was approximately $19.3 billion in its fiscal year ending January 28, 2023. BJ’s has been a tenant at the Brier Creek Commons Property since June 2001, with its current lease expiration date in September 2026, BJ’s has three remaining 5-year extension options.

Dick’s Sporting Goods (45,000 square feet; 8.7% of NRA, 6.7% of underwritten base rent, Moody’s/S&P/Fitch: Baa3/BBB/NR): Founded by Richard T. Stack in 1948 and headquartered in Pittsburgh, Pennsylvania, Dick’s Sporting Goods (“Dick’s”) is a sporting goods retail chain with 850 stores including Dick’s, Golf Galaxy, Field & Stream, Public Lands, Going Going Gone! and Warehouse Sale stores. Dick’s has been a tenant at the Brier Creek Commons Property since March 2002, with its current lease expiration date in January 2028. Dick’s has one 5-year extension option remaining.

Ross Dress for Less (30,064 square feet; 5.8% of NRA, 4.3% of underwritten base rent, Moody’s/S&P/Fitch: A2/BBB+/NR): Founded in 1982 and headquartered in Dublin, California, Ross Dress for Less (“Ross”) is one of the largest off-price apparel and home fashion chains in the United States, with 1,693 locations in 40 states and an additional 322 dd’s Discounts stores, each as of January 28, 2023. Ross has been a tenant at the Brier Creek Commons Property since January 2003, with its current lease expiration date in January 2028. Ross has one 5-year extension option remaining.

Environmental. The Phase I environmental assessment at the Brier Creek Commons Property dated March 24, 2023 did not identify any recognized environmental conditions. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

The following table presents certain information relating to the historical occupancy of the Brier Creek Commons Property:

Historical and Current Occupancy
2018(1)	2019(1)	2020(1)	2021(1)	2022(1)	Current(2)
99.4%	99.3%	95.4%	99.8%	98.3%	98.5%
(1)	Historical Occupancies are as of December 31 of each respective year.
(2)	Based on the underwritten rent roll dated April 1, 2023.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
40

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The following table presents certain information relating to the largest tenants based on net rentable area of the Brier Creek Commons Property:

Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Sales PSF/Year(4)	UW Occ. Costs(5)	Lease Exp. Date
BJ’s Wholesale Club	Ba1/BB+/NR	108,532	20.9%	$10.03	$1,088,576	11.2%	NAV	NAV	9/16/2026
Dick’s Sporting Goods	Baa3/BBB/NR	45,000	8.7	$14.50	652,500	6.7	NAV	NAV	1/31/2028
Ross Dress for Less	A2/BBB+/NR	30,064	5.8	$14.00	420,896	4.3	NAV	NAV	1/31/2028
TJ Maxx	A2/A/NR	30,000	5.8	$10.78	323,333	3.3	$435	3.6%	4/30/2032
HomeGoods	A2/A/NR	25,000	4.8	$10.78	269,444	2.8	$447	3.5%	4/30/2032
Michaels	B3/B-/NR	23,928	4.6	$12.00	287,136	3.0	$176	9.7%	10/31/2032
Staples	B3/B/NR	23,000	4.4	$11.97	275,238	2.8	NAV	NAV	4/30/2024
Barnes & Noble	NR/NR/NR	22,975	4.4	$12.50	287,187	3.0	NAV	NAV	3/31/2025
PetSmart	B1/B+/NR	18,968	3.7	$15.00	284,520	2.9	NAV	NAV	1/31/2028
Party City(6)	NR/NR/NR	12,000	2.3	$16.50	198,000	2.0	NAV	NAV	7/31/2033
Top 10 Tenants		339,467	65.4%	$12.04	$4,086,831	42.1%
Other Tenants(7)		172,085	33.1%	$30.07(7)	$5,617,412	57.9%
Occupied Collateral Total / Wtd. Avg.		511,552	98.5%	$18.08(7)	$9,704,243	100.0%

Vacant Space		7,725	1.5%

Collateral Total		519,277	100.0%

(1)	Based on the underwritten rent roll dated April 1, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent PSF include contractual rent steps through April 2024 for 18 tenants totaling $49,722 and straight-line rent averaging for the investment-grade tenants TJ Maxx and HomeGoods totaling $15,278.
(4)	Sales PSF/Year are as of the trailing 12-month period ending January 31, 2022 for TJ Maxx and HomeGoods and as of the trailing 12-month period ending December 31, 2022 for Michaels, as provided by the tenants to the Brier Creek Commons Borrower.
(5)	UW Occ. Costs are based on underwritten base rent and reimbursements and most recently reported sales.
(6)	Party City Holdco Inc., the parent company of Party City, filed for Chapter 11 bankruptcy protection on January 17, 2023. Party City has not announced a store closure at the Brier Creek Commons Property and is current on its rent payments.
(7)	Four tenants totaling 4.9% of underwritten base rent (Olive Garden, Truist Bank, McDonald’s and Chili’s) are ground lease tenants and own their improvements with no associated NRA. An additional 1,073 square feet (0.2% of the NRA) is attributed to a storage space with no corresponding lease or applicable base rent. The weighted average UW Base Rent PSF calculations exclude the underwritten base rent, if any, associated with these ground lease tenants and the storage space.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
41

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The following table presents certain information relating to the tenant lease expirations at the Brier Creek Commons Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring(3)	Net Rentable Area Expiring(3)	% of NRA Expiring(3)	UW Base Rent Expiring(4)	% of UW Base Rent Expiring(4)		Cumulative Net Rentable Area Expiring(3)	Cumulative % of NRA Expiring(3)	Cumulative UW Base Rent Expiring(4)	Cumulative % of UW Base Rent Expiring(4)
Vacant	NAP	7,725	1.5%	NAP	NA	P	7,725	1.5%	NAP	NAP
2023 & MTM	1	4,856	0.9	$145,680	1.5%		12,581	2.4%	$145,680	1.5%
2024	6	44,434	8.6	820,045	8.5		57,015	11.0%	$965,725	10.0%
2025	8	41,584	8.0	1,014,525	10.5		98,599	19.0%	$1,980,250	20.4%
2026	6	120,324	23.2	1,420,968	14.6		218,923	42.2%	$3,401,217	35.0%
2027	14	33,507	6.5	1,175,817	12.1		252,430	48.6%	$4,577,034	47.2%
2028	16	130,274	25.1	2,580,880	26.6		382,704	73.7%	$7,157,915	73.8%
2029	3	21,809	4.2	478,052	4.9		404,513	77.9%	$7,635,967	78.7%
2030	2	2,492	0.5	269,891	2.8		407,005	78.4%	$7,905,858	81.5%
2031	1	2,596	0.5	110,382	1.1		409,601	78.9%	$8,016,240	82.6%
2032	6	85,728	16.5	1,130,079	11.6		495,329	95.4%	$9,146,318	94.3%
2033	3	22,875	4.4	557,925	5.7		518,204	99.8%	$9,704,243	100.0%
2034 & Beyond(5)	1	1,073	0.2	0	0.0		519,277	100.0%	$9,704,243	100.0%
Total	67	519,277	100.0%	$9,704,243	100.0%
(1)	Based on the underwritten rent roll dated April 1, 2023.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the lease rollover schedule.
(3)	Four tenants totaling 4.9% of underwritten base rent (Olive Garden, Truist Bank, McDonald’s and Chili’s) are ground lease tenants and own their improvements with no associated NRA.
(4)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring include contractual rent steps through April 2024 for 18 tenants totaling $49,722 and straight-line rent averaging for the investment-grade tenants TJ Maxx and HomeGoods totaling $15,278.
(5)	Represents shopping center storage space with no corresponding lease or applicable base rent.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
42

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The following table presents certain information relating to the operating history and underwritten cash flows of the Brier Creek Commons Property:

Operating History and Underwritten Net Cash Flow
	2020	2021	2022	2/28/2023 TTM(1)	Underwritten(1)	Per Square Foot	%(2)
Base Rent	$8,739,023	$9,190,973	$9,202,936	$9,235,283	$9,704,243	$18.69	74.2%
Grossed Up Vacant Space	0	0	0	0	278,100	0.54	2.1
Gross Potential Rent	$8,739,023	$9,190,973	$9,202,936	$9,235,283	$9,982,343	$19.22	76.3%
Other Income(3)	26,787	1,964	2,798	2,677	2,677	0.01	0.0
Percentage Rent(4)	2,615	1,790	55,389	67,052	39,917	0.08	0.3
Total Reimbursements	2,651,132	2,520,286	2,884,346	2,808,635	3,051,543	5.88	23.3
Net Rental Income	$11,419,557	$11,715,014	$12,145,468	$12,113,647	$13,076,480	$25.18	100.0%
(Vacancy & Credit Loss)(5)	0	0	0	0	(653,690)(5)	(1.26)	(5.0)
Effective Gross Income	$11,419,557	$11,715,014	$12,145,468	$12,113,647	$12,422,790	$23.92	95.0%
Total Expenses(6)	3,204,017	3,235,682	3,575,672	3,462,674	3,616,139	6.96	29.1
Net Operating Income	$8,215,540	$8,479,332	$8,569,797	$8,650,973	$8,806,651	$16.96	70.9%
Capital Expenditures	0	0	0	0	77,892	0.15	0.6
TI / LC	0	0	0	0	298,584	0.58	2.4
Net Cash Flow	$8,215,540	$8,479,332	$8,569,797	$8,650,973	$8,430,175	$16.23	67.9%
(1)	TTM reflects the trailing 12-month period ending February 28, 2023. Underwritten rents are higher than TTM Rents due to the inclusion of rent steps underwritten per the tenants' contractual lease terms through April 2024 for 18 tenants totaling $49,722 and straight-line rent averaging for the investment-grade tenants TJ Maxx and HomeGoods totaling $15,278.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Other Income reflects the Brier Creek Commons Borrower’s miscellaneous income.
(4)	Includes percentage rent for tenants Crumbl Cookies and Bath and Body Works based on trailing 12-month sales and current sales breakpoints in each respective lease.
(5)	The underwritten economic occupancy is 95.0%. The Brier Creek Commons Property was 98.5% physically occupied based on the April 1, 2023 rent roll.
(6)	The management fee is underwritten to reflect 3.0% of Effective Gross Income. The fee per the in-place management agreement is 4.0% and is paid to a borrower sponsor affiliate. All management fees above 3.0% have been subordinated to the Brier Creek Commons Whole Loan.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
43

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The Market. The Brier Creek Commons Property is located along Interstate 540 between Raleigh and Durham, North Carolina, approximately 13.8 miles northwest of the Raleigh central business district (“CBD”) and 10.6 miles southeast of the Durham CBD. Per the appraisal, combined traffic counts total over 81,000 vehicles per day at the Brier Creek Commons Property. Primary access to the area is provided by Interstates 40 and 540 and Highway 70 (Glenwood Avenue), with approximate driving times to the Raleigh CBD, Durham CBD, RTP and Raleigh-Durham International Airport of 24, 18, 10 and 8 minutes, respectively.

According to the appraisal, the RTP is situated at the Brier Creek Commons Property neighborhood’s western boundary. The RTP is the largest research park in the United States encompassing 7,000 acres, home to over 200 companies and over 50,000 employees. In the Raleigh, NC Metropolitan Statistical Area, approximately 49.4% of individuals over the age of 24 have a college degree, with 31.0% holding a bachelor's degree and 18.4% holding a graduate degree, per the appraisal. Duke University, North Carolina State University and the University of North Carolina at Chapel Hill are each situated approximately 12.4 to 17.4 miles from the Brier Creek Commons Property. This employment base has and continues to generate residential development in the surrounding areas. The immediate area surrounding the Brier Creek Commons Property is a relatively newer area of development, per the appraisal, consisting primarily of residential uses with much of the development being built during the 1990s, 2000s, and 2010s. According to the appraisal, Raleigh and the Research Triangle region continue to be among the fastest-growing metros in the nation. Among markets with populations over 1 million, only Austin grew at a faster rate.

According to the appraisal, within a three- and five-mile radius of the Brier Creek Commons Property, the 2022 average household income was approximately $131,110 and $133,029, respectively; and within the same radii, the 2022 estimated population was 42,109 and 96,661, respectively. The appraisal noted the Raleigh, NC Metropolitan Statistical Area’s 2022 average household income as being $117,896 and the United States Census Bureau noted the 2017-2021 State of North Carolina’s median household income as being $60,516. Since 2010, the population within a three-mile radius has increased by approximately 53.6% and the number of households has increased by approximately 61.7%, with annual growth rates of 3.6% and 4.1%, respectively. According to the appraisal, the top three industries within the area are Prof/Scientific/Tech Services, Health Care/Social Assistance and Retail Trade, which represent a combined total of 37% of the workforce.

According to a third-party market research report, the Brier Creek Commons Property is situated within the RTP/RDU retail submarket of the Raleigh - NC retail market. As of April 10, 2023, the submarket reported total inventory of approximately 2.9 million square feet with a 1.4% vacancy rate and average asking rents of $31.92 per square foot.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
44

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The following table presents certain information relating to the seven competitive retail properties to the Brier Creek Commons Property, ranging in size from 103,240 square feet to 388,318 square feet, that reported occupancy rates ranging from 91% to 100% and quoted rents ranging from $14.00 to $40.00 per square foot.

Competitive Retail Properties(1)
Property Name/Location	Year Built/Renovated	Size (SF)	Occupancy	Anchor Tenants	Quoted Rate PSF (NNN)	Distance to Subject (mi.)
Brier Creek Commons 8811, 8331, 8341, 8011, 8161 and 8115 Brier Creek Parkway and 10370 Lumley Road Raleigh, NC (Subject)	2001/NAP	519,277(2)	98.5%(2)	BJ’s Warehouse Club, Dick's Sporting Goods, Ross Dress for Less, TJ Maxx, HomeGoods(2)	$10.03 - $42.52	--
Plantation Point 6305 Capital Boulevard Raleigh, NC	2006/NAV	388,318	93.0%	BJ's, Burlington, Tuesday Morning, Big Lots, Lifetime Fitness	$14.00 - $25.00	11.0
Stone Creek Village 98 Cornerstone Dr Cary, NC	2006/NAV	137,201	100.0%	Harris Teeter	$26.00 - $32.00	8.8
Southpoint Crossing 202 NC Highway 54 Durham, NC	1999/NAV	103,240	98.0%	Harris Teeter	$19.00 - $25.00	8.6
Freedom Town Center 612 Congenial Court Fayetteville, NC	2017/NAV	350,895	100.0%	Dick's Sporting Goods/Field & Stream, Hobby Lobby, Sprouts Farmers Market, HomeGoods, Burke's Outlet, Cost Plus World Market, Buy Buy Baby, DSW, Petco, Five Below	$32.00 - $40.00	60.0
Holly Springs Towne Center NC 55 and New Hill Road Holly Springs, NC	2013/2015	354,847	95.0%	Marshall's, Michaels, Dick's Sporting Goods, Petco, Bed, Bath & Beyond, DSW, Target, AMC Dine-in Theater	$36.00 - $38.00	17.0
Park West Village – Phase II 2100 Village Market Place Morrisville, NC	2011/2013	190,454	91.0%	Stone Theaters, HomeGoods, Michael's	$33.00 - $37.00	7.0
Wendover Village 4217 Wendover Avenue Greensboro, NC	2004/NAV	306,653	99.0%	Costco, Five Below, TJ Maxx, Bed Bath and Beyond, Golfsmith, Petco	$25.00 - $38.00	63.0

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated April 1, 2023.

The following table presents certain information relating to the appraisal’s market rent conclusion for the Brier Creek Commons Property:

Market Rent Summary(1)
	Anchor Space	Jr. Anchor Space	Small Shop Space	Large Shop Space	Restaurant Space	Outparcel (Ground Lease) Space
Market Rent (PSF)	$14.00	$18.00	$35.00	$28.00	$36.00	$3.07(2)
Lease Term (Years)	10	10	5	5	10	10
Lease Type (Reimbursements)	NNN	NNN	NNN	NNN	NNN	NNN
Tenant Improvements	None	None	None	None	None	None
Concessions	0 months	0 months	0 months	0 months	0 months	0 months
(1)	Source: Appraisal.
(2)	The Market Rent (PSF) of the Outparcel (Ground Lease) Space is based on the gross leasable area and not the square footage of the non-collateral leasehold improvements.

The table below presents certain information relating to comparable sales pertaining to the Brier Creek Commons Property identified by the appraiser:

Comparable Sales(1)

Property Name	Location	Rentable Area (SF)	Sale Date	Sale Price (PSF)
Shoppes at Park Place	Pinellas Park, FL	361,250	Oct-2022	$235
The Shoppes at Webb Gin	Snellville, GA	329,665	Jun-2022	$294
Forum on Peachtree Parkway	Peachtree Corners, GA	503,567	Mar-2022	$266
Fontainebleau Park Plaza	Unincorporated Miami-Dade County, FL	233,350	Feb-2022	$300
Freedom Town Center	Fayetteville, NC	350,834	Feb-2022	$219
Promenade at Carolina Reserve	Indian Land, SC	278,278	Feb-2022	$241
The Village at Waterside	Chattanooga, TN	202,862	Feb-2022	$250
Homestead Pavilion	Homestead, FL	285,833	Jan-2022	$290
(1)	Source: Appraisal.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
45

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

The Borrower. The borrower for the Brier Creek Commons Whole Loan is BC Retail, LLC (“Brier Creek Commons Borrower"), a Delaware limited liability company and a bankruptcy remote single purpose entity with two independent directors. Legal counsel to the Brier Creek Commons Borrower delivered a non-consolidation opinion in connection with the origination of the Brier Creek Commons Whole Loan.

The Borrower Sponsor. The non-recourse carveout guarantor is AAC Consolidated Properties, LLC and the borrower sponsor is Maria Beatrice Countess Arco, the President of AAC Consolidated Management, LLC, an affiliate of American Asset Corporation (“AAC”). AAC is a diversified real estate company specializing in development, construction management, leasing and brokerage, and asset and property management. Headquartered in New York with offices in Charlotte and Raleigh, North Carolina, AAC was founded in 1986 and has been involved in over 8.0 million square feet of real estate projects, including development of over 6.0 million square feet. AAC developed and has owned the Brier Creek Commons Property since construction. AAC’s current portfolio comprises nearly 6.0 million square feet of retail, office, and flex space, in addition to 4.5 million square feet of land held for planned development. Approximately 3.0 million square feet of developed retail space is situated in North Carolina and South Carolina, inclusive of the Brier Creek Commons Property. AAC also owns and operates the 582,651 square foot Arboretum Shopping Center in Charlotte, NC.

Property Management. The Brier Creek Commons Property is managed by AAC, an affiliate of the borrower sponsor (see “The Borrower Sponsor” above).

Escrows and Reserves. At the time of origination of the Brier Creek Commons Whole Loan, the Brier Creek Commons Borrower deposited approximately (i) $752,049 into a real estate tax reserve account and (ii) $58,333 into a rent concession reserve representing the amount of future rent credits or abatements under the existing lease with Sephora.

Tax Escrows – The Brier Creek Commons Borrower is required to deposit into a real estate tax reserve, on a monthly basis in an amount equal to one-twelfth of the real estate taxes that the lender estimates will be payable during the next 12 months (initially $83,561 monthly); provided, however, that the Brier Creek Commons Borrower is not required to make the monthly tax reserve deposit attributable to the Chili’s, McDonalds and Olive Garden parcels (each, a “Self-Pay Tax Tenant”) as long as (i) no event of default is continuing; (ii) such Self-Pay Tax Tenant is obligated to pay taxes directly and is actually making such payments; (iii) the Brier Creek Commons Borrower delivers timely evidence to the lender that the applicable taxes have been paid prior to delinquency; and (iv) such Self-Pay Tax Tenant’s lease is in full force and effect with neither the Brier Creek Commons Borrower nor such Self-Pay Tenant being in default of any obligations thereunder beyond any applicable notice and cure periods.

Insurance Escrows – The Brier Creek Commons Whole Loan documents do not require ongoing monthly insurance reserve deposits as long as (i) no event of default is continuing; (ii) the Brier Creek Commons Property is covered under a blanket or umbrella policy acceptable to the lender; (iii) the Brier Creek Commons Borrower provides the lender with evidence of renewal of such policies; and (iv) the Brier Creek Commons Borrower provides the lender with paid receipts for payment of the insurance premiums by no later than five days prior to the policy expiration dates.

Replacement Reserves – The Brier Creek Commons Whole Loan documents require ongoing monthly replacement reserve deposits of $6,491, which the lender may require the Brier Creek Commons Borrower to increase (not more than once per year) upon 30 days’ notice to the Brier Creek Commons Borrower if the lender reasonably determines such increase is necessary to maintain the proper operation of the Brier Creek Commons Property.

Leasing Reserves – The Brier Creek Commons Whole Loan documents require ongoing monthly general tenant improvements and leasing commissions reserves of $28,128. Deposits into the leasing reserve (exclusive of any pending disbursements therefrom) will be capped at $1,250,000 as long as no Cash Trap Event Period (as defined below) is continuing.

Lockbox / Cash Management. The Brier Creek Commons Whole Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Cash Trap Event Period, the Brier Creek Commons Borrower is required to (i) execute a deposit account control agreement to establish a deposit account with a clearing bank and (ii) send executed letters directing all tenants to deposit all sums due under their respective leases directly into said deposit account. All funds in the deposit account are required to be swept periodically to a lender-controlled cash management account. If the Brier Creek Commons Borrower or property manager receive any rents or income directly, each is required to deposit such

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
46

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

amounts into the deposit account within five business days of receipt. So long as a Cash Trap Event Period is in effect, all excess funds will be swept to an excess cash flow subaccount controlled by the lender and held for so long as such Cash Trap Event Period is continuing, provided, however, that during a Cash Trap Event Period caused solely by a Major Tenant Event Period (as defined below, and provided that no other Cash Trap Event Period subsequently commences or is continuing) such sweep will be subject to a cap of $1,250,000. For the avoidance of doubt, the Major Tenant Event Period cap is independent and in addition to any cap contemplated for the leasing reserve discussed in “Escrows and Reserves” above.

A “Cash Trap Event Period” will commence upon the earlier of the following:

(i)	the occurrence of an event of default;
(ii)	the net operating income debt service coverage ratio, assuming an amortization period of 30 years (“Amortizing NOI DSCR”) falling below 1.15x (tested quarterly) (a “Low DSCR Event”); or
(iii)	a Major Tenant Event Period.

A Cash Trap Event Period will end upon the occurrence of the following:

●	with regard to clause (i), the cure of such event of default;
●	with regard to clause (ii), (x) the Amortizing NOI DSCR being equal to or greater than 1.20x for two consecutive calendar quarters or (y) upon five business days of written notice from the lender, the Brier Creek Commons Borrower having delivered cash and cash equivalents or a letter of credit in an amount equal to six months of excess cash flow (forward looking from the time of such calculation), as determined by the lender in its reasonable discretion, with such deposit being required every subsequent six month period in which a Low DSCR Event is continuing; or
●	with regard to clause (iii), a Major Tenant Event Period Cure (as defined below).

A “Major Tenant Event Period” will commence upon the earliest to occur of the following with respect to BJ’s, as well as its successors and assigns, and any replacement tenant for all or a portion of such tenant’s space (individually or collectively, as applicable, “Major Tenant”):

(i)	a Major Tenant, or its parent or guarantor filing, or otherwise becoming involved as debtor in, a bankruptcy or similar insolvency proceeding;
(ii)	a Major Tenant “going dark”, vacating or otherwise failing to continually occupy its space (or any material portion thereof), or giving notice of its intent to commence any of the foregoing;
(iii)	a Major Tenant surrendering, terminating or canceling its lease (or any material portion thereof), or otherwise failing or ceasing to be in full force and effect, or a Major Tenant giving notice of, or commencing a legal proceeding asserting any of the foregoing;
(iv)	a default occurring (beyond any applicable notice and cure period) under a Major Tenant lease; or
(v)	a Major Tenant failing to renew or extend the term of its lease on or prior to the date that is the earlier of (x) six months prior to the date of scheduled expiration and (y) the deadline to renew such lease as set forth therein, to the extent that such lease expressly provides for such deadline.

A “Major Tenant Event Period Cure” will occur upon:

●	solely with regards to clause (i) above, (x) a Major Tenant Re-Tenanting Event (as defined below) having occurred or (y) two consecutive calendar quarters after the bankruptcy or insolvency proceeding having terminated in a manner satisfactory to the lender, such Major Tenant’s lease having been affirmed and the terms of such lease, as affirmed, being satisfactory to the lender;
●	solely with regards to clause (ii) above, (x) a Major Tenant Re-Tenanting Event having occurred or (y) the applicable Major Tenant having resumed its normal business operations in its entire space for a period of two consecutive calendar quarters;
●	solely with regards to clause (iii) above, (x) a Major Tenant Re-Tenanting Event having occurred or (y) such Major Tenant having (A) validly and irrevocably waived any notification of any such termination, cancellation,

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
47

Structural and Collateral Term Sheet	BMO 2023-C5
No. 1 – Brier Creek Commons

or surrender of such lease and (B) delivered to the lender a tenant estoppel certificate reasonably acceptable to the lender;
●	solely with regards to clause (iv) above, (x) a Major Tenant Re-Tenanting Event having occurred or (y) the subject default having been cured and no other default under the related lease having occurred (beyond any notice and cure period) for a period of two consecutive calendar quarters; or
●	solely with regards to clause (v) above, (x) a Major Tenant Re-Tenanting Event having occurred or (y) the lender having received evidence that the Major Tenant either (A) extended the term of its lease pursuant to the terms thereof (or on terms and conditions otherwise acceptable to the lender) or (B) entered into a new lease for the applicable Major Tenant space (to the extent that no additional renewal options remain under the related lease), in each case, such evidence to include, without limitation, a tenant estoppel certificate from the applicable Major Tenant acceptable to the lender, confirming that all obligations of the Brier Creek Commons Borrower to such Major Tenant with respect to tenant improvements and leasing commissions having been satisfied in full and that such Major Tenant is then paying full, unabated rent pursuant to the terms thereof.

A “Major Tenant Re-Tenanting Event” will occur upon the lender receiving satisfactory evidence (including, without limitation, a satisfactory estoppel) that (i) space at the Brier Creek Commons Property in an amount equal to all or substantially all of the applicable Major Tenant space (or applicable portion thereof) has been leased to one or more satisfactory replacement tenants pursuant to a satisfactory replacement lease; (ii) each such tenant is in occupancy of its premises, is open for normal business and is paying full, unabated rent pursuant to the terms of its lease (or such abatement having been reserved); and (iii) all tenant improvement costs and leasing commissions provided in each such replacement lease have been paid (or sufficient funds have been deposited into the leasing reserve subaccount for payment of such amounts).

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. Not permitted.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
48

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
49

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
50

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	KeyBank	Single Asset / Portfolio:	Portfolio
Original Principal Balance:	$42,240,000	Title:	Fee
Cut-off Date Principal Balance:	$42,240,000	Property Type – Subtype:	Industrial – Flex
% of IPB:	6.4%	Net Rentable Area (SF):	419,886
Loan Purpose(1):	Acquisition/Recapitalization	Location:	Various, FL
Borrowers:	Small Bay I Orlando DST, Small Bay I Corporex DST, Small Bay I Brandywine DST and Small Bay I Presidents DST	Year Built / Renovated(3):	Various / Various
		Occupancy:	93.5%
		Occupancy Date:	Various
Borrower Sponsor:	NexPoint Real Estate Advisors, L.P.	4th Most Recent NOI (As of)(4):	NAV
Interest Rate:	6.21000%	3rd Most Recent NOI (As of)(4):	NAV
Note Date:	4/28/2023	2nd Most Recent NOI (As of)(4):	NAV
Maturity Date:	5/1/2033	Most Recent NOI (As of):	$3,937,119 (12/31/2021)
Interest-only Period:	120 months	UW Economic Occupancy:	91.5%
Original Term:	120 months	UW Revenues:	$7,554,885
Original Amortization Term:	None	UW Expenses:	$3,200,036
Amortization Type:	Interest Only	UW NOI:	$4,354,850
Call Protection:	L(25),D(92),O(3)	UW NCF:	$4,208,700
Lockbox / Cash Management:	Hard / In Place	Appraised Value / Per SF:	$70,400,000 / $168
Additional Debt:	No	Appraisal Date:	3/20/2023
Additional Debt Balance:	N/A
Additional Debt Type:	N/A

Escrows and Reserves(2)				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$101
Taxes:	$467,442	$66,778	N/A	Maturity Date Loan / SF:	$101
Insurance:	$348,474	$62,504	N/A	Cut-off Date LTV:	60.0%
Replacement Reserves:	$375,000	Springing	$375,000	Maturity Date LTV:	60.0%
TI / LC Reserve:	$3,500,000	Springing	$3,500,000	UW NCF DSCR:	1.58x
Other:	$378,548	$0	N/A	UW NOI Debt Yield:	10.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$42,240,000	64.4%	Purchase Price(5)	$33,000,000	50.3%
Borrower Sponsor Equity	23,383,521	35.6	Loan Payoff(5)	22,056,296	33.6
			Closing Costs	5,497,760	8.4
			Reserves	5,069,465	7.7
Total Sources	$65,623,521	100.0%	Total Uses	$65,623,521	100.0%
(1)	Three of the Central Florida Industrial Portfolio Properties (as defined below) were acquired at origination of the Central Florida Industrial Portfolio Mortgage Loan (as defined below) and one of the Central Florida Industrial Portfolio Properties had interim financing from an affiliate acquisition before membership interests were transferred to the borrowers at origination of the Central Florida Industrial Portfolio Mortgage Loan.
(2)	For a full description of escrows and reserves, please refer to “Escrows and Reserves” below.
(3)	See “Portfolio Summary” table herein.
(4)	With the exception of the 2021 financials, historical financials were not provided by the sellers of Central Florida Industrial Portfolio Properties.
(5)	The Purchase Price of $33,000,000 represents the acquisition of the Tampa Properties (as defined below) and the Loan Payoff of approximately $22,056,296 represents the payoff of previous interim financing from an affiliate acquisition of the Orlando International Business Center Property (as defined below).

The Loan. The second largest mortgage loan (the “Central Florida Industrial Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in four industrial properties located in Tampa and Orlando, Florida (the “Central Florida Industrial Portfolio Properties”). The Central Florida Industrial Portfolio Mortgage Loan was originated on April 28, 2023, by KeyBank National Association. The Central Florida Industrial Portfolio Mortgage Loan has a 10-year interest only term and accrues interest at a rate of 6.21000% per annum.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
51

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

The Properties. The Central Florida Industrial Portfolio Properties consist of four industrial flex properties, with an aggregate of 419,886 square feet. The Central Florida Industrial Portfolio Properties are located in Central Florida, with three properties in Tampa (the “Tampa Properties”) and one property in Orlando. The Central Florida Industrial Portfolio Properties are all multi-tenant with an aggregate of 81 tenants and a portfolio occupancy of 93.5%. No tenant represents more than 10.2% of the portfolio net rentable area or 8.7% of the portfolio underwritten base rent. The Tampa Properties were acquired at origination of the Central Florida Industrial Portfolio Mortgage Loan for a combined purchase price of $33,000,000. The Orlando International Business Center Property was acquired in December 2022 by an affiliate of the borrower sponsor and the membership interests in the Orlando International Business Center Property were subsequently transferred to the DST borrowers for a consideration of $54,500,000. The total combined purchase price of $87,500,000 results in a loan-to-purchase price ratio of 48.3%.

The following table presents certain information relating to the Central Florida Industrial Portfolio Properties:

Portfolio Summary
Property Name	Year Built / Renovated	Net Rentable Area (SF) (1)	Occupancy %(1)	Allocated Loan Amount (“ALA”)	% of ALA	Appraised Value	% of Appraised Value	UW NCF	% of UW NCF
Orlando International Business Center	1983, 1985 / 2022	196,228	91.1%	$22,265,000	52.7%	$36,500,000	51.8%	$2,221,740	52.8%
Corporex Plaza	1984-1985 / NAP	100,265	93.4	9,087,000	21.5	15,400,000	21.9	911,237	21.7
Brandywine Business Center	1986 / NAP	79,124	100.0	6,793,000	16.1	12,000,000	17.0	663,908	15.8
President’s Plaza	1988 / NAP	44,269	92.3	4,095,000	9.7	6,500,000	9.2	411,816	9.8
Total		419,886	93.5%	$42,240,000	100.0%	$70,400,000	100.0%	$4,208,700	100.0%
(1)	Based on underwritten rent rolls dated as of March 15, 2023, for the Orlando International Business Center Property and as of February 27, 2023, for the Tampa Properties.

Orlando International Business Center. The “Orlando International Business Center Property” is a 196,228 square foot, industrial flex property containing six, single-story buildings located in southeastern Orlando, Florida, at the intersection of South Semoran Boulevard and Hoffner Avenue. The improvements were constructed in two phases in 1983 and 1985. The buildings contain 80.0% office buildout, with the remaining space primarily used as small-bay warehouse. The Orlando International Business Center Property features a total of 28 drive-in doors with 15 foot clear heights and a total of 536 surface parking spaces. As of March 15, 2023, the Orlando International Business Center Property is 91.1% leased to 44 tenants, with suite sizes ranging from 768 to 13,581 square feet. No tenant occupies more than 6.9% of the net rentable area at the Orlando International Business Center Property.

Corporex Plaza. The “Corporex Plaza Property” is a 100,265 square foot, industrial flex property containing three, single-story buildings located in eastern Tampa, Florida, at the northwest corner of Corporex Park Drive and Lakeview Center Drive. The improvements were constructed between 1984 and 1985. The buildings contain 53.0% office buildout, with the remaining space primarily used as small-bay warehouse. The Corporex Plaza Property features a total of 29 dock-high doors, eight drive-in doors, 15 foot clear heights and a total of 198 surface parking spaces. As of February 27, 2023, the Corporex Plaza Property is 93.4% leased to 23 tenants, with suite sizes ranging from 1,011 to 14,098 square feet. No tenant occupies more than 14.1% of the net rentable area at the Corporex Plaza Property.

Brandywine Business Center. The “Brandywine Business Center Property” is a 79,124 square foot, industrial flex property containing two, single-story buildings located in eastern Tampa, Florida, at the southeast corner of Corporex Park Drive and East MLK Jr. Boulevard. The improvements were constructed in 1986. The flex buildings contain 55.0% office buildout, with the remaining space primarily used as small-bay warehouse. The Brandywine Business Center Property features a total of 20 drive-in doors, 12 dock-high doors, 16 to 18 foot clear heights and a total of 178 surface parking spaces. As of February 27, 2023, the Brandywine Business Center Property is 100.0% leased to seven tenants, with suite sizes ranging from 764 to 33,497 square feet. The largest tenant at the Brandywine Business Center Property is Joffrey’s Coffee and Tea Company (42.3% of property NRA; 10.2% of portfolio NRA), which also occupies space at the Corporex Plaza Property.

President’s Plaza. The “President’s Plaza Property” is a 44,269 square foot, industrial flex property containing two, single-story buildings located in western Tampa, Florida, along the east side of George Road. The improvements were constructed in 1988. The flex buildings contain 74.0% office buildout, with the remaining space primarily used as small-bay warehouse.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
52

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

The President’s Plaza Property features a total of 17 drive-in doors with 14 foot clear heights and a total of 132 surface parking spaces. As of February 27, 2023, the President’s Plaza Property is 92.3% leased to nine tenants, with suite sizes ranging from 1,511 to 8,114 square feet. No tenant occupies more than 18.3% of the net rentable area at the President’s Plaza Property.

Major Tenants.

Joffrey's Coffee and Tea Company (43,031 square feet; 10.2% NRA; 8.7% of underwritten base rent): Joffrey’s Coffee and Tea Company (“Joffrey’s”) is a specialty coffee roaster that produces and sells artisan roasted coffee and tea. Joffrey’s was founded in Tampa in 1984 and currently maintains one flagship retail location in Midtown Tampa. Additionally, Joffrey’s has been the official specialty coffee of Walt Disney World, Disneyland and the Disney Vacation Club since 2012, operating dozens of locations throughout the Disney properties. Joffrey’s offerings include espressos, lattes, cold brew, nitro cold brew, hand-blended teas and specialty beverages, as well as breakfast items and baked goods. Joffrey’s currently leases 33,497 square feet at the Brandywine Business Center Property and 9,534 square feet at the Corporex Plaza Property under one lease. Joffrey’s has been a tenant at the Brandywine Business Center Property since 2002, expanding multiple times at that property, and eventually expanding into the Corporex Plaza Property in 2022. The current lease expires May 31, 2026, and has one, five-year extension option remaining. Pursuant to its lease, if Joffrey’s does not renew its contract with The Walt Disney Company by October 31, 2024, then Joffrey’s may exercise a one-time right to terminate 5,304 square feet of its space at the Brandywine Business Center Property provided that it give the lender 30 days’ prior notice.

Acree Air Conditioning, Inc. (16,938 square feet; 4.0% NRA; 3.7% of underwritten base rent): Acree Air Conditioning, Inc. (“Acree”) is a full-service residential air conditioning, heating, plumbing, and electrical contractor providing service to the Tampa Bay area since 1967. Acree utilizes its space as its main office headquarters as well as warehouse space for the intake and distribution of its HVAC units. Acree has been a tenant at the Brandywine Business Center Property since 2005, originally leasing 2,717 square feet and expanding multiple times to reach the 16,938 square feet that Acree currently leases. The current lease expires January 31, 2027, and has two, five-year extension options remaining and no early termination options.

Environmental. According to the Phase I environmental assessments dated between October and November 2022, there was no evidence of any recognized environmental conditions at the Central Florida Industrial Portfolio Properties.

The following table presents certain information relating to the historical and current occupancy of the Central Florida Industrial Portfolio Properties:

Historical and Current Occupancy
2020(1)	2021(1)	2022(1)	Current(2)
86.4%	94.0%	94.2%	93.5%
(1)	2020 and 2021 historical occupancies are as of December 31 of each respective year. 2022 historical occupancy is as of December 31, 2022, for the Orlando International Business Center Property and as of November 15, 2022, for the Tampa Properties.
(2)	Current occupancy is based on the underwritten rent rolls dated as of March 15, 2023, for the Orlando International Business Center Property and as of February 27, 2023, for the Tampa Properties.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
53

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

The following table presents certain information relating to the largest tenants based on net rentable area at the Central Florida Industrial Portfolio Properties:

Top Tenant Summary(1)
Tenant	Property	Ratings Moody’s/S&P/ Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent	Lease Exp. Date
Joffrey's	Various(4)	NR/NR/NR	43,031	10.2%	$9.58	$412,213	8.7%	5/31/2026(5)
Acree	Brandywine Business Center	NR/NR/NR	16,938	4.0	$10.44	176,811	3.7	1/31/2027
Total Renal Care, Inc.	Orlando International Business Center	B1/BB/NR	14,213	3.4	$12.39	176,065	3.7	Various(6)
Ademco, Inc.	Corporex Plaza	NR/BB+/NR	14,098	3.4	$8.20	115,540	2.4	10/31/2025
MSE Group, LLC	Orlando International Business Center	NR/NR/NR	13,581	3.2	$10.76	146,132	3.1	6/30/2025
Central Florida Regional Workforce Development Board	Orlando International Business Center	NR/NR/NR	12,363	2.9	$16.48	203,742	4.3	9/30/2024
Children's Home Society of FL	Orlando International Business Center	NR/NR/NR	10,531	2.5	$11.89	125,214	2.6	3/31/2027
Vocational Development Group	Orlando International Business Center	NR/NR/NR	10,399	2.5	$14.45	150,266	3.2	3/31/2027
Pharmscript of Florida	Brandywine Business Center	NR/NR/NR	9,710	2.3	$12.00	116,520	2.4	12/31/2026
National Flood Experts, LLC	President’s Plaza	NR/NR/NR	9,168	2.2	$12.08	110,755	2.3	1/31/2027
Major Tenants			154,032	36.7%	$11.25	$1,733,257	36.4%

Other Tenants			238,386	56.8%	$12.71	$3,030,891	63.6%

Occupied Collateral Total / Wtd. Avg.			392,418	93.5%	$12.14	$4,764,148	100.0%

Vacant Space			27,468	6.5%

Collateral Total			419,886	100.0%

(1)	Based on underwritten rent rolls dated as of March 15, 2023, for the Orlando International Business Center Property and as of February 27, 2023, for the Tampa Properties.
(2)	Ratings provided are for the parent company of the entity listed in the “Tenant” field whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF and UW Base Rent include contractual rent steps per the tenants’ lease terms through April 2024 totaling $116,409.
(4)	Joffrey’s leases 33,497 square feet at the Brandywine Business Center Property and 9,534 square feet at the Corporex Plaza Property.
(5)	If Joffrey’s does not renew its contract with The Walt Disney Company by October 31, 2024, Joffrey’s may exercise a one-time right to terminate 5,304 square feet of its space at the Brandywine Business Center Property provided that it give the lender 30 days’ prior notice.
(6)	Total Renal Care, Inc. leases 10,531 square feet with an expiration date of September 30, 2026, and 3,682 square feet with an expiration date of February 28, 2027.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
54

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

The following table presents certain information relating to the tenant lease expirations at the Central Florida Industrial Portfolio Properties:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(3)	% of UW Base Rent Expiring(3)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(3)	Cumulative % of UW Base Rent Expiring(3)
Vacant	NAP	27,468	6.5%	NAP	NA	P	27,468	6.5%	NAP	NAP
2023 & MTM	11	31,648	7.5	$416,774	8.7%		59,116	14.1%	$416,774	8.7%
2024	23	99,723	23.8	1,255,480	26.4		158,839	37.8%	$1,672,255	35.1%
2025	20	80,862	19.3	957,381	20.1		239,701	57.1%	$2,629,635	55.2%
2026	12	98,545	23.5	1,071,728	22.5		338,246	80.6%	$3,701,364	77.7%
2027	11	61,538	14.7	758,619	15.9		399,784	95.2%	$4,459,983	93.6%
2028	3	12,669	3.0	210,376	4.4		412,453	98.2%	$4,670,359	98.0%
2029	1	3,031	0.7	34,099	0.7		415,484	99.0%	$4,704,457	98.7%
2030	1	4,402	1.0	59,691	1.3		419,886	100.0%	$4,764,148	100.0%
2031	0	0	0.0	0	0.0		419,886	100.0%	$4,764,148	100.0%
2032	0	0	0.0	0	0.0		419,886	100.0%	$4,764,148	100.0%
2033	0	0	0.0	0	0.0		419,886	100.0%	$4,764,148	100.0%
2034 & Beyond	0	0	0.0	0	0.0		419,886	100.0%	$4,764,148	100.0%
Total	82	419,886	100.0%	$4,764,148	100.0%
(1)	Based on underwritten rent rolls dated as of March 15, 2023, for the Orlando International Business Center Property and as of February 27, 2023, for the Tampa Properties.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring include contractual rent steps per the tenants’ lease terms through April 2024 totaling $116,409.

The following table presents certain information relating to the operating history and underwritten cash flows of the Central Florida Industrial Portfolio Properties:

Operating History and Underwritten Net Cash Flow(1)
	2021	Underwritten	Per Square Foot	%(2)
Rents in Place(3)	$4,205,206	$4,764,148	$11.35	57.7%
Vacant Income	0	380,221	0.91	4.6
Gross Potential Rent	$4,205,206	$5,144,369	$12.25	62.3%
Total Reimbursements	1,482,701	3,107,341	7.40	37.7
Net Rental Income	$5,687,908	$8,251,710	$19.65	100.0%
Other Income(4)	41,601	6,000	0.01	0.1
(Vacancy/Credit Loss)	0	(702,825)	(1.67)	(8.5)
Effective Gross Income	$5,729,508	$7,554,885	$17.99	91.6%
Total Expenses	$1,792,389	$3,200,036	$7.62	42.4%
Net Operating Income	$3,937,119	$4,354,850	$10.37	57.6%
Total TI/LC, Capex/RR(5)	0	146,150	0.35	1.9
Net Cash Flow	$3,937,119	$4,208,700	$10.02	55.7%
(1)	With the exception of the 2021 financials, historical financials were not provided by the sellers of Central Florida Industrial Portfolio Properties.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Underwritten Rents in Place includes contractual rent steps per the tenants’ lease terms through April 2024 totaling $116,409.
(4)	2021 Other Income represents lates fees and miscellaneous income. Underwritten Other Income represents income from a billboard leased to Outfront Media at the Orlando International Business Center Property.
(5)	Total TI/LC, Capex/RR includes a credit of $387,500 (approximately $0.92 per square foot) associated with the upfront TI/LC reserve and replacement reserve deposits in the aggregate amount of $3,875,000 (approximately $9.23 per square foot).
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
55

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

The Markets. The Central Florida Industrial Portfolio Properties are located across the Tampa-St. Petersburg-Clearwater, FL metropolitan statistical area (three properties; 53.3% of NRA; 48.3% of underwritten base rent) and the Orlando-Kissimmee-Sanford metropolitan statistical area (one property; 46.7% of NRA; 51.7% of underwritten base rent).

The Tampa metropolitan area is a four-county area comprised of approximately 3.1 million residents, making it the second largest metropolitan area in the state of Florida. In recent years, Tampa has experienced above-average levels of in-migration, particularly with the in-migration of the working-age population. According to the appraisal, Tampa has added 100,000 new workers to its labor force since early 2020. Major employment sectors driving the economy include financial services, health, hospitality, and retail sectors. The largest employers in the area include BayCare Health System, Publix Super Markets, Inc., Hillsborough County School District and HCA West Florida Division.

The Orlando economy has recently been fueled by steady in-migration and a 1.8% annual population growth rate over the past five years, which is above the national average of 0.4% for the same time period. Orlando benefits from a growing roster of technology and financial technology companies, the established and expanding defense sector, as well as the presence of multiple theme parks and tourist destinations. Employment has seen year-over-year growth in leisure and hospitality, manufacturing, trade, transportation and utilities, and professional and business services. Major private employers in Orlando include Walt Disney World Resort, AdventHealth, Universal Studios Florida, Orlando Health, and Publix Super Markets, Inc.

The following table presents certain market information with respect to the Central Florida Industrial Portfolio Properties:

Market Area Summary(1)
Property Name	Market	Submarket	Submarket Vacancy	UW Base Rent PSF	Market Rental Rate PSF
Orlando International Business Center	Orlando	SE Orange County	6.1%	$13.78	$15.08
Corporex Plaza	Tampa	East Tampa	4.6%	$10.72	$13.17
Brandywine Business Center	Tampa	East Tampa	4.6%	$10.67	$13.17
President’s Plaza	Tampa	NW Hillsborough	4.4%	$11.09	$16.00
(1)	Source: Appraisals as of the fourth quarter of 2022.

The Borrowers. The borrowers are Small Bay I Orlando DST, Small Bay I Corporex DST, Small Bay I Presidents DST and Small Bay I Brandywine DST, each a Delaware statutory trust with a signatory trustee that has one independent manager that satisfies the requirements of an independent director. The borrowers have master leased each of the Central Florida Industrial Portfolio Properties to four master tenants (individually and collectively, the “Master Tenant”) affiliated with the guarantor. Each Master Tenant’s interest in all tenant rents was assigned to the applicable borrower and the borrowers then assigned their interest in all tenant rents to the lender pursuant to a tenant landlord subordination agreement (the “Tenant Subordination Agreement”). The master lease is subordinate to the Central Florida Industrial Portfolio Mortgage Loan and, upon an event of default under the Central Florida Industrial Portfolio Mortgage Loan documents, the lender has the right to cause the termination of the master lease. Counsel to the borrowers provided a non-consolidation opinion in connection with the origination of the Central Florida Industrial Portfolio Mortgage Loan. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Pool—Delaware Statutory Trusts” in the Preliminary Prospectus.

The Borrower Sponsor. The nonrecourse carve-out guarantor is Highland Income Fund, a closed-end fund managed by NexPoint Asset Management, L.P. The borrower sponsor is NexPoint Real Estate Advisors, L.P. (“NexPoint”), an alternative investment platform comprised of a group of investment advisors and sponsors, a broker-dealer, and other related investment vehicles. NexPoint has over $13.3 billion in assets under management and has been involved in $18.4 billion in real estate transactions. NexPoint’s real estate investment expertise includes experience across a range of property types, including multifamily, single-tenant rental, office and retail, self-storage, and hospitality.

Property Management. The Central Florida Industrial Portfolio Properties are managed by WMG Small Bay Management, LLC.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
56

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

Escrows and Reserves. At origination, the borrowers deposited into escrow $3,500,000 for tenant improvements and leasing commissions, approximately $467,442 for real estate taxes, $375,000 for replacement reserves, approximately $348,474 for insurance premiums, $228,190 for unfunded tenant improvement obligations, $100,813 for immediate repairs and $49,545 for rent concessions.

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated tax payments, which currently equates to approximately $66,778.

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the premiums payable during the next 12 months, which currently equates to approximately $62,504.

Replacement Reserve – On the next ensuing payment date after the balance of the replacement reserve falls below $375,000 and on each payment date thereafter until the balance of the replacement reserve is at least $375,000, the borrowers will pay (or cause the applicable Master Tenant to pay) into escrow monthly the amount of approximately $5,249 for replacement reserves (equal to approximately $0.15 per square foot annually).

TI/LC Reserve – On the next ensuing payment date after the balance of the TI/LC reserve falls below $1,000,000 and on each payment date thereafter until the balance of the replacement reserve is at least $3,500,000 (the “TI/LC Reserve Cap”), the borrowers will pay (or cause the applicable Master Tenant to pay) into escrow monthly the amount of $31,492 for TI/LC reserves (equal to approximately $0.90 per square foot annually). Following the balance of the TI/LC reserve reaching the TI/LC Reserve Cap, monthly reserve payments will resume at any time the balance of the TI/LC reserve falls below TI/LC Reserve Cap.

Lockbox / Cash Management. The Central Florida Industrial Portfolio Mortgage Loan is structured with a hard lockbox and in place cash management. In connection with the origination of the Central Florida Industrial Portfolio Mortgage Loan, the borrowers delivered tenant instruction letters requiring the Master Tenant to deposit all rents payable under the master leases into the clearing account controlled by the lender. Notwithstanding the foregoing, the Master Tenant is required to deposit all revenues otherwise received into the clearing account within two business days of receipt. All sums on deposit in the clearing account are required to be transferred on each business day to a cash management account controlled by the lender and are required to be applied and disbursed in accordance with the Central Florida Industrial Portfolio Mortgage Loan documents. Upon the occurrence and during the continuance of a Cash Sweep Period, any excess cash is required to be held by the lender as additional security for the Central Florida Industrial Portfolio Mortgage Loan. Pursuant to the Tenant Subordination Agreement, upon the occurrence of an event of default under the Central Florida Industrial Portfolio Mortgage Loan documents, the lender is entitled to mandate the use of lockbox accounts or other depository accounts in the name of the Master Tenant to be maintained under the control and supervision of the lender, for all income of the Central Florida Industrial Portfolio Properties, including all rents, service charges and insurance payments.

A “Cash Sweep Period” will commence upon: (i) the occurrence of an event of default under the Central Florida Industrial Portfolio Mortgage Loan documents and will continue until such event of default is cured; (ii) the occurrence of any bankruptcy action of the borrowers, principal (which is the signatory trustee while the borrowers are a Delaware statutory trust) or master DST (in no event will a Cash Sweep Period due to a bankruptcy action of the borrowers, principal or master DST be cured); (iii) the occurrence of any bankruptcy action of the property manager, and will continue until the borrowers or Master Tenants replace the property manager with a qualified manager under a replacement management agreement within 60 days of such bankruptcy action and such parties simultaneously enter into a replacement assignment of management agreement; or (iv) the date on which the amortizing debt service coverage ratio as calculated in accordance with the Central Florida Industrial Portfolio Mortgage Loan documents based on the trailing three-month period is less than 1.15x and will continue until the amortizing debt service coverage ratio based on the trailing three-month period is at least 1.20x for two consecutive quarters.

Subordinate Debt. None.

Mezzanine Debt. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
57

Structural and Collateral Term Sheet	BMO 2023-C5
No. 2 – Central Florida Industrial Portfolio

Partial Release. At any time after the date that is two years after the closing date of the BMO 2023-C5 securitization trust, and prior to February 2, 2033, the borrowers may obtain the release of one or more of the Central Florida Industrial Portfolio Properties, provided that, among other things, (i) no event of default has occurred and is continuing, (ii) the borrowers defease a portion of the Central Florida Industrial Portfolio Mortgage Loan equal to 120% of the allocated loan amount of the property being released, (iii) the debt service coverage ratio for the remaining properties following the release based on the immediately preceding trailing 12 month period is equal to or greater than the greater of (a) the amortizing debt service coverage ratio based on the trailing 12 month period immediately preceding such release and (b) 1.35x, and (iv) the loan-to-value ratio after giving effect to such release is equal to or less than 50%.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
58

Structural and Collateral Term Sheet	BMO 2023-C5
No. 3 – Hyatt Regency Indianapolis

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
59

Structural and Collateral Term Sheet	BMO 2023-C5
No. 3 – Hyatt Regency Indianapolis

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
60

Structural and Collateral Term Sheet	BMO 2023-C5
No. 3 – Hyatt Regency Indianapolis
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Original Principal Balance(1):	$40,000,000	Title:	Fee
Cut-off Date Principal Balance(1):	$39,943,123	Property Type - Subtype:	Hospitality – Full Service
% of Pool by IPB:	6.1%	Net Rentable Area (Rooms):	499
Loan Purpose:	Refinance	Location:	Indianapolis, IN
Borrower:	CP Indy DT, LLC	Year Built / Renovated:	1977 / 2020
Borrower Sponsors:	William J. Yung III, Martha Yung,	Occupancy / ADR / RevPAR:	63.4% / $174.52 / $110.66
	William J. Yung IV, Joseph A. Yung,	Occupancy / ADR / RevPAR Date:	TTM 2/28/2023
	Julie A. Haught, Judith A. Yung,	4th Most Recent NOI (As of):	($811,821) (12/31/2020)
	Jennifer A. Yung, Michelle M.	3rd Most Recent NOI (As of):	$4,488,072 (12/31/2021)
	Christensen and Scott A. Yung	2nd Most Recent NOI (As of):	$9,119,802 (12/31/2022)
Interest Rate:	7.08000%	Most Recent NOI (As of):	$9,085,755 (TTM 2/28/2023)
Note Date:	4/5/2023	UW Occupancy / ADR / RevPAR:	63.4% / $174.52 / $110.66
Maturity Date:	4/6/2033	UW Revenues:	$32,008,192
Interest-only Period:	None	UW Expenses:	$22,967,684
Original Term:	120 months	UW NOI:	$9,040,508
Original Amortization Term:	360 months	UW NCF:	$7,760,180
Amortization Type:	Amortizing Balloon	Appraised Value / Per Room:	$140,900,000 / $282,365
Call Protection(2):	L(26),D(90),O(4)	Appraisal Date:	2/2/2023
Lockbox / Cash Management:	Hard / Springing
Additional Debt(1):	Yes
Additional Debt Balance(1):	$18,573,552
Additional Debt Type(1):	Pari Passu

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap	Cut-off Date Loan / Room:	$117,268
Taxes:	$157,268	$157,268	N/A	Maturity Date Loan / Room:	$102,665
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	41.5%
FF&E Reserve:	$0	$106,694	N/A	Maturity Date LTV:	36.4%
Immediate Repairs:	$72,600	$0	N/A	UW NCF DSCR:	1.65x
Other Reserve(4):	$127,022	$27,945	N/A	UW NOI Debt Yield:	15.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$58,600,000	70.2%	Loan Payoff	$81,937,533	98.2%
Borrower Sponsor Equity	24,877,326	29.8	Closing Costs	1,182,903	1.4
			Upfront Reserves	356,890	0.4

Total Sources	$83,477,326	100.0%	Total Uses	$83,477,326	100.0%
(1)	The Hyatt Regency Indianapolis Mortgage Loan (as defined below) is part of the Hyatt Regency Indianapolis Whole Loan (as defined below), which is comprised of two pari passu promissory notes with an aggregate original balance of $58,600,000. The Hyatt Regency Indianapolis Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”). For additional information, see “The Loan” below. The financial information presented above is calculated based on the Hyatt Regency Indianapolis Whole Loan.
(2)	Defeasance of the Hyatt Regency Indianapolis Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Hyatt Regency Indianapolis Whole Loan to be securitized and (b) April 5, 2027. The assumed defeasance lockout period of 26 payments is based on the anticipated closing date of the BMO 2023-C5 securitization trust in June 2023. The actual lockout period may be longer.
(3)	For full description of Escrows and Reserves, see “Escrows and Reserves” below.
(4)	Other Reserves include an initial seasonality reserve of $127,022, an initial monthly seasonality reserve of $27,945, and a springing PIP reserve. See “Escrows and Reserves” below.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
61

Structural and Collateral Term Sheet	BMO 2023-C5
No. 3 – Hyatt Regency Indianapolis

The Loan. The third largest mortgage loan (the “Hyatt Regency Indianapolis Mortgage Loan”) is part of a whole loan (the “Hyatt Regency Indianapolis Whole Loan”) evidenced by two pari passu promissory notes in the aggregate original principal amount of $58,600,000 secured by a first lien mortgage on the borrower’s fee simple interest in a 499-room full-service hospitality property located in Indianapolis, Indiana (the “Hyatt Regency Indianapolis Property”). The Hyatt Regency Indianapolis Whole Loan was originated on April 5, 2023 by CREFI and has 10-year term that amortizes on a 30-year amortization schedule and accrues interest at a fixed rate of 7.08000% per annum. The scheduled maturity date of the Hyatt Regency Indianapolis Whole Loan is the due date that occurs on April 6, 2033. The Hyatt Regency Indianapolis Mortgage Loan is evidenced by the controlling Note A-1, with an outstanding principal balance as of the Cut-off Date of $39,943,123. The Hyatt Regency Indianapolis Mortgage Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2023-C5 securitization. The table below summarizes the promissory notes that comprise the Hyatt Regency Indianapolis Whole Loan. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$39,943,123	BMO 2023-C5	Yes
A-2	$18,600,000	$18,573,552	CREFI(1)	No
Whole Loan	$58,600,000	$58,516,675
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Hyatt Regency Indianapolis Property is a 22-story, 499-room, full-service hotel with four on-site food and beverage outlets located in downtown Indianapolis, Indiana. The Hyatt Regency Indianapolis Property was originally constructed in 1977 and recently underwent an $8.8 million renovation between 2018 and 2020. Renovations included new finishes for all rooms at the Hyatt Regency Indianapolis Property along with renovations to the ballrooms and meeting spaces on the second and third floors. The Hyatt Regency Indianapolis Property features access to the Circle Centre Mall and Indiana Convention Center via an elevated skywalk and has access to the Indianapolis International Airport, which is approximately 13 miles southwest of the property, via Interstate 70. According to a third-party market research report, the estimated demand segmentation for the Hyatt Regency Indianapolis Property consisted of 52.1% group, 28.1% leisure, and 19.8% contract.

The Hyatt Regency Indianapolis Property contains 249 king guestrooms, 247 double queen guestrooms, and three suites. Amenities at the Hyatt Regency Indianapolis Property include approximately 29,662 square feet of meeting space, three bars and restaurants, a business center, indoor swimming pool, and fitness center. On-site services at the Hyatt Regency Indianapolis Property include valet parking, room service, concierge service, and laundry and dry cleaning. The food and beverage outlets at the Hyatt Regency Indianapolis Property include the Fat Rooster, a freshly-sourced farm to table diner that serves breakfast and lunch, The Eagle’s Nest, a rooftop restaurant with a 360° view of downtown Indianapolis, Level One, a ground floor cocktail lounge, bar and restaurant, and a Starbucks coffee shop located in the lobby.

The franchise agreement between the borrower and Hyatt Franchising, L.L.C., a Delaware limited liability company (“Hyatt”), commenced on April 4, 2018 and expires on April 4, 2038. Among other things, the franchise agreement requires the borrower to pay Hyatt, on a monthly basis, a royalty fee of 6.0% of gross room revenue and 3.0% of gross food and beverage revenue.

The following table presents certain information relating to the 2022 demand analysis with respect to the Hyatt Regency Indianapolis Property based on market segmentation, as provided by a third-party market research report for the Hyatt Regency Indianapolis Property:

Demand Segmentation(1)
Property	Rooms	Group	Transient	Contract
Hyatt Regency Indianapolis	499	51.7%	33.2%	15.1%
(1)	Source: December 2022 third party market research report.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
62

Structural and Collateral Term Sheet	BMO 2023-C5
No. 3 – Hyatt Regency Indianapolis

The following tables present certain information relating to the current and historical occupancy, ADR and RevPAR at the Hyatt Regency Indianapolis Property and its competitors:

Historical Occupancy, ADR, RevPAR(1)
	Competitive Set(2)			Hyatt Regency Indianapolis(3)			Penetration Factor(4)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2019	70.9%	$166.13	$117.76	74.7%	$158.37	$118.24	105.3%	95.3%	100.4%
2020	22.1%	$146.79	$32.42	23.2%	$142.44	$33.12	105.3%	97.0%	102.1%
2021	40.3%	$153.42	$61.90	41.6%	$157.23	$65.38	103.1%	102.5%	105.6%
2022	57.3%	$180.84	$103.60	62.5%	$174.09	$108.81	109.1%	96.3%	105.0%
TTM(5)	58.6%	$179.14	$104.98	63.4%	$174.52	$110.66	108.2%	97.4%	105.4%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hyatt Regency Indianapolis Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes Embassy Suites by Hilton Indianapolis Downtown, Sheraton Hotel Indianapolis City Centre, Crowne Plaza Indianapolis Union Station, Westin Indianapolis, Omni Severin Hotel, Hilton Indianapolis Hotel & Suites and Marriott Indianapolis Downtown.
(3)	Occupancy, ADR and RevPAR for the Hyatt Regency Indianapolis Property are based on the underwritten cash flow.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.
(5)	TTM represents the trailing 12-month period ending February 28, 2023.

Environmental. According to the Phase I environmental assessment dated February 14, 2023, there was no evidence of any recognized environmental conditions at the Hyatt Regency Indianapolis Property.

The following table presents certain information relating to the operating history and underwritten cash flows of the Hyatt Regency Indianapolis Property:

Operating History and Underwritten Net Cash Flow
	2019	2020	2021	2022	TTM(1)	Underwritten	Per Room(2)	%(3)
Occupancy	74.7%	23.2%	41.6%	62.5%	63.4%	63.4%
ADR	$158.37	$142.44	$157.23	$174.09	$174.52	$174.52
RevPAR	$118.24	$33.12	$65.38	$108.81	$110.66	$110.66

Room Revenue	$21,534,812	$6,048,157	$11,907,876	$19,818,964	$20,154,861	$20,154,861	$40,391	63.0%
Food & Beverage Revenue	11,046,617	3,784,081	6,348,723	10,247,693	10,588,783	10,588,783	21,220	33.1
Other Revenue(4)	1,281,613	664,063	2,103,520	1,445,757	1,264,549	1,264,549	2,534	4.0
Total Revenue	$33,863,043	$10,496,300	$20,360,119	$31,512,414	$32,008,192	$32,008,192	$64,145	100.0%

Room Expense	$5,723,701	$2,357,703	$3,684,138	$5,849,102	$5,883,080	$5,883,080	$11,790	29.2%
Food & Beverage Expense	5,906,930	2,079,822	3,330,180	4,971,812	5,187,253	5,187,253	10,395	49.0
Other Departmental Expenses	10,858	29,250	0	0	304	304	1	0.0
Departmental Expenses	$11,641,489	$4,466,776	$7,014,319	$10,820,914	$11,070,638	$11,070,638	$22,186	34.6%

Departmental Profit	$22,221,554	$6,029,525	$13,345,801	$20,691,500	$20,937,554	$20,937,554	$41,959	65.4%

Management Fee	$970,673	$301,418	$564,063	$912,253	$927,932	$960,246	$1,924	3.0%
Marketing and Franchise Fee	4,041,014	1,573,706	1,912,464	3,232,381	3,379,527	3,377,471	6,768	10.6
Other Undistributed Expenses	5,066,045	3,000,133	4,144,627	5,192,774	5,296,826	5,296,826	10,615	16.5
Total Undistributed Expenses	$10,077,731	$4,875,257	$6,621,154	$9,337,408	$9,604,285	$9,634,543	$19,308	30.1%

Real Estate Taxes	$2,082,043	$1,609,414	$1,857,752	$1,808,486	$1,808,486	$1,873,945	$3,755	5.9%
Property Insurance	463,166	356,675	378,823	425,804	439,028	388,559	779	1.2
Net Operating Income	$9,598,614	($811,821)	$4,488,072	$9,119,802	$9,085,755	$9,040,508	$18,117	28.2%

FF&E	1,354,522	419,852	814,405	1,260,497	1,280,328	1,280,328	2,566	4.0%
Net Cash Flow	$8,244,092	($1,231,673)	$3,673,667	$7,859,305	$7,805,427	$7,760,180	$15,551	24.2%
(1)	TTM represents the trailing 12-month period ending February 28, 2023.
(2)	Per Room values are based on 499 rooms.
(3)	% column represents percent of Total Revenue except for Room Expense, Food & Beverage Expense and Other Departmental Expenses which are based on their corresponding revenue line items.
(4)	Other Revenue includes parking, internet and telephone revenue, wedding/event services, valet revenue, office & building rental, club membership fees, and vending sales and commissions.

The Market. The Hyatt Regency Indianapolis Property is located on the corner of South Capitol Avenue and Washington Street in downtown Indianapolis, Indiana and is part of the Indianapolis-Carmel-Anderson metropolitan statistical area. The Hyatt Regency Indianapolis Property is connected via skywalks to the Circle Centre Mall and Indiana Convention Center

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 3 – Hyatt Regency Indianapolis

and is approximately 0.4 miles from Lucas Oil Stadium. Nearby demand generators for the Hyatt Regency Indianapolis Property include Lucas Oil Stadium, IUPUI, Victory Field, White River State Park, Central Canal, Indiana State Museum, the Eiteljorg Museum, and the Indianapolis Zoo. The Hyatt Regency Indianapolis Property benefits from access to Interstate 70 and the Indianapolis International Airport, which is approximately 13 miles southwest of the property.

The following table presents certain information relating to the primary competition for the Hyatt Regency Indianapolis Property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2022 Occupancy	Estimated 2022 ADR	Estimated 2022 RevPAR
Hyatt Regency Indianapolis(2)	499	1977	62.5%	$174.09	$108.81
Embassy Suites by Hilton Indianapolis Downtown	360	1985	55.0% - 60.0%	$175.00 - $180.00	$100.00 - $105.00
Sheraton Hotel Indianapolis City Centre	378	1975	55.0% - 60.0%	$160.00 - $165.00	$90.00 - $95.00
Crowne Plaza Indianapolis Union Station	273	1986	55.0% - 60.0%	$155.00 - $160.00	$85.00 - $90.00
Westin Indianapolis	574	1989	60.0% - 65.0%	$190.00 - $195.00	$120.00 - $125.00
Omni Severin Hotel	424	1913	45.0% - 50.0%	$175.00 - $180.00	$85.00 - $90.00
Hilton Indianapolis Hotel & Suites	352	2000	65.0% - 70.0%	$180.00 - $185.00	$115.00 - $120.00
Marriott Indianapolis Downtown	650	2001	60.0% - 65.0%	$185.00 - $190.00	$115.00 - $120.00
Total Avg. Competitive Set(3)			58.0%	$180.00	$105.00
(1)	Source: Appraisal.
(2)	Occupancy, ADR and RevPAR are based on operating statements provided by the borrower dated as of December 31, 2022.
(3)	Excludes the Hyatt Regency Indianapolis Property.

The Borrower. The borrower is CP Indy DT, LLC, a Delaware limited liability company and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt Regency Indianapolis Whole Loan.

The Borrower Sponsors. The borrower sponsors are William J. Yung III, Martha Yung, William J. Yung IV, Joseph A. Yung, Julie A. Haught, Judith A. Yung, Jennifer A. Yung, Michelle M. Christensen and Scott A. Yung and the non-recourse carveout guarantor is CSC Holdings, LLC. The Yung family owns Columbia Sussex Corporation, a private hotel company based in Crestview Hills, Kentucky. Founded in 1972, Columbia Sussex Corporation owns and operates hotels across the United States. Columbia Sussex Corporation currently operates 49 hotels under five different brands including Marriott Hotels, JW Marriott, Renaissance, Hilton Hotels and Resorts, Double Tree and Hyatt Regency.

Property Management. The Hyatt Regency Indianapolis Property is currently managed by Crestview Management, LLC, an affiliate of the borrower sponsors.

Escrows and Reserves. At origination of the Hyatt Regency Indianapolis Whole Loan, the borrower deposited approximately (i) $157,268 into a real estate tax reserve account, (ii) $72,600 into an immediate repairs reserve account, and (iii) $127,022 into a seasonality reserve account.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $157,268).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Hyatt Regency Indianapolis Whole Loan documents. At origination of the Hyatt Regency Indianapolis Whole Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) an amount equal to 1/12th of 4.0% of the greater of (1) the annual gross revenues for the hotel related operations at the Hyatt Regency Indianapolis Property for the preceding calendar year and (2) the projected annual gross revenues for the hotel related operations at the Hyatt Regency Indianapolis Property for the calendar

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 3 – Hyatt Regency Indianapolis

year in which such monthly payment occurs as set forth in the then-current approved annual budget and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the franchise agreement.

PIP Reserve – The borrower is required to deposit into a property improvement plan (“PIP”) reserve, (i) the applicable PIP Deposit (as defined below) (A) in the case of any existing or renewal franchise agreement, prior to the required commencement date of any PIP imposed thereunder and (B) in the case of any new franchise agreement, on or prior to the date such new franchise agreement is executed and delivered, and (ii) if a Hyatt Regency Indianapolis Trigger Period (as defined below) is continuing solely due to a Franchise Renewal Trigger Event (as defined below), all excess cash flow until the borrower has deposited cash or a letter of credit in an amount equal to 115% of the costs associated with any PIP included in the renewal or extension of the franchise agreement (or new franchise agreement), less any sums on deposit in the FF&E reserve account and the PIP reserve account. The lender is required to make disbursements from the PIP reserve funds as requested by the borrower to reimburse or pay for the borrower’s actual, out-of-pocket expenses incurred in connection with the performance of the related PIP work.

“PIP Deposit” means, with respect to any PIP, an amount equal to 110% of the costs of the related work that is the subject of such PIP, as estimated by the lender in its reasonable discretion.

“Franchise Renewal Trigger Event” means an event which will be deemed to have occurred if, among other things, the franchise agreement is not extended or replaced for a term expiring no earlier than three years after the maturity date of the Hyatt Regency Indianapolis Whole Loan, on or before the date which is 12 months prior to the expiration of the then-applicable term of the franchise agreement.

Seasonality Reserve – The borrower is required to deposit into a seasonality reserve, (i) on each Seasonality Reserve Monthly Deposit Date (as defined below) from May 2023 through November 2023, $27,945, and (ii) on each Seasonality Reserve Monthly Deposit Date thereafter, determined by lender and will be equal to 110% of the quotient of (x) the aggregate Negative Monthly Amounts (as defined below) for the twelve month period divided by (y) the number of months for which there is no Negative Monthly Amount, based on the then current seasonality annual budget, such seasonality reserve monthly deposit to be adjusted annually on February 1st of each calendar year by lender.

“Negative Monthly Amount” means, with respect to any monthly payment date, the amount, if any, by which operating income for the Hyatt Regency Indianapolis Property for the calendar month is insufficient to establish a debt service coverage ratio of 1.00 to 1.00 based on the then current annual budget to be adjusted annually on February 1st of each year by lender.

“Seasonality Reserve Monthly Deposit Date” shall mean (a) for the first year of the Hyatt Regency Indianapolis Whole Loan, the monthly payment dates occurring in February through November, 2023, and (b) thereafter, the monthly payment dates with a seasonality reserve monthly deposit as set forth on the seasonality reserve schedule as determined on February 1st of each year in accordance with the Hyatt Regency Indianapolis Whole Loan documents.

Lockbox / Cash Management. The Hyatt Regency Indianapolis Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver direction letters to each of the credit card companies with which borrower has entered into a merchant’s or other credit card agreement directing them to pay to the lender-controlled lockbox account all payments which would otherwise be paid to borrower under the applicable credit card processing agreement. The borrower is required to (or cause the property manager to) immediately deposit all revenue generated by the Hyatt Regency Indianapolis Property into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Hyatt Regency Indianapolis Trigger Period exists. Upon the occurrence and during the continuance of an Hyatt Regency Indianapolis Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Hyatt Regency Indianapolis Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hyatt Regency Indianapolis Whole Loan documents may be held by the lender in an excess cash flow reserve account as additional collateral for the Hyatt Regency Indianapolis Whole Loan.

An “Hyatt Regency Indianapolis Trigger Period” means a period (B) commencing upon the occurrence of any of the following: (i) the occurrence of an event of default, (ii) the debt service coverage ratio falling below 1.30x, (iii) a Hyatt Regency Indianapolis Franchise Agreement Trigger Event (as defined below), (iv) a Franchise Renewal Trigger Event, and (v) any bankruptcy action of the manager, and (B) expiring upon the occurrence (a) with respect to any Hyatt Regency Indianapolis Trigger Period caused solely by the events described in clause (i) above, the acceptance by lender of a cure

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 3 – Hyatt Regency Indianapolis

of such event of default or waiver of such event of default, (b) with regard to any Hyatt Regency Indianapolis Trigger Period caused solely by the events described in clause (ii) above, the debt service coverage ratio being equal to or greater than 1.30x for one calendar quarter, (c) with regard to any Hyatt Regency Indianapolis Trigger Period caused solely by the events described in clause (iii) above, the occurrence of a Hyatt Regency Indianapolis Franchise Agreement Cure Event (as defined below), (d) with regard to any Hyatt Regency Indianapolis Trigger Period caused solely by the events described in clause (iv) above, the occurrence of a Hyatt Regency Indianapolis Franchise Renewal Event (as defined below), and (e) with regard to any Hyatt Regency Indianapolis Trigger Period caused solely by the events described in clause (v) above, the replacement of the manager by the borrower pursuant to the Hyatt Regency Indianapolis Whole Loan documents.

“Hyatt Regency Indianapolis Franchise Agreement Trigger Event” means the occurrence of any of the following: (i) borrower being in default under the franchise agreement beyond any applicable notice and cure periods, (ii) borrower or franchisor giving notice that it is terminating the franchise agreement, (iii) any termination or cancellation of the franchise agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of franchisor) and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect and (iv) any bankruptcy or similar insolvency of franchisor.

“Hyatt Regency Indianapolis Franchise Agreement Cure Event” means lender’s receipt of evidence reasonably acceptable to lender of (1) (a) the satisfaction of the Hyatt Regency Indianapolis Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Hyatt Regency Indianapolis Property pursuant to a replacement franchise agreement entered into in accordance with the terms of the Hyatt Regency Indianapolis Whole Loan documents, and (2) to the extent a PIP is required in connection with the foregoing, the deposit of the corresponding PIP deposit into the PIP reserve account in accordance with the Hyatt Regency Indianapolis Whole Loan documents.

"Hyatt Regency Indianapolis Franchise Agreement Cure Conditions” means each of the following (i) borrower has cured all defaults (if any) under the franchise agreement to the satisfaction of the applicable franchisor, (ii) borrower and the applicable franchisor have re-affirmed the franchise agreement as being in full force and effect, (iii) the Hyatt Regency Indianapolis Property continues to be operated, “flagged” and branded pursuant to the franchise agreement, (iv) all permits applicable to the related franchise agreement are in full force and effect, and (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor, such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such franchise agreement pursuant to a final, non-appealable order of a court of competent jurisdiction.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. Not Permitted.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 4 – Cincinnati Multifamily Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 4 – Cincinnati Multifamily Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 4 – Cincinnati Multifamily Portfolio
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BMO	Single Asset / Portfolio:	Portfolio
Original Principal Balance:	$39,000,000	Title:	Fee
Cut-off Date Principal Balance:	$39,000,000	Property Type – Subtype:	Multifamily – Garden
% of IPB:	5.9%	Net Rentable Area (Units):	375
Loan Purpose:	Recapitalization	Location:	Cincinnati, OH
Borrowers:	Candlewood Residents LLC,	Year Built / Renovated:	Various / Various
	Cincinnati Portfolio Realty LLC and	Occupancy:	97.9%
	Renata Apartments LLC	Occupancy Date:	3/1/2023
Borrower Sponsor:	Mendel Steiner	4th Most Recent NOI (As of):	NAV
Interest Rate:	6.91000%	3rd Most Recent NOI (As of):	$2,331,745 (12/31/2020)
Note Date:	4/3/2023	2nd Most Recent NOI (As of):	$2,995,316 (12/31/2021)
Maturity Date:	4/6/2033	Most Recent NOI (As of):	$3,908,477 (TTM 1/31/2023)
Interest-only Period:	120 months	UW Economic Occupancy:	97.1%
Original Term:	120 months	UW Revenues:	$5,305,652
Original Amortization Term:	None	UW Expenses:	$1,147,080
Amortization Type:	Interest Only	UW NOI:	$4,158,572
Call Protection:	L(26),D(90),O(4)	UW NCF:	$4,072,322
Lockbox / Cash Management:	Springing / Springing	Appraised Value / Per Unit(2):	$60,600,000 / $161,600
Additional Debt:	No	Appraisal Date:	3/2/2023
Additional Debt Balance:	NAP
Additional Debt Type:	NAP

Escrows and Reserves(1)				Financial Information
	Initial	Monthly	Initial Cap
Taxes:	$42,247	$8,449	N/A	Cut-off Date Loan / Unit:	$104,000
Insurance:	$114,212	$10,383	N/A	Maturity Date Loan / Unit:	$104,000
Replacement Reserve:	$337,500	Springing	$337,500	Cut-off Date LTV(2):	64.4%
Deferred Maintenance:	$94,956	$0	N/A	Maturity Date LTV(2):	64.4%
Other:	$100,000	$0	N/A	UW NCF DSCR:	1.49x
				UW NOI Debt Yield:	10.7%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$39,000,000	69.6%	Return of Equity	$20,485,820	36.6%
Borrower Sponsor Equity	17,010,000	30.4	Partnership Buyout	17,010,000	30.4
			Loan Payoff	16,881,343	30.1
			Closing Costs	943,921	1.7
			Upfront Reserves	688,915	1.2
Total Sources	$56,010,000	100.0%	Total Uses	$56,010,000	100.0%
(1)	For a full description of Escrows and Reserves, see “Escrows and Reserves” below.
(2)	The Cut-off Date LTV and Maturity Date LTV are based on the aggregate "as-is" appraised value of the three properties of $60,600,000.

The Loan. The fourth largest mortgage loan (the “Cincinnati Multifamily Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in three garden-style multifamily properties located in Cincinnati, Ohio (the “Cincinnati Multifamily Portfolio Properties”). The Cincinnati Multifamily Portfolio Mortgage Loan was originated on April 3, 2023 by Bank of Montreal (“BMO”). The Cincinnati Multifamily Portfolio Mortgage Loan accrues interest at an interest rate of 6.91000% per annum. The Cincinnati Multifamily Mortgage Loan has an original term of 120 months, has a remaining term of 118 months as of the Cut-off Date and is interest only for the entire term. The scheduled maturity date of the Cincinnati Multifamily Portfolio Mortgage Loan is the monthly payment date that occurs on April 6, 2033.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 4 – Cincinnati Multifamily Portfolio

The Properties. The Cincinnati Multifamily Portfolio Properties are comprised of three multifamily garden-style properties located in Cincinnati, Ohio that were built in 1970, 1961 and 1966, the “Ferncrest Apartments Property”, the “Candlewood Apartments Property”, and the “Renata Apartments Property” respectively. The Candlewood Apartments Property was renovated in 2018.

The following table presents certain information relating to the Cincinnati Multifamily Portfolio Properties:

Portfolio Summary(1)
Property Name	Year Built / Renovated	Units(2)	Occupancy %(2)	Allocated Cut-off Date Loan Amount (“ALA”)	% of ALA	Appraised Value	% of Appraised Value	UW NOI(2)	% of UW NOI(2)
Ferncrest Apartments	1970 / NAP	144	97.9%	$14,046,600	36.0%	$21,800,000	36.0%	$1,513,288	36.4%
Candlewood Apartments	1961 / 2018	110	98.2%	13,494,400	34.6	21,000,000	34.7	1,414,810	34.0%
Renata Apartments	1966 / NAP	121	97.5%	11,459,000	29.4	17,800,000	29.4	1,230,474	29.6%
Total/Wtd. Avg.		375	97.9%	$39,000,000	100.0%	$60,600,000	100.0%	$4,158,572	100.0%
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll as of March 1, 2023.

Ferncrest Apartments Property. As of March 1, 2023, the Ferncrest Apartments Property was 97.9% occupied. The 6.51-acre parcel is improved with 3 three-story apartment buildings. The improvements are brick construction. The Ferncrest Apartments Property features 144 units total with one- and two-bedroom layouts ranging in size from 500 to 900 square feet. Market rents range from $850 to $1,055 per month, with an average market rent of approximately $1,039 and an average unit size of 836 square feet. Unit features include laminate countertops, wood cabinets and granite vanities. Community amenities include a playground and a leasing office.

The following table presents detailed information with respect to the current market rate units at the Ferncrest Apartments Property:

As Is Market Rate Unit Summary(1)
Unit Type	No. of Units	% of Total	Average Unit Size (SF)(1)	Average Monthly Rental Rate(1)(2)	Average Monthly Rental Rate per SF(1)(2)	Average Monthly Market Rental Rate(3)	Average Monthly Market Rental Rate per SF(3)
1 Bedroom	10	6.9%	500	$848	$1.70	$850	$1.70
2 Bedroom	134	93.1	861	$1,043	$1.21	$1,053	$1.23
Total/Wtd. Avg.	144	100.0%	836	$1,029	$1.23	$1,039	$1.24
(1)	Based on the underwritten rent roll dated as of March 1, 2023.
(2)	Based only on occupied units.
(3)	Source: Appraisal.

Candlewood Apartments Property. As of March 1, 2023, the Candlewood Apartments Property was 98.2% occupied. The 5.49-acre parcel is improved with 10 three-story apartment buildings. The improvements are brick construction. The Candlewood Apartments Property features 110 units total, with one-, two- and three-bedroom layouts ranging in size from 750 to 950 square feet. Market rents range from $850 to $1,460 per month, with an average market rent of $1,255 and an average unit size of 894 square feet. Unit features include laminate countertops, wood cabinets and granite vanities. Community amenities include a playground and a leasing office.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 4 – Cincinnati Multifamily Portfolio

The following table presents detailed information with respect to the current market rate units at the Candlewood Apartments Property:

As Is Market Rate Unit Summary(1)
Unit Type	No. of Units	% of Total	Average Unit Size (SF)(1)	Average Monthly Rental Rate(1)(2)	Average Monthly Rental Rate per SF(1)(2)	Average Monthly Market Rental Rate(3)	Average Monthly Market Rental Rate per SF(3)
1 Bedroom	31	28.2%	750	$855	$1.14	$850	$1.13
2 Bedroom	9	8.2	950	$1,057	$1.11	$1,050	$1.11
3 Bedroom	70	63.6	950	$1,453	$1.53	$1,460	$1.54
Total/Wtd. Avg.	110	100.0%	894	$1,258	$1.41	$1,255	$1.40
(1)	Based on the underwritten rent roll dated as of March 1, 2023.
(2)	Based only on occupied units.
(3)	Source: Appraisal.

Renata Apartments Property. As of March 1, 2023, the Renata Apartments Property was 97.5% occupied. The 6.38-acre parcel is improved with 11 three-story apartment buildings. The improvements are brick construction. The Renata Apartments Property features 121 units total, with one-, two- and three-bedroom layouts ranging in size from 650 to 1,300 square feet. Market rents range from $850 to $1,425 per month, with an average market rent of $1,026 and an average unit size of 866 square feet. Unit features include laminate countertops, wood cabinets and granite vanities. Community amenities include a playground and a leasing office.

The following table presents detailed information with respect to the current market rate units at the Renata Apartments Property:

As Is Market Rate Unit Summary(1)
Unit Type	No. of Units	% of Total	Average Unit Size (SF)(1)	Average Monthly Rental Rate(1)(2)	Average Monthly Rental Rate per SF(1)(2)	Average Monthly Market Rental Rate(3)	Average Monthly Market Rental Rate per SF(3)
1 Bedroom	26	21.5%	650	$854	$1.31	$850	$1.31
2 Bedroom	89	73.6	900	$1,056	$1.17	$1,050	$1.17
3 Bedroom	6	5.0	1,300	$1,205	$0.93	$1,425	$1.10
Total/Wtd. Avg.	121	100.0%	866	$1,019	$1.18	$1,026	$1.18
(1)	Based on the underwritten rent roll dated as of March 1, 2023.
(2)	Based only on occupied units.
(3)	Source: Appraisal.

Environmental. According to the Phase I environmental assessments dated between March 27, 2023, and March 29, 2023, there was no evidence of any recognized environmental conditions at the Cincinnati Multifamily Portfolio Properties.

The following table presents certain information relating to the historical and current occupancy of the Cincinnati Multifamily Portfolio Properties:

Historical and Current Occupancy(1)
Property	2020	2021	2022	Current(2)
Ferncrest Apartments	79.0%	87.0%	94.0%	97.9%
Candlewood Apartments	73.0%	85.0%	97.0%	98.2%
Renata Apartments	71.0%	83.0%	95.0%	97.5%
(1)	Historical occupancy is as of December 31 of each respective year.
(2)	Current Occupancy is as of March 1, 2023.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
71

Structural and Collateral Term Sheet	BMO 2023-C5
No. 4 – Cincinnati Multifamily Portfolio

The following table presents certain information relating to the operating history and underwritten cash flows of the Cincinnati Multifamily Portfolio Properties:

Operating History and Underwritten Net Cash Flow
	2020	2021	TTM(1)	Underwritten	Per Unit	%(2)
Gross Potential Rent	$4,598,341	$4,632,350	$4,946,520	$4,959,849	$13,226	100.0%
Net Rental Income	$4,598,341	$4,632,350	$4,946,520	$4,959,849	$13,226	100.0%
(Vacancy/Credit Loss)	(1,278,120)	(749,184)	(384,124)	(145,785)	(389)	(2.9)
Other Income	325,140	354,854	490,712	491,588	1,311	9.9
Effective Gross Income	$3,645,361	$4,238,020	$5,053,108	$5,305,652	$14,148	107.0%

Total Expenses	1,313,616	1,242,704	1,144,631	1,147,080	3,059	21.6

Net Operating Income	$2,331,745	$2,995,316	$3,908,477	$4,158,572	$11,090	78.4%

Total TI/LC, Capex/RR	0	0	0	86,250	230	1.6

Net Cash Flow	$2,331,745	$2,995,316	$3,908,477	$4,072,322	$10,860	76.8%
(1)	TTM reflects the trailing 12 months ending January 31, 2023.
(2)	% column represents percent of Net Rental Income for revenue fields and represents percent of Effective Gross Income for the remainder of fields.

The Markets. According to the appraisals, the Cincinnati Multifamily Portfolio Properties are located in the Cincinnati multifamily market. According to the appraisals, as of the fourth quarter of 2022, the Cincinnati multifamily market average monthly asking rent per unit was $1,147 and the average vacancy rate was 5.4%. According to the appraisals, the Cincinnati Multifamily Portfolio Properties are located in the Northwest Cincinnati submarket. As of the fourth quarter of 2022, the Northwest Cincinnati multifamily submarket average monthly asking rent per unit was $840 and the average vacancy rate was 4.9%.

According to the appraisals, the estimated 2023 population within a one-, three- and five-mile radius of the Ferncrest Apartments Property and the Candlewood Apartments Property is 16,215, 120,625 and 287,327, respectively. The estimated 2023 median household income within the same radii is $36,990, $44,506 and $52,029, respectively.

According to the appraisals, the estimated 2023 population within a one-, three- and five-mile radius of the Renata Apartments Property is 14,907, 116,999 and 296,881, respectively. The estimated 2023 median household income within the same radii is $36,588, $44,245 and $51,804, respectively.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
72

Structural and Collateral Term Sheet	BMO 2023-C5
No. 4 – Cincinnati Multifamily Portfolio

The following table presents certain information relating to comparable multifamily rental properties to the Cincinnati Multifamily Portfolio Properties:

Comparable Rental Summary(1)
Property Name / Property Address	Year Built / Renovated	Occupancy	# of Units	Unit Mix	Average SF per Unit	Average Rent per SF	Average Rent per Unit
Candlewood Apartments(2) 2400 Harrison Avenue Cincinnati, OH	1961 / 2018	98.2%	110	1 Bedroom 2 Bedroom 3 Bedroom	750 950 950	$1.14 $1.11 $1.53	$855 $1,057 $1,453
Ferncrest Apartments(2) 3173 Ferncrest Court Cincinnati, OH	1970 / NAP	97.9%	144	1 Bedroom 2 Bedroom	500 861	$1.70 $1.21	$848 $1,043
Renata Apartments(2) 2459 Westwood Northern Boulevard Cincinnati, OH	1966 / NAP	97.5%	121	1 Bedroom 2 Bedroom 3 Bedroom	650 900 1,300	$1.31 $1.17 $0.93	$854 $1,056 $1,205
Vista West 3382 McHenry Avenue Cincinnati, OH	1973 / NAP	100.0%	28	2BR / 2BA	850	$1.12	$950
Mayridge Apartments 3153-3225 Mayridge Court Cincinnati, OH	1964 / NAP	95.0%	107	Studio 1BR / 1BA 2BR / 1BA 3BR / 2BA	450 610 796 1,045	$1.33 $1.18 $1.08 $1.15	$600 $718 $862 $1,200
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated as of March 1, 2023.

The Borrowers. The borrowers are Candlewood Residents LLC, Cincinnati Portfolio Realty LLC and Renata Apartments LLC, each a New York or Ohio limited liability company and special purpose entity with one independent director. Legal counsel to the borrowers provided a non-consolidation opinion in connection with the origination of the Cincinnati Multifamily Portfolio Mortgage Loan.

The Borrower Sponsor. The borrower sponsor and guarantor is Mendel Steiner.

Property Management. The Cincinnati Multifamily Portfolio Properties are managed by Aven Realty 1 LLC, a third party property management company.

Escrows and Reserves. At origination, the borrowers were required to deposit into escrow (i) approximately $42,247 for real estate taxes, (ii) approximately $114,212 for insurance premiums, (iii) $337,500 for replacement reserves, (iv) approximately $94,956 for deferred maintenance and (v) $100,000 for a radon testing reserve.

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated tax payments on a monthly basis, which currently equates to approximately $8,449.

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual insurance premium payments on a monthly basis, which currently equates to approximately $10,383, waived if the borrowers maintain a blanket policy acceptable to the lender.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
73

Structural and Collateral Term Sheet	BMO 2023-C5
No. 4 – Cincinnati Multifamily Portfolio

Replacement Reserves – On a monthly basis, after funds in the replacement reserve initially fall below $112,500, the borrowers are required to escrow $9,375 for replacement reserves, so long as there is no event of default and funds in the replacement reserve do not exceed $337,500.

Lockbox / Cash Management. The Cincinnati Multifamily Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Trigger Period (as defined below), the borrower or property manager will deposit all revenues relating to the Cincinnati Multifamily Portfolio Properties into a lender-controlled lockbox account within two business days of receipt. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Cincinnati Multifamily Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Cincinnati Multifamily Portfolio Mortgage Loan documents may be held by the lender in an excess cash flow reserve account as additional collateral for the Cincinnati Multifamily Portfolio Mortgage Loan.

A “Trigger Period” will commence upon the earliest of the following: (i) the occurrence of an event of default under the Cincinnati Multifamily Portfolio Mortgage Loan documents or (ii) the debt service coverage ratio for the Cincinnati Multifamily Portfolio Mortgage Loan being less than 1.30x and will be cured when (A) with regard to clause (i) above, upon the cure of such event of default and (B) with regard to clause (ii) above, upon the debt service coverage ratio for the Cincinnati Multifamily Portfolio Mortgage Loan being greater than or equal to 1.30x for two consecutive calendar quarters.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. At any time after the date that is two years after the closing date of the BMO 2023-C5 securitization transaction, the borrowers may release one or more of the Cincinnati Multifamily Portfolio Properties from the lien of the Cincinnati Multifamily Portfolio Mortgage Loan in connection with the sale of such release parcel to a third party subject to satisfaction of the applicable conditions set forth in the Cincinnati Multifamily Portfolio Mortgage Loan documents , including, without limitation, that: (i) no event of default has occurred and is continuing under the Cincinnati Multifamily Portfolio Mortgage Loan documents, and (ii) the greatest of (1) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to 120% of the allocated loan amount for the individual Cincinnati Multifamily Portfolio Property to be released, and (2) the adjusted defeasance amount is such that (a) the debt service coverage ratio for the undefeased note based on income from the remaining property is not less than 1.45x, (b) the debt yield for the undefeased note based on income from the remaining property is not less than 10.5% and (c) the loan-to-value ratio for the undefeased note for the remaining property does not exceed 65%.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
74

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
75

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
76

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
77

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BMO, GACC	Single Asset / Portfolio:	Single Asset
Original Principal Balance(1):	$37,500,000	Title:	Fee
Cut-off Date Principal Balance(1):	$37,500,000	Property Type – Subtype:	Retail – Outlet Center
% of IPB:	5.7%	Net Rentable Area (SF):	1,128,332
Loan Purpose:	Refinance	Location:	Auburn Hills, MI
Borrower:	Taubman Auburn Hills Associates Limited Partnership	Year Built / Renovated:	1998 / 2010
Borrower Sponsor:	The Taubman Realty Group LLC	Occupancy(5):	89.6%
Interest Rate:	6.52100%	Occupancy Date:	11/30/2022
Note Date:	1/5/2023	4th Most Recent NOI (As of):	$34,244,744 (12/31/2019)
Maturity Date:	2/1/2033	3rd Most Recent NOI (As of):	$27,851,384 (12/31/2020)
Interest-only Period:	120 months	2nd Most Recent NOI (As of):	$32,911,337 (12/31/2021)
Original Term:	120 months	Most Recent NOI (As of):	$31,655,635 (TTM 11/30/2022)
Original Amortization Term:	None	UW Economic Occupancy:	92.6%
Amortization Type:	Interest Only	UW Revenues:	$47,000,639
Call Protection(2):	L(28),D(86),O(6)	UW Expenses:	$15,438,872
Lockbox / Cash Management:	Hard / Springing	UW NOI:	$31,561,767
Additional Debt(1):	Yes	UW NCF:	$29,734,689
Additional Debt Balance(1):	142,500,000	Appraised Value / Per SF:	$400,000,000 / $355
Additional Debt Type(1):	Pari Passu	Appraisal Date:	11/10/2022

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$160
Taxes:	$0	Springing	N/A	Maturity Date Loan / SF:	$160
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	45.0%
Replacement Reserves:	$0	Springing	$519,033	Maturity Date LTV:	45.0%
TI / LC:	$0	$94,028	$2,256,664	UW NCF DSCR:	2.50x
Other Reserves(4):	$1,805,623	$0	N/A	UW NOI Debt Yield:	17.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$180,000,000	99.5%	Loan Payoff	$177,589,210	98.1%
Borrower Sponsor Equity	962,977	0.5	Upfront Reserves	1,805,623	1.0
			Closing Costs	1,568,144	0.9
Total Sources	$180,962,977	100.0%	Total Uses	$180,962,977	100.0%
(1)	The Great Lakes Crossing Outlets Mortgage Loan (as defined below) is part of a whole loan evidenced by 11 pari passu notes with an aggregate original principal balance of $180,000,000. Financial Information in the chart above reflects the Cut-off Date Balance and Maturity Date Balance of the Great Lakes Crossing Outlets Whole Loan (as defined below). For additional information, see “The Loan” below.
(2)	The defeasance lockout period will be at least 28 payments beginning with and including the first payment date of March 1, 2023. The borrower sponsor has the option to defease the entire $180.0 million Great Lakes Crossing Outlets Whole Loan in whole (and not in part) after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) March 1, 2026. The assumed defeasance lockout period of 28 months is based on the expected closing date of the BMO 2023-C5 securitization in June 2023. The actual lockout period may be longer. Prepayment in whole, but not in part, of the Great Lakes Crossing Outlets Whole Loan is permitted after August 1, 2032 without the payment of a yield maintenance premium.
(3)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(4)	Other reserves include the Initial Outstanding TI/LC reserve (approximately $1,581,204) and the initial Gap Rent Reserve (approximately $224,418).
(5)	Occupancy includes all tenants in place and tenants with signed leases as of the reporting period. Occupancy excludes non-collateral tenants.

The Loan. The fifth largest mortgage loan (the “Great Lakes Crossing Outlets Mortgage Loan”) has an original and Cut-off Date balance of $37,500,000 and is part of a whole loan evidenced by 11 pari passu promissory notes in the aggregate original principal amount of $180,000,000 (the “Great Lakes Crossing Outlets Whole Loan”). The Great Lakes Crossing Outlets Mortgage Loan is evidenced by the non-controlling Notes A-3-3, A-2-1-A and A-2-3, which have an aggregate outstanding principal balance as of the Cut-off Date of $37,500,000. The Great Lakes Crossing Outlets Whole Loan is secured by a first mortgage lien on the borrower’s fee interest in a 1,128,332 square foot retail outlet center property located

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
78

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

in Auburn Hills, Michigan (the “Great Lakes Crossing Outlets Property”). The Great Lakes Crossing Outlets Whole Loan was co-originated on January 5, 2023 by Bank of Montreal (“BMO”), Goldman Sachs Bank USA (“GS”), and DBR Investments Co. Limited (“DBRI”). The Great Lakes Crossing Outlets Whole Loan has a 10-year term and is interest only for the entire term. The Great Lakes Crossing Outlets Whole Loan proceeds were used to refinance the existing debt on the Great Lakes Crossing Outlets Property, fund upfront reserves, and pay origination costs. The Great Lakes Crossing Outlets Whole Loan accrues interest at a fixed rate of 6.52100% per annum. The Great Lakes Crossing Outlets Mortgage Loan is being serviced pursuant to the pooling and servicing agreement for the Benchmark 2023-B38 securitization. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus. The table below summarizes the promissory notes that comprise the Great Lakes Crossing Outlets Whole Loan. The relationship between the holders of the Great Lakes Crossing Outlets Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$27,500,000	$27,500,000	Benchmark 2023-B38	Yes
A-1-2(1)	$17,500,000	$17,500,000	GS	No
A-1-3(1)	$17,500,000	$17,500,000	GS	No
A-1-4(1)	$17,500,000	$17,500,000	GS	No
A-2-1-A	$12,500,000	$12,500,000	BMO 2023-C5	No
A-2-1-B	$7,500,000	$7,500,000	Benchmark 2023-B38	No
A-2-2	$15,000,000	$15,000,000	Benchmark 2023-B38	No
A-2-3	$15,000,000	$15,000,000	BMO 2023-C5	No
A-3-1	$25,750,000	$25,750,000	BMO 2023-C4	No
A-3-2(1)	$14,250,000	$14,250,000	BMO	No
A-3-3	$10,000,000	$10,000,000	BMO 2023-C5	No
Whole Loan	$180,000,000	$180,000,000
(1)	Expected to be contributed to one or more future securitization(s).

The Property. The Great Lakes Crossing Outlets Property is a retail outlet center comprised of a single story shopping center, totaling 1,357,631 square feet, of which 229,299 square feet is not included in the collateral, on an approximately 163.76-acre site in Auburn Hills, Michigan. The Great Lakes Crossing Outlets Property was built in 1998 and renovated in 2010. The Great Lakes Crossing Outlets Property has a total of 7,797 parking spaces, resulting in a ratio of approximately 6.91 spaces per 1,000 square feet of collateral. As of November 30, 2022, the Great Lakes Crossing Outlets Property was 89.6% occupied by 169 tenants. The collateral does not include 229,299 of square feet owned by Bass Pro Shops Outdoor World and AMC Theatre.

Major Tenants.

Burlington Coat Factory (81,082 square feet; 7.2% of NRA, 2.5% of underwritten base rent, Moody’s/S&P/Fitch: NR/BB+/NR): Founded in 1972 and headquartered in Burlington, New Jersey, Burlington Coat Factory (“Burlington”) is a nationally recognized off-price retailer headquartered in New Jersey. As of the fiscal year ending in 2022, Burlington operates 927 stores in 46 states and Puerto Rico. The firm is a Fortune 500 company and its common stock trades on the New York Stock Exchange under the ticker symbol “BURL”. Burlington’s stores offer an extensive selection of in-season, fashion-focused merchandise at up to 60% off other retailers’ prices, including women’s ready-to-wear apparel, menswear, youth apparel, baby, beauty, footwear, accessories, home, toys, gifts and coats. Burlington’s lease expires in January 2030 and has two 5-year renewal options remaining.

Round 1 Bowling Amusement (59,071 square feet; 5.2% of NRA, 3.2% of underwritten base rent, Moody’s/S&P/Fitch: NR/NR/NR): Founded in 2009 and headquartered in Brea, California, Round 1 Bowling Amusement (“Round 1”) is a multi-entertainment complex offering an array of activities including bowling, arcade games, billiards, ping pong, darts, food and drinks. Round 1’s parent company was founded in Japan in 1993 and quickly expanded across the country due to its growing demand. In 2008, the firm began exploring opportunities overseas, and in 2010 it opened its first United States location in Los Angeles. Round 1’s lease expires in September 2027 and has two 5-year renewal options remaining.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
79

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

Forever 21 (47,203 square feet, 4.2% of NRA, 1.6% of underwritten rent, Moody’s/S&P/Fitch: NR/NR/NR): Founded in 1984 and headquartered in Los Angeles, California, “Forever 21” is a global fashion retailer headquartered in Los Angeles, California. With more than 540 locations worldwide and online, Forever 21 operates to make high style designs and fashion basics accessible to all consumers. Forever 21’s lease expired in January of 2023; however, the tenant is still in occupancy and current on rent.

Environmental. According to a Phase I environmental report dated November 16, 2022, there was no evidence of any recognized environmental conditions at the Great Lakes Crossing Outlets Property. However, the Phase I report identified an environmental issue at the Great Lakes Crossing Outlets Property in connection with a wetlands conservation easement agreement between the borrower and the Michigan Department of Environment, Great Lakes and Energy. The assessor recommended maintenance of the onsite regulated wetlands in accordance with the conservation easement agreement.

The following table presents certain information relating to the historical and current occupancy of the Great Lakes Crossing Outlets Property:

Historical and Current Occupancy
2019(1)	2020(1)	2021(1)	Current(2)
92.9%	91.0%	91.9%	89.6%
(1)	Historical Occupancies are as of December 31 of each respective year.
(2)	Current Occupancy is as of November 30, 2022.

The following table presents certain information relating to the largest tenants based on net rentable area of the Great Lakes Crossing Outlets Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Exp. Date
Burlington Coat Factory(4)	NR/BB+/NR	81,082	7.2%	$12.67	$1,026,943	2.5%	1/31/2030
Round 1 Bowling Amusement(4)	NR/NR/NR	59,071	5.2	$22.13	1,307,500	3.2	9/30/2027
Forever 21(4)(5)	NR/NR/NR	47,203	4.2	$14.26	673,193	1.6	1/31/2023
Marshalls(4)	NR/NR/NR	35,191	3.1	$21.16	744,692	1.8	1/31/2027
TJ Maxx(4)	A2/A/NR	34,766	3.1	$21.16	735,699	1.8	1/31/2027
Nordstrom Rack(4)	Ba1/BB+/BBB-	34,613	3.1	$17.00	588,421	1.4	6/30/2030
Legoland Discovery Center(4)	B2/B-/NR	32,543	2.9	$10.82	352,178	0.9	12/31/2031
Planet Fitness	NR/NR/NR	27,710	2.5	$14.48	401,373	1.0	12/31/2028
Camille La Vie	NR/NR/NR	22,963	2.0	$16.72	383,835	0.9	1/31/2028
Arhaus The Loft	NR/NR/NR	22,726	2.0	$22.66	515,023	1.3	1/31/2030

Major Tenants		397,868	35.3%	$16.91	$6,728,859	16.5%
Other Tenants		612,876	54.3%	$55.70	$34,137,204	83.5%
Occupied Collateral Total / Wtd. Avg.		1,010,744	89.6%	$40.43	$40,866,062	100.0%

Vacant Space		117,588	10.4%

Collateral Total		1,128,332	100.0%

(1)	Based on underwritten rent roll dated as of November 30, 2022.
(2)	Ratings provided are for the parent company of the entity listed in the “Tenant” field whether or not the parent company guarantees the lease.
(3)	UW Base Rent, UW Base Rent PSF and % of Total UW Base Rent are comprised of underwritten base rent inclusive of contractual rent steps through January 2024, percentage rent in lieu, total recoveries (excluding utilities) at step and overage rent.
(4)	Anchor tenants for the Great Lakes Crossing Outlets Property represent approximately 28.8% of Net Rentable Area and approximately 13.3% of Total UW Base Rent. Forever 21’s lease expired in January 2023; however, the tenant is in occupancy and current on rent.
(5)	Forever 21’s lease expired in January 2023; however, the tenant is in occupancy and current on rent.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
80

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

The following table presents certain information relating to the tenant lease expirations at the Great Lakes Crossing Outlets Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(3)	% of UW Base Rent Expiring(3)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring(3)
Vacant	NAP	117,588	10.4%	NAP	NA	P	117,588	10.4%	NAP	NA	P
2023 & MTM	33	149,599	13.3	$5,576,821	13.6%		267,187	23.7%	$5,576,821	13.6%
2024	38	88,679	7.9	4,847,810	11.9		355,866	31.5%	$10,424,632	25.5%
2025	34	141,288	12.5	8,770,136	21.5		497,154	44.1%	$19,194,767	47.0%
2026	16	43,108	3.8	3,665,300	9		540,262	47.9%	$22,860,067	55.9%
2027	20	187,481	16.6	6,903,724	16.9		727,743	64.5%	$29,763,791	72.8%
2028	14	124,499	11.0	4,180,946	10.2		852,242	75.5%	$33,944,737	83.1%
2029	8	34,775	3.1	1,377,153	3.4		887,017	78.6%	$35,321,890	86.4%
2030	9	183,219	16.2	3,885,077	9.5		1,070,236	94.9%	$39,206,967	95.9%
2031	3	38,939	3.5	854,484	2.1		1,109,175	98.3%	$40,061,451	98.0%
2032	4	3,576	0.3	446,249	1.1		1,112,751	98.6%	$40,507,699	99.1%
2033	1	15,581	1.4	358,363	0.9		1,128,332	100.0%	$40,866,062	100.0%
2034 & Beyond	0	0	0.0	0	0.0		1,128,332	100.0%	$40,866,062	100.0%
Collateral Total	180	1,128,332	100.0%	$40,866,062	100.0%
(1)	Based on the underwritten rent roll dated as of November 30, 2022.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	UW Base Rent Expiring, % of UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring are comprised of underwritten base rent inclusive of contractual rent steps through January 2024, percentage rent in lieu, total recoveries (excluding utilities) at step and overage rent.

The following table presents certain information relating to the operating history and underwritten cash flows of the Great Lakes Crossing Outlets Property:

Operating History and Underwritten Net Cash Flow(1)
	2019	2020	2021	TTM(2)	Underwritten	Per Square Foot	%(3)
Rents in Place	$27,351,881	$24,157,616	$25,715,947	$27,665,175	$28,969,473	$25.67	57.1%
Other Revenue/Rents(4)	21,677,084	19,516,740	19,612,241	19,003,929	21,777,155	19.30	42.9
Gross Potential Rent	$49,028,964	$43,674,356	$45,328,188	$46,669,104	$50,746,628	$44.97	100.0%
(Vacancy/Credit Loss)	(479,579)	(2,965,788)	1,933,578	(244,977)	(3,745,989)	(3.32)	(7.4)
Effective Gross Income	$48,549,386	$40,708,568	$47,261,766	$46,424,127	$47,000,639	$41.65	92.6%

Total Expenses(5)	$14,304,642	$12,857,184	$14,350,428	$14,768,491	$15,438,872	$13.68	32.8%

Net Operating Income	$34,244,744	$27,851,384	$32,911,337	$31,655,635	$31,561,767	$27.97	67.2%

Capital Expenditures	0	0	0	0	259,516	0.23	0.6
TI / LC	0	0	0	0	1,567,562	1.39	3.3

Net Cash Flow	$34,244,744	$27,851,384	$32,911,337	$31,655,635	$29,734,689	$26.35	63.3%
(1)	Based on the underwritten rent roll dated November 30, 2022.
(2)	TTM represents the trailing 12-month period ending November 30, 2022.
(3)	% column represents percent of Gross Potential Rent for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(4)	Other Revenue/Rents consists of overage rent, short term temporary tenant rent, RMU/center ops rents, market revenue from vacant units total commercial reimbursement revenue and other revenue.
(5)	Total Expenses include real estate taxes and a management fee equal to 4.0% of Effective Gross Income.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
81

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

The Market. The Great Lakes Crossing Outlets Property is located in Auburn Hills, Michigan, within the Detroit metropolitan statistical area (the “Detroit MSA”). According to the appraisal, the Detroit MSA has grown to be the second largest metropolitan area in the Midwest, having a strategic regional location, a good transportation system, and a large manufacturing base. The presence of Ford, General Motors and Chrysler has historically supported much of the economic growth and employment in the Detroit MSA, and as of the past few decades is beginning to rely on the health care industry for long-term growth. According to the appraisal, as of August 2022, the unemployment rate in the Detroit MSA was 3.5%, representing a 2.65% increase in employment from the year prior.

The Great Lakes Crossing Outlets Property is located alongside I-75, which according to the appraisal has a daily traffic count of 71,265 vehicles. According to the appraisal, the Great Lakes Crossing Outlets Property is conveniently accessible to the 2.1 million residents that live within the trade area, providing a strong local customer base. Further, given its proximate location to Canada, the Great Lakes Crossing Outlets Property benefits from cross-border commerce. According to the appraisal, as of 2022, the estimated population within a one-mile, three-mile and five-mile radius totaled 2,140, 42,016 and 135,040 people, respectively, and average household income for the same radii was $89,356, $90,320 and $99,774, respectively.

According to the appraisal, the Great Lakes Crossing Outlets Property is situated within the Detroit retail market and the Pontiac submarket. As of the third quarter of 2022, the Detroit retail market contained total inventory of approximately 260.5 million square feet with an approximate 5.0% vacancy rate and average annual rental rates of $17.80 per square foot, and the Pontiac submarket contained a total inventory of approximately 8.2 million square feet with an approximate 2.7% vacancy rate and average annual rental rates of $17.93 per square foot.

The appraiser identified five comparable retail properties to the Great Lakes Crossing Outlets Property:

Competitive Retail Center Summary(1)
Property Name/Location	Year Built / Renovated or Expanded	Total NRA (SF)(2)	Total Occupancy	Distance to Subject	Sales PSF(2)	Anchor Tenants
Great Lakes Crossing Outlets 4000 Baldwin Road Auburn Hills, MI	1998 / 2010	1,128,332	89.6%	NAP	$503.40(3)	Round 1 Bowling Amusement Forever 21 Marshalls Legoland Discovery Center Nordstrom Rack TJ Maxx Burlington Coat Factory
Westfield Santa Anita Arcadia, CA	1973 / 2014, 2021	1,480,000	89.0%	2,287 miles	$608.00	JCPenney Nordstrom Macy’s
Biltmore Fashion Park Scottsdale, AZ	1963 / 2021	384,342	87.0%	2,024 miles	$830.00	Sak’s Fifth Avenue Macy’s
Westfield Brandon Brandon, FL	1995 / 2007	1,149,543	93.0%	1,213 miles	$711.00(4)	Dillard’s Macy’s JCPenney
Galleria Edina Edina, MN	1974 / 2006	398,585	99.0%	720 miles	$891.00	Rypen Furniture
University Mall South Burlington, VT	1979 / 2018	613,915	95.0%	637 miles	$325.00	Target JCPenney Kohl’s
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated November 30, 2022, including four tenants that have signed leases but have not taken physical occupancy. The Total NRA (SF) and Sales PSF information represented in the above table for the Great Lakes Crossing Outlets Property is only for the collateral for the Great Lakes Crossing Outlets Whole Loan.
(3)	Based on October 2022 trailing twelve months reported sales figures.
(4)	Includes Apple sales figures. Sales excluding Apple are $550.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
82

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

The Borrower. The borrower is Taubman Auburn Hills Associates Limited Partnership, a Delaware limited partnership. The borrower is a single purpose bankruptcy-remote entity with two independent managers in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Great Lakes Crossing Outlets Whole Loan.

The Borrower Sponsor. The borrower sponsor and non-recourse carveout guarantor is The Taubman Realty Group LLC (“Taubman”). Founded in 1950, Taubman develops and manages regional, super-regional and outlet shopping centers. Including Great Lakes Crossing Outlets, Taubman owns and operates 24 regional, super-regional and outlet malls across 11 states, Puerto Rico, China, and South Korea.

Pursuant to the Great Lakes Crossing Outlets Whole Loan documents, so long as one or more of Taubman, Simon Property Group, Inc., Simon Property Group, L.P. or an affiliate of any of the foregoing is the non-recourse carveout guarantor, the non-recourse carveout guarantor’s liability is limited to 20% of the outstanding principal balance at such time, in the aggregate, plus all of the reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees) incurred by the lender in the enforcement of the related guaranty or the preservation of the lender’s rights under such guaranty

Property Management. The Great Lakes Crossing Outlets Property is managed by The Taubman Company LLC, which is an affiliate of the borrower sponsor.

Escrows and Reserves. At origination of the Great Lakes Crossing Outlets Whole Loan, the borrower was required to deposit into escrow (i) $1,581,204.38 for a reserve with respect to outstanding tenant improvement allowances, leasing commissions and unfunded obligations under leases for the tenants Kids Empire, Nordstrom Rack, Showcase, Tumi, UGG and Vineyard Vines (the “Outstanding TI/LC Reserve”) and (ii) $224,418.36 for a reserve with respect to gap rent under leases for the tenants Savvy Sliders, Cotton On Kids, Cotton On and Kids Empire (the “Gap Rent Reserve”). In lieu of remitting such amounts for deposit, provided that no event of default is continuing the borrower may fund the Outstanding TI/LC Reserve or the Gap Rent Reserve by delivering to the lender (i) upon at least 10 days’ written notice to the lender, a qualifying letter of credit in the applicable amount or (ii) a qualifying guaranty in the applicable amount, in each case in accordance with the Great Lakes Crossing Outlets Whole Loan documents.

Tax Escrows – During a Lockbox Event Period (as defined below) or at any time (x) any taxes are not paid by the borrower prior to the assessment of any penalty for late payment and prior to the date that such taxes become delinquent (unless the borrower is contesting such taxes in accordance with the terms of the Great Lakes Crossing Outlets Whole Loan documents), or (y) upon request of the lender, the borrower fails to promptly provide evidence reasonably satisfactory to the lender that such taxes have been paid prior to the assessment of any penalty for late payment and prior to the date that such taxes become delinquent (unless the borrower is contesting such taxes in accordance with the terms of the Great Lakes Crossing Outlets Whole Loan documents), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the reasonably estimated annual real estate taxes; in lieu of remitting such amounts for deposit, the borrower may fund the tax reserve by delivering to the lender (i) upon at least 10 days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Great Lakes Crossing Outlets Whole Loan documents.

Insurance Escrows – In the event that during a Lockbox Event Period the borrower has not provided satisfactory evidence to the lender that the Great Lakes Crossing Outlets Property is covered by policies that are being maintained as part of a reasonably acceptable blanket insurance policy in accordance with the Great Lakes Crossing Outlets Whole Loan documents, on each monthly payment date during the Lockbox Event Period, the borrower is required to deposit into an insurance reserve, 1/12th of reasonably estimated insurance premiums; in lieu of remitting such amounts for deposit, the borrower may fund the insurance reserve by delivering to the lender (i) upon at least 10 days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Great Lakes Crossing Outlets Whole Loan documents.

Replacement Reserve – On each monthly payment date during a Lockbox Event Period, the borrower is required to deposit into a replacement reserve, an amount equal to $21,626.36 if the balance on deposit in the replacement reserve account is less than $519,032.72 for reasonably estimated replacements and repairs required to be made to the Great Lakes Crossing

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
83

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

Outlets Property during each calendar year; provided, however, that in lieu of remitting such amounts for deposit, the borrower may fund the replacement reserve by delivering to the lender (i) upon at least 10 days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Control Event (as defined below) or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Great Lakes Crossing Outlets Whole Loan documents.

TI/LC Reserve – The borrower is required to deposit into a rollover reserve, on a monthly basis, an amount equal to $94,027.67 if the balance of the rollover reserve falls below $2,256,664; in lieu of remitting such amounts for deposit, the borrower may fund the rollover reserve by delivering to the lender (i) upon at least 10 days written notice to the lender, a qualifying letter of credit in such amount or (ii) provided that no Control Event or event of default is continuing, a qualifying guaranty in such amount, in each case in accordance with the Great Lakes Crossing Outlets Whole Loan documents.

A “Control Event” means that any combination of Taubman, Simon Property Group, Inc. or Simon Property Group, L.P. does not own, in the aggregate, at least 30% of the direct or indirect interests in the borrower or does not control the borrower.

Lockbox / Cash Management. The Great Lakes Crossing Outlets Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Great Lakes Crossing Outlets Whole Loan, the borrower was required to direct each tenant to remit all rents directly to a lender-controlled lockbox account. In addition, the borrower is required to, and is required to cause the property manager to, cause all amounts constituting rents received by the borrower or the property manager with respect to the Great Lakes Crossing Outlets Property to be deposited into the lockbox account or a lender-controlled cash management account by the end of the second business day following receipt. In addition, the borrower is required to, and is required to cause the property manager to, instruct all persons that maintain open accounts with the borrower or property manager with respect to the Great Lakes Crossing Outlets Property or with whom the borrower or property manager does business on an “accounts receivable” basis with respect to the Great Lakes Crossing Outlets Property to deliver all payments due under such accounts to the lockbox account. On a weekly basis during the continuance of a Lockbox Event Period under the Great Lakes Crossing Outlets Whole Loan documents, all amounts in the lockbox are required to be remitted to the cash management account. On a daily basis at any time no Lockbox Event Period is in effect, all amounts in the lockbox account are required to be remitted to a borrower-controlled operating account.

Notwithstanding anything to the contrary in the foregoing, the borrower may maintain an account in its name into which it may deposit or cause to be deposited rents from persons who are parties to a Great Lakes Crossing Outlets License Agreement (as defined below) and miscellaneous amounts received by the borrower that are not rents, payments, reimbursements or other amounts paid under leases, provided that if a Lockbox Event Period exists, at the lender’s direction, the borrower is required to direct all persons who are parties to a Great Lakes Crossing Outlets License Agreement to deliver all sums due under such Great Lakes Crossing Outlets License Agreements directly to the lockbox account. To the extent any such sums are collected directly by the borrower or property manager, the borrower is required to, and is required to cause the property manager to, cause all such sums received by the borrower or property manager to be deposited into the lockbox account by the end of the second business day following receipt.

On each due date during the continuance of a Lockbox Event Period, all funds on deposit in the cash management account after payment of debt service on the Great Lakes Crossing Outlets Whole Loan, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Great Lakes Crossing Outlets Whole Loan.

A “Great Lakes Crossing Outlets License Agreement” means any license or occupancy agreement granted by the borrower (or a predecessor-in-interest) to (i) an operator of a cart, kiosk or similar merchandising facilities located in the common areas of the Great Lakes Crossing Outlets Property or (ii) a licensee or occupant of an in-line space for a term of one year or less.

A “Lockbox Event” means the occurrence of: (i) an event of default; (ii) any bankruptcy action of the borrower; (iii) a bankruptcy action of the property manager if the property manager is an affiliate of the borrower, provided that the property manager is not replaced within 60 days with a qualified property manager; or (iv) a Debt Yield Trigger Event (as defined below).

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
84

Structural and Collateral Term Sheet	BMO 2023-C5
No. 5 – Great Lakes Crossing Outlets

A “Lockbox Event Period” means the period commencing on the occurrence of a Lockbox Event and continuing until the occurrence of the applicable Lockbox Termination Event (as defined below).

A “Debt Yield Trigger Event” means, as of any date of determination, the debt yield based on the trailing four calendar quarter period immediately preceding such date of determination is less than 12.00% for two consecutive calendar quarters.

A “Lockbox Termination Event” means (a) if the Lockbox Event is caused solely by the occurrence of a Debt Yield Trigger Event, the achievement of a debt yield for the Great Lakes Crossing Outlets Whole Loan of 12.00% or greater for two consecutive calendar quarters, (b) if the Lockbox Event is caused solely by an event of default, the acceptance by the lender of a cure of such event of default (which cure the lender is not obligated to accept and may reject or accept in its sole and absolute discretion) provided that the lender has not accelerated the Great Lakes Crossing Outlets Whole Loan, moved for a receiver or commenced foreclosure proceedings or (c) if the Lockbox Event is caused solely by a bankruptcy action of the property manager, if the borrower replaces the property manager with a qualified property manager under a replacement property management agreement within 60 days or such bankruptcy action of the property manager is discharged or dismissed within 90 days without any adverse consequences to the Great Lakes Crossing Outlets Property or the Great Lakes Crossing Outlets Whole Loan; provided, however, that, each such Lockbox Termination Event is subject to the following conditions: (i) no other Lockbox Event has occurred and is continuing, (ii) no other event of default has occurred and is continuing under the Great Lakes Crossing Outlets Whole Loan documents, (iii) the borrower may not cure a Lockbox Event (x) more than a total of five times in the aggregate during the term of the Great Lakes Crossing Outlets Whole Loan or (y) triggered by a bankruptcy action of the borrower at any time during the term of the Great Lakes Crossing Outlets Whole Loan and (iv) the borrower has paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Lockbox Termination Event, including reasonable attorney’s fees and expenses.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. Not permitted.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
85

Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
86

Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
87

Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	KeyBank	Single Asset / Portfolio:	Portfolio
Credit Assessment (Fitch/KBRA):	A-/A	Title:	Fee/Leasehold
Original Principal Balance(1):	$30,000,000	Property Type – Subtype(5):	Various – Various
Cut-off Date Principal Balance(1):	$30,000,000	Net Rentable Area (SF):	6,470,388
% of IPB:	4.6%	Location:	Various
Loan Purpose:	Recapitalization	Year Built / Renovated(5):	Various / Various
Borrowers:	Various(2)	Occupancy(6):	100.0%
Borrower Sponsors:	Blue Owl Capital, Inc. and Oak Street Real Estate Capital, LLC	Occupancy Date:	2/23/2023
		4th Most Recent NOI (As of)(7):	NAV
Interest Rate:	6.13800%	3rd Most Recent NOI (As of)(7):	NAV
Note Date:	2/23/2023	2nd Most Recent NOI (As of)(7):	NAV
Maturity Date:	3/11/2028	Most Recent NOI (As of)(8):	$55,257,111 (12/31/2022)
Interest-only Period:	60 months	UW Economic Occupancy:	95.0%
Original Term:	60 months	UW Revenues:	$82,796,630
Original Amortization Term:	None	UW Expenses:	$21,989,943
Amortization Type:	Interest Only	UW NOI:	$60,806,687
Call Protection:	L(27),D(26),O(7)	UW NCF:	$57,258,714
Lockbox / Cash Management:	Hard / In Place	Appraised Value / Per SF:	$1,051,080,000 / $162
Additional Debt(1):	Yes	Appraisal Date(9):	Various
Additional Debt Balance(1):	$310,000,000 / $85,000,000
Additional Debt Type(1):	Pari Passu / Subordinate

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap		Senior Notes	Whole Loan
Taxes:	$0	Springing	N/A	Cut-off Date Loan / SF:	$53	$66
Insurance:	$0	Springing	N/A	Maturity Date Loan / SF:	$53	$66
Immediate Repairs(4):	$27,550	$0	N/A	Cut-off Date LTV:	32.3%	40.4%
Save Mart LOC Reserve:	$0	Springing	N/A	Maturity Date LTV:	32.3%	40.4%
				UW NCF DSCR:	2.71x	2.16x
				UW NOI Debt Yield:	17.9%	14.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$340,000,000	80.0%	Return of Equity(10)	$413,683,950	97.3%
Subordinate Loan(1)	85,000,000	20.0	Closing Costs	11,288,500	2.7
			Reserves	27,550	0.0
Total Sources	$425,000,000	100.0%	Total Uses	$425,000,000	100.0%
(1)	The Oak Street NLP Fund Portfolio Mortgage Loan (as defined below) is part of a whole loan evidenced by seven senior pari passu notes totaling $340.0 million and two subordinate companion notes totaling $85.0 million, with an aggregate outstanding principal balance as of the Cut-off Date of $425.0 million. The Financial Information presented in the chart above reflects the Oak Street NLP Fund Portfolio Senior Loan (as defined below) and the Oak Street NLP Fund Portfolio Whole Loan.
(2)	The borrowers are BGCT001 LLC, BIGDUOK001 LLC, BIGTRPA001 LLC, Save Mart Portfolio Owner NLP CA LLC, Save Mart Portfolio Owner NLP NV LLC, NSDBRFL001 LLC, BCDC Portfolio Owner LLC, BCHQ Owner LLC and NAICHOK001 LLC.
(3)	For a full description of escrows and reserves, please refer to “Escrows and Reserves” below.
(4)	Property condition reports dated between January 3, 2023 and January 25, 2023, identified immediate repairs in the aggregate amount of approximately $2,205,183, which are the responsibility of the tenants at the Oak Street NLP Fund Portfolio Properties (as defined below) and for which only the life safety and ADA repairs were reserved.
(5)	See “Portfolio Summary” table herein.
(6)	The Oak Street NLP Fund Portfolio Properties are 100.0% leased and 96.2% physically occupied.
(7)	Historical NOI is unavailable as the Oak Street NLP Fund Portfolio Properties were acquired by the borrowers between May 2019 and August 2022, and such information was not provided by the sellers.
(8)	Represents partial year financial information for eight assets acquired in 2022.
(9)	The individual appraisal valuation dates range from December 12, 2022 to January 3, 2023.
(10)	The Oak Street NLP Fund Portfolio Properties were acquired between May 2019 and August 2022 and were previously unencumbered.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
88

Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

The Loan. The sixth largest mortgage loan (the “Oak Street NLP Fund Portfolio Mortgage Loan”) is part of a whole loan (the “Oak Street NLP Fund Portfolio Whole Loan”) that is evidenced by seven pari passu senior promissory notes in the aggregate original principal amount of $340,000,000 (collectively, the “Oak Street NLP Fund Portfolio Senior Loan”) and two pari passu subordinate promissory notes in the aggregate original principal amount of $85,000,000 (collectively, the “Oak Street NLP Fund Portfolio Subordinate Companion Loan”). The Oak Street NLP Fund Portfolio Whole Loan was co-originated on February 23, 2023, by Wells Fargo Bank, National Association (“WFB”) and KeyBank. The Oak Street NLP Fund Portfolio Whole Loan is secured by a first priority mortgage on the borrowers’ fee simple interests in retail, office and industrial properties comprising 6,320,757 square feet and a leasehold interest in a 149,631 square foot retail property, located across eight states (collectively, the “Oak Street NLP Fund Portfolio Properties” and, each individually, an “Oak Street NLP Fund Portfolio Property”). The Oak Street NLP Fund Portfolio Mortgage Loan is evidenced by the non-controlling promissory note A-6 in the original principal amount of $30,000,000. The remaining promissory notes comprising the Oak Street NLP Fund Portfolio Whole Loan are summarized in the table below. The Oak Street NLP Fund Portfolio Whole Loan is being serviced pursuant to the trust and servicing agreement for the OAKST 2023-NLP securitization trust. The Oak Street NLP Fund Portfolio Senior Loan pari passu notes other than those evidencing the Oak Street NLP Fund Portfolio Mortgage Loan are referred to herein as the “Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans”. See “Description of the Mortgage Pool—The Whole Loans—The Oak Street NLP Fund Portfolio Pari Passu A-B Whole Loan” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$123,500,000	$123,500,000	OAKST 2023-NLP	Yes
A-2	$50,000,000	$50,000,000	BANK5 2023-5YR1	No
A-3	$27,500,000	$27,500,000	BANK5 2023-5YR1	No
A-4	$20,000,000	$20,000,000	BANK5 2023-5YR1	No
A-5	$66,500,000	$66,500,000	OAKST 2023-NLP	No
A-6	$30,000,000	$30,000,000	BMO 2023-C5	No
A-7	$22,500,000	$22,500,000	BBCMS 2023-C19	No
Total Senior Loan	$340,000,000	$340,000,000
B-1, B-2	$85,000,000	$85,000,000	OAKST 2023-NLP	No
Whole Loan	$425,000,000	$425,000,000

The Properties. The Oak Street NLP Fund Portfolio Properties comprise 31 retail properties, seven industrial properties and four office properties totaling 6,470,388 square feet that are located across eight states. The Oak Street NLP Fund Portfolio Properties are located in California (27 properties, 28.6% of net rentable area), Oklahoma (two properties, 22.5% of net rentable area), Pennsylvania (one property, 20.0% of net rentable area), Florida (six properties, 11.7% of net rentable area), Georgia (one property, 8.3% of net rentable area), North Carolina (one property, 5.7% of net rentable area), Nevada (three properties, 2.3% of net rentable area), and Connecticut (one property, 0.9% of net rentable area).

Built between 1912 and 2019, with 16 properties renovated between 1954 and 2022, the Oak Street NLP Fund Portfolio Properties range in size from 8,270 square feet to 1,296,562 square feet.

The Oak Street NLP Fund Portfolio Properties are net leased to six tenants: Save Mart Supermarkets (“Save Mart”), Big Lots, Inc. (“Big Lots”), W.S. Badcock Corporation (“Badcock”), Chandler Insurance Company, LTD., Nation Motor Club, LLC (“Nation Motor Club”) and Big Y Foods, Inc. (“Big Y”), all of which are subject to eight triple-net leases. All of the Oak Street NLP Fund Portfolio Properties have leases expiring after the stated maturity date of the Oak Street NLP Fund Portfolio Whole Loan with a weighted average remaining lease term of 18.2 years. No tenants have termination options. As of February 23, 2023, the Oak Street NLP Fund Portfolio Properties are 100.0% leased and 96.2% physically occupied.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to the Oak Street NLP Fund Portfolio Properties:

Portfolio Summary
Property Name	Allocated Whole Loan Amount (“ALA”)	% of ALA	Property Type	Year Built/ Renovated	Net Rentable Area (SF)	Appraised Value	Allocated Cut-off Date LTV(1)	% of UW NOI
Big Lots - Tremont, PA	$68,510,000	16.1%	Industrial	2000 / NAP	1,294,548	$169,430,000	40.4%	14.0%
Big Lots - Durant, OK	55,780,000	13.1	Industrial	2003 / NAP	1,296,562	138,000,000	40.4%	14.3%
Badcock - LaGrange, GA	24,360,000	5.7	Industrial	2015 / NAP	537,855	60,250,000	40.4%	6.1%
Badcock - Mebane, NC	17,990,000	4.2	Industrial	2004 / 2019	369,420	44,500,000	40.4%	4.5%
Badcock - Mulberry, FL	17,530,000	4.1	Industrial	1991 / 2002	371,240	43,360,000	40.4%	4.8%
NAICO - Chandler, OK	16,660,000	3.9	Office	1920 / 2022	158,430	41,200,000	40.4%	4.1%
Save Mart Supermarkets - San Pablo, CA(2)	14,070,000	3.3	Retail	1973 / NAP	109,876	34,800,000	40.4%	3.3%
Nation Safe Driver - Boca Raton, FL	13,610,000	3.2	Office	1981 / 2022	139,785	33,660,000	40.4%	3.6%
Save Mart Supermarkets - Fresno, CA (4)(2)	12,860,000	3.0	Retail	1981 / 2007, 2008	186,652	31,800,000	40.4%	3.2%
Save Mart Supermarkets - El Cerrito, CA	10,690,000	2.5	Retail	2001 / NAP	66,778	26,430,000	40.4%	2.4%
Save Mart Supermarkets - Stockton, CA(3)	10,140,000	2.4	Retail	1978 / 2001	119,916	25,080,000	40.4%	2.5%
Save Mart Supermarkets - Modesto, CA (4)	9,280,000	2.2	Retail	2001 / NAP	54,605	22,960,000	40.4%	2.2%
Save Mart Supermarkets - Grass Valley, CA	9,010,000	2.1	Retail	1990 / NAP	43,737	22,290,000	40.4%	1.9%
Save Mart Supermarkets - Fresno, CA (5)(2)	8,940,000	2.1	Retail	1978 / 1996, 2004, 2015	148,270	22,100,000	40.5%	2.0%
Save Mart Supermarkets - Ceres, CA(2)	8,270,000	1.9	Retail	1980 / 2004	116,789	20,450,000	40.4%	1.8%
Save Mart Supermarkets - Bakersfield, CA	8,090,000	1.9	Retail	1979 / NAP	68,337	20,010,000	40.4%	1.8%
Big Y - Milford, CT	8,010,000	1.9	Retail	2019 / NAP	55,000	19,800,000	40.5%	1.5%
Save Mart Supermarkets - Sparks, NV (2)	7,210,000	1.7	Retail	1999 / 2018	52,368	17,830,000	40.4%	1.6%
Save Mart Supermarkets - Tracy, CA	7,080,000	1.7	Retail	1997 / NAP	61,660	17,500,000	40.5%	1.5%
Save Mart Supermarkets - Folsom, CA(4)	6,920,000	1.6	Retail	1990 / NAP	49,769	17,110,000	40.4%	1.4%
Save Mart Supermarkets - Tracy, CA (2)(3)(5)	6,780,000	1.6	Retail	1966 / NAP	149,631	16,780,000	40.4%	2.7%
Save Mart Supermarkets - Napa, CA(2)	6,170,000	1.5	Retail	1969 / 1989	51,845	15,250,000	40.5%	1.4%
Badcock - Mulberry, FL (4)	5,700,000	1.3	Industrial	1964 / 1992	184,000	14,100,000	40.4%	1.7%
Save Mart Supermarkets - Chico, CA	5,350,000	1.3	Retail	1989 / 2001	42,294	13,230,000	40.4%	1.1%
Save Mart Supermarkets - Salinas, CA(4)	5,330,000	1.3	Retail	1998 / 2012	62,565	13,170,000	40.5%	1.2%
Save Mart Supermarkets - Kingsburg, CA	5,260,000	1.2	Retail	1999 / NAP	41,368	13,000,000	40.5%	1.1%
Save Mart Supermarkets - Clovis, CA (3)	5,220,000	1.2	Retail	2002 / NAP	50,918	12,900,000	40.5%	1.1%
Save Mart Supermarkets - Clovis, CA (2)	4,850,000	1.1	Retail	1984 / 2002	52,576	11,990,000	40.5%	1.0%
Save Mart Supermarkets - Vacaville, CA (2)	4,790,000	1.1	Retail	1988 / NAP	42,630	11,840,000	40.5%	1.0%
Save Mart Supermarkets - Elk Grove, CA	4,730,000	1.1	Retail	1994 / NAP	45,642	11,700,000	40.4%	1.0%
Save Mart Supermarkets - Manteca, CA	4,380,000	1.0	Retail	1984 / NAP	35,312	10,820,000	40.5%	1.1%
Save Mart Supermarkets - Fresno, CA (3)	4,150,000	1.0	Retail	1994 / NAP	58,360	10,260,000	40.4%	0.9%
Save Mart Supermarkets - Lodi, CA	4,100,000	1.0	Retail	1996 / NAP	50,342	10,150,000	40.4%	0.9%
Save Mart Supermarkets - Sparks, NV	3,880,000	0.9	Retail	1993 / NAP	47,404	9,600,000	40.4%	0.8%
Save Mart Supermarkets - Carson City, NV	3,660,000	0.9	Retail	1995 / NAP	52,079	9,060,000	40.4%	0.8%
Save Mart Supermarkets - Oakland, CA(4)	3,390,000	0.8	Retail	1965 / NAP	21,258	8,380,000	40.5%	0.7%
Save Mart Supermarkets - Coalinga, CA	3,280,000	0.8	Retail	2006 / NAP	49,749	8,100,000	40.5%	0.8%
Save Mart Supermarkets - Marysville, CA	3,240,000	0.8	Retail	1973 / NAP	30,080	8,010,000	40.4%	0.7%
Save Mart Supermarkets - Jackson, CA	2,980,000	0.7	Retail	1994 / NAP	40,593	7,370,000	40.4%	0.7%
Badcock - Mulberry, FL (3)	2,070,000	0.5	Office	1915 / 1986	42,750	5,130,000	40.4%	0.6%
Badcock - Mulberry, FL (2)	430,000	0.1	Office	1912 / 1954	8,270	1,060,000	40.6%	0.1%
Badcock - Mulberry, FL (5)	250,000	0.1	Industrial	1978 / NAP	9,125	620,000	40.3%	0.1%
Total/Weighted Average	$425,000,000	100.0%			6,470,388	$1,051,080,000	40.4%	100.0%
(1)	Calculated based on the Oak Street NLP Fund Portfolio Whole Loan.
(2)	Represents one of five properties where the Save Mart Master Lease incorporates both an anchor space where Save Mart operates a grocery store and additional in-line space, which Save Mart is responsible for subleasing.
(3)	Represents one of two properties where the Save Mart Master Lease incorporates both an anchor space where Save Mart subleases or intends to sublease both the anchor space and additional in-line space.
(4)	Represents one of three properties where Save Mart subleases its anchor space.
(5)	The anchor space at the Save Mart Supermarkets - Tracy, CA (2) property totaling 44,870 square feet is currently dark.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to retail tenant sales history at the Oak Street NLP Fund Portfolio Properties:

Tenant Sales(1)
Property Name	Net Rentable Area (SF)	Anchor SF	2018 Sales (PSF)(2)	2019 Sales (PSF)(2)	2020 Sales (PSF)(2)	2021 Sales (PSF)(2)	2022 Sales (PSF)(2)	Occupancy Cost(3)
Save Mart Supermarkets - San Pablo, CA(4)	109,876	63,140	$555	$561	$603	$553	$620	6.1%
Save Mart Supermarkets - Fresno, CA (4)(4)	186,652	52,070	$425	$419	$477	$443	$479	7.8%
Save Mart Supermarkets - El Cerrito, CA	66,778	66,778	$339	$360	$482	$393	$403	5.8%
Save Mart Supermarkets - Stockton, CA	119,916	119,916	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Modesto, CA (4)	54,605	54,605	$562	$586	$716	$711	$718	3.4%
Save Mart Supermarkets - Grass Valley, CA	43,737	43,737	$710	$705	$809	$780	$765	3.6%
Save Mart Supermarkets - Fresno, CA (5)(4)	148,270	52,620	$299	$315	$422	$421	$434	5.7%
Save Mart Supermarkets - Ceres, CA(4)	116,789	41,095	$512	$570	$698	$702	$652	4.3%
Save Mart Supermarkets - Bakersfield, CA	68,337	68,337	$427	$426	$520	$495	$534	3.2%
Big Y - Milford, CT	55,000	55,000	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Sparks, NV (2)	52,368	52,368	$503	$546	$654	$658	$558	3.4%
Save Mart Supermarkets - Tracy, CA	61,660	61,660	$446	$468	$545	$510	$507	3.1%
Save Mart Supermarkets - Folsom, CA	49,769	49,769	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Tracy, CA (2)	149,631	149,631	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Napa, CA(4)	51,845	39,886	$336	$356	$434	$395	$389	6.2%
Save Mart Supermarkets - Chico, CA	42,294	42,294	$441	$498	$571	$535	$548	3.1%
Save Mart Supermarkets - Salinas, CA	62,565	62,565	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Kingsburg, CA	41,368	41,368	$472	$497	$689	$655	$696	2.4%
Save Mart Supermarkets - Clovis, CA (3)	50,918	50,918	$401	$414	$538	$498	$506	2.8%
Save Mart Supermarkets - Clovis, CA (2)	52,576	52,576	$303	$329	$432	$396	$410	3.1%
Save Mart Supermarkets - Vacaville, CA (2)	42,630	42,630	$339	$356	$445	$419	$413	3.6%
Save Mart Supermarkets - Elk Grove, CA	45,642	45,642	$339	$356	$463	$449	$473	2.9%
Save Mart Supermarkets - Manteca, CA	35,312	35,312	$429	$470	$585	$535	$565	3.3%
Save Mart Supermarkets - Fresno, CA (3)	58,360	58,360	$288	$291	$341	$325	$337	2.9%
Save Mart Supermarkets - Lodi, CA	50,342	50,342	$304	$325	$418	$485	$484	2.2%
Save Mart Supermarkets - Sparks, NV	47,404	47,404	$283	$303	$364	$356	$388	2.8%
Save Mart Supermarkets - Carson City, NV	52,079	52,079	$231	$245	$294	$274	$305	3.0%
Save Mart Supermarkets - Oakland, CA	21,258	21,258	NAV	NAV	NAV	NAV	NAV	NAV
Save Mart Supermarkets - Coalinga, CA	49,749	49,749	$271	$281	$341	$361	$398	2.4%
Save Mart Supermarkets - Marysville, CA	30,080	30,080	$395	$424	$582	$628	$639	2.2%
Save Mart Supermarkets - Jackson, CA	40,593	40,593	$214	$235	$320	$303	$307	3.3%
Total/Weighted Average	2,058,403	1,693,782	$393	$412	$506	$486	$497	3.8%
(1)	Information obtained from the borrower, which was provided by the tenant.
(2)	Sales PSF are calculated based on the Save Mart sales from the grocery store operated at the site and the square footage occupied by the corresponding grocery store.
(3)	Occupancy Cost is based on the underwritten base rent paid by Save Mart on the entire center divided by the 2022 sales from the grocery store operated at the site. The Save Mart underwritten base rent used in the calculation has not been adjusted for the additional in-line space at the five centers where Save Mart is responsible for subleasing the in-line space.
(4)	Represents one of five properties where the Save Mart Master Lease incorporates both an anchor space where Save Mart operates a grocery store and additional in-line space, which Save Mart is responsible for subleasing.

Major Tenants. The three largest tenants based upon underwritten base rent are Save Mart, Big Lots and Badcock.

Save Mart (2,003,403 square feet; 31.0% of portfolio NRA; 44.4% of portfolio underwritten base rent): Save Mart is a grocery chain that operates approximately 200 stores under the banners of Save Mart, Lucky California and FoodMaxx throughout California and Nevada. Save Mart was acquired by Kingswood Capital Management LP (“Kingswood”) in March 2022. Thirty of the Oak Street NLP Fund Portfolio Properties are leased to Save Mart under a master lease (“Save Mart Master Lease Properties”), which expires on November 30, 2044, with no termination options and one, five-year renewal option and one, five-year and 11-month renewal option (the “Save Mart Master Lease”). At 25 of the Save Mart Master Lease Properties, a Save Mart-operated grocery store is the anchor tenant. These 25 stores report weighted average 2022 sales

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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of $497 per square foot with a weighted average occupancy cost of 3.8%. Of the remaining five Save Mart Master Lease Properties, Save Mart subleased four anchor locations and is in discussions for a potential sublease for one vacant space. Seven of the Save Mart Master Lease Properties cover the entire center where Save Mart occupies only the anchor space and is responsible for subleasing the remaining in-line space.

In connection with Kingswood’s acquisition of Save Mart, Kingswood was required to provide a letter of credit (the “Save Mart LOC”) in an amount equal to 18 months of the then base rent under the Save Mart Master Lease. See “Escrows and Reserves” below.

Big Lots (2,591,110 square feet; 40.0% of portfolio NRA; 28.4% of portfolio underwritten base rent). Big Lots (NYSE: BIG) is a Columbus, Ohio based discount retailer that operates 1,431 stores across 47 states, in addition to an e-commerce platform, as of January 29, 2022. The company sells a variety of brand name products across seven merchandise categories: Food; Consumables; Soft Home; Hard Home; Furniture; Seasonal; and Apparel, Electronics, & Other – all within the discount retail segment. Two of the industrial properties within the Oak Street NLP Fund Portfolio Properties are leased to Big Lots through June 30, 2040, under separate leases. The Big Lots - Durant, OK property has 10, five-year renewal options and the Big Lots - Tremont, PA property has one, five-year, one, four-year, and eight, five-year renewal options. Big Lots does not have any termination options under either lease.

Badcock (1,522,660 square feet; 23.5% of portfolio NRA; 17.9% of portfolio underwritten base rent): Founded in 1904, Badcock is a home furnishing company that operates 383 stores in eight southeastern states. On November 22, 2021, Franchise Group, Inc. (NASDAQ: FRG) acquired Badcock in an all-cash transaction valued at approximately $580.0 million. Seven of the Oak Street NLP Fund Portfolio Properties are leased to Badcock (the “Badcock Properties”), including five industrial properties totaling 1,471,640 square feet (22.7% of portfolio NRA; 96.6% of Badcock Properties NRA) and two office properties totaling 51,020 square feet (0.8% of portfolio NRA; 3.4% of Badcock Properties NRA). Three of the Badcock Properties totaling 1,278,515 square feet are subject to a master lease through June 30, 2039, and four of the Badcock Properties totaling 244,145 square feet are subject to a master lease through August 31, 2039; each has three, five-year renewal options and no termination options.

Environmental. According to the Phase I environmental assessments dated from January 4, 2023 to January 27, 2023, recognized environmental conditions were identified at the following 12 properties: Save Mart Supermarkets - Fresno, CA (4), Save Mart Supermarkets - Stockton, CA, Save Mart Supermarkets - Fresno, CA (5), Save Mart Supermarkets - Bakersfield, CA, Save Mart Supermarkets - Tracy, CA (2), Save Mart Supermarkets - Napa, CA, Save Mart Supermarkets - Vacaville, CA (2), Save Mart Supermarkets - Fresno, CA (3), Save Mart Supermarkets - Lodi, CA, Save Mart Supermarkets - Oakland, CA, Badcock - Mulberry, FL (3) and Badcock - Mulberry, FL (5). The environmental consultant did not recommend further investigation of the Save Mart Supermarkets – Lodi, CA property and recommended that Phase II environmental site assessments (“Phase II ESAs”) be performed at the remaining 11 properties. In lieu of Phase II ESAs, the lender obtained a lender’s environmental insurance policy and opinions of probable cost in the event that any remediation was necessary in the future, which identified at a 90% confidence interval that any aggregate remediation would not exceed approximately $13.9 million.

No recognized environmental conditions were identified at the remaining 30 Oak Street NLP Fund Portfolio Properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the historical and current occupancy of the Oak Street NLP Fund Portfolio Properties:

Historical and Current Occupancy
2020(1)	2021(1)	2022(1)	Current(2)(3)
NAV	NAV	NAV	100.0%
(1)	Historical occupancy information is not available, as the Oak Street NLP Fund Portfolio Properties were acquired by the borrowers between May 2019 and August 2022, and such information was not provided by the seller.
(2)	Current occupancy is based on the underwritten rent rolls dated as of February 23, 2023.
(3)	The Oak Street NLP Fund Portfolio Properties are 100.0% leased and 96.2% physically occupied.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to the largest tenants based on underwritten base rent at the Oak Street NLP Fund Portfolio Properties:

Top Tenant Summary(1)
Tenant	No. of Properties	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total SF	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Exp. Date	Term. Option (Y/N)
Save Mart(4)	30	NR/NR/NR	2,003,403	31.0%	$14.26	$28,565,196	44.4%	11/30/2044(5)	N
Big Lots	2	NR/NR/NR	2,591,110	40.0	$7.06	18,291,830	28.4	6/30/2040(6)	N
Badcock	7	NR/NR/NR	1,522,660	23.5	$7.55	11,503,050	17.9	Various(7)	N
Chandler Insurance Company, LTD.	1	NR/NR/NR	158,430	2.4	$16.46	2,607,191	4.1	8/31/2039(8)	N
Nation Motor Club	1	NR/NR/NR	139,785	2.2	$17.03	2,379,995	3.7	12/31/2041(9)	N
Big Y	1	NR/NR/NR	55,000	0.9	$18.00	990,000	1.5	12/31/2039(10)	N
Occupied Collateral Total / Wtd. Avg.			6,470,388	100.0%	$9.94	$64,337,263	100.0%

Vacant Space(11)			0	0.0%

Collateral Total			6,470,388	100.0%

(1)	Based on the underwritten rent roll dated as of February 23, 2023.
(2)	Ratings provided are for the parent company of the entity listed in the “Tenant” field whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF, UW Base Rent and % of Total UW Base Rent includes contractual rent steps through December 1, 2023, totaling $1,143,912.
(4)	Save Mart has subleased three freestanding properties totaling 133,592 square feet to various tenants. At five of the Save Mart Master Lease Properties totaling 613,432 square feet, the lease covers the entire center where Save Mart occupies only the anchor space (248,811 square feet) and has subleased the in-line space (364,621 square feet) to various tenants. At two of the Save Mart Master Lease Properties totaling 269,547 square feet, the lease covers the entire center where Save Mart has subleased or intends to sublease both the anchor space (88,934 square feet, which includes dark anchor space at Save Mart Supermarket - Tracy, CA (2) totaling 44,870 square feet) and the in-line space (180,613 square feet) to various tenants.
(5)	Save Mart has one, five-year extension option and one, five-year and 11-month extension option.
(6)	The Big Lots - Durant, OK property has 10, five-year extension options and the Big Lots - Tremont, PA property has one, five-year, one, four-year, and eight, five-year extension options.
(7)	Three of the Badcock Properties totaling 1,278,515 square feet are subject to a master lease through June 30, 2039, and four of the Badcock Properties totaling 244,145 square feet are subject to a master lease through August 31, 2039. Each lease contains three, five-year extension options.
(8)	Chandler Insurance Company, LTD. has five, ten-year extension options.
(9)	Nation Motor Club has two, five-year extension options.
(10)	Big Y has four, five-year extension options.
(11)	The Oak Street NLP Fund Portfolio Properties are 100.0% leased and 96.2% physically occupied. There is one dark anchor space at Save Mart Supermarket - Tracy, CA (2) totaling 44,870 square feet in addition to 197,957 square feet of vacant in-line space, which Save Mart is responsible for subleasing.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to the tenant lease expirations at the Oak Street NLP Fund Portfolio Properties:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(2)	% of UW Base Rent Expiring(2)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(2)	Cumulative % of UW Base Rent Expiring(2)
Vacant	NAP	0	0.0%	NAP	NA	P	0	0.0%	NAP	NA	P
2023 & MTM	0	0	0.0	$0	0.0%		0	0.0%	$0	0.0%
2024	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2026	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2027	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2028	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2029	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2030	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2031	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2032	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2033	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2034 & Beyond	8	6,470,388	100.0	64,337,263	100.0		6,470,388	100.0%	$64,337,263	100.0%
Total	8	6,470,388	100.0%	$64,337,263	100.0%
(1)	Based on the underwritten rent roll dated as of February 23, 2023.
(2)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring include contractual rent steps through December 1, 2023, totaling $1,143,912.

The following table presents certain information relating to the operating history and underwritten cash flows of the Oak Street NLP Fund Portfolio Properties:

Operating History and Underwritten Net Cash Flow(1)
	2022(2)	Underwritten	Per Square Foot	%(3)
Rents in Place	$55,257,111	$63,193,350	$9.77	72.5%
Rent Steps(4)	0	1,143,912	0.18	1.3
Gross Potential Rent	$55,257,111	$64,337,263	$9.94	73.8%
Total Reimbursements	0	22,817,084	3.53	26.2
Net Rental Income	$55,257,111	$87,154,347	$13.47	100.0%
(Vacancy/Credit Loss)	0	(4,357,717)	(0.67)	(5.0)
Effective Gross Income	$55,257,111	$82,796,630	$12.80	95.0%
Total Expenses	$0	$21,989,943	$3.40	26.6%
Net Operating Income	$55,257,111	$60,806,687	$9.40	73.4%
Total TI/LC, Capex/RR	0	3,547,972	0.55	4.3
Net Cash Flow	$55,257,111	$57,258,714	$8.85	69.2%
(1)	Historical operating statements prior to 2022 are not available, as the borrowers acquired the Oak Street NLP Fund Portfolio Properties between May 2019 and August 2022, and such information was not provided by the sellers.
(2)	Represents partial year financial information for eight assets acquired in 2022.
(3)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(4)	Underwritten Rent Steps represent contractual rent steps through December 1, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

The Markets. The Oak Street NLP Fund Portfolio Properties are located across 23 unique metropolitan areas within eight states. The top three metropolitan areas by underwritten base rent are Durant, Oklahoma (20.0% of NRA and 14.2% of underwritten base rent), Scranton, Pennsylvania (20.0% of NRA and 14.2% of underwritten base rent), and Fresno, California (9.1% of NRA and 9.9% of underwritten base rent), comprising a combined 49.1% of total square footage and 38.3% of underwritten base rent. California properties account for 28.6% of the total square footage and 41.3% of the underwritten base rent. The markets with the largest portion of underwritten base rent in California are Fresno, California (9.9%), followed by Stockton, California (8.6%), San Francisco, California (4.4%) and Modesto, California (3.9%).

The Borrowers. The borrowers are BGCT001 LLC, BIGDUOK001 LLC, BIGTRPA001 LLC, Save Mart Portfolio Owner NLP CA LLC, Save Mart Portfolio Owner NLP NV LLC, NSDBRFL001 LLC, BCDC Portfolio Owner LLC, BCHQ Owner LLC and NAICHOK001 LLC, each a single-purpose, Delaware limited liability company with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Oak Street NLP Fund Portfolio Whole Loan.

The Borrower Sponsors. The borrower sponsors are Blue Owl Capital, Inc. (“Blue Owl”) and Oak Street Real Estate Capital, LLC (“Oak Street”) and the non-recourse carveout guarantors are Oak Street Real Estate Capital Net Lease Property Fund, LP, Oak Street Real Estate Capital Net Lease Property Fund (A), LP and Oak Street Real Estate Capital Net Lease Property Fund (P), LP.

Founded in 2009, Oak Street is a Chicago-based real estate private equity firm. Oak Street currently has approximately $23.6 billion in assets under management, owns over 1,665 real estate assets and has completed over 170 transactions since its inception. Oak Street focuses on acquiring properties that are net-leased to investment grade and creditworthy tenants and provides strategic capital solutions that are subject to a target long-term lease of over 15 years. Oak Street was purchased in 2021 by Blue Owl (NYSE: OWL), an alternative asset manager with over $138.2 billion of assets under management.

Property Management. The Oak Street NLP Fund Portfolio Properties are self-managed.

Escrows and Reserves. At origination of the Oak Street NLP Fund Portfolio Whole Loan, the borrowers deposited into escrow $27,550 for immediate repairs.

Taxes – During the continuance of a Cash Trap Event Period (as defined below), the borrowers will be required to pay monthly real estate tax reserves of 1/12th of the real estate taxes for each Oak Street NLP Fund Portfolio Property that the lender estimates will be payable during the next 12 months if the Tax Reserve Waiver Condition (as defined below) is not satisfied. The “Tax Reserve Waiver Condition” means (i) the tenant is required to pay taxes directly pursuant to its applicable lease, (ii) such tenant is actually paying such taxes prior to delinquency and (iii) such tenant is not in monetary or material non-monetary default under its applicable lease.

Insurance – During the continuance of a Cash Trap Event Period, the borrowers will be required to pay monthly insurance premiums of 1/12th of the insurance premiums for each Oak Street NLP Fund Portfolio Property that the lender estimates will be payable during the next 12 months if the Insurance Reserve Waiver Condition (as defined below) is not satisfied. The “Insurance Reserve Waiver Condition” means (a) (i) no event of default has occurred and is continuing and (ii) the borrowers provide evidence to the lender that the applicable Oak Street NLP Fund Portfolio Property is insured under a blanket policy or (b) the tenant is (1) required to pay insurance premiums directly pursuant to its applicable lease, (2) such tenant is actually paying such insurance premiums when due and (3) such tenant is not in monetary or material non-monetary default under its applicable lease.

Save Mart LOC Reserve – The Oak Street NLP Fund Portfolio Whole Loan documents require that, upon the borrower drawing on the Save Mart LOC for any portion of the amount available, the borrowers will be required to direct the LOC Issuer (as defined below) to deposit such amounts directly with lender and send written notice to the Save Mart master tenant requiring that they deposit an amount in cash sufficient to replenish the security deposit to its original amount with the borrowers.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

The current Save Mart LOC is in the amount of $41,805,053 and was issued by Wells Fargo Bank, N.A. (“LOC Issuer”). The LOC Issuer has agreed to a consent of assignment of proceeds and will direct any draws under the Save Mart LOC to an account controlled by the lender.

Lockbox / Cash Management. The Oak Street NLP Fund Portfolio Whole Loan is structured with a hard lockbox and in-place cash management. The borrowers are required to direct the tenants to pay rent directly into the lockbox account. On each business day, funds in the lockbox will be transferred into the cash management account, to be applied in accordance with the cash flow waterfall required in the cash management agreement. If no Cash Trap Event Period exists, after satisfaction of the cash flow waterfall, all excess cash flow will be disbursed to the borrowers. During the continuance of a Cash Trap Event Period, excess cash flow will be held by the lender as additional collateral.

A “Cash Trap Event Period” will commence upon the earlier of the following: (i) the occurrence of an event of default under the Oak Street NLP Fund Portfolio Whole Loan documents and will continue until such event of default is cured and (ii) the net operating income debt yield (“NOI DY”) being less than 11.75% (tested quarterly) and will continue until, (a) the NOI DY being equal to or greater than 11.75% for two consecutive calendar quarters, (b) sufficient excess cash flow has been trapped by the lender such that, if such amounts were applied as a principal prepayment of the Oak Street NLP Fund Portfolio Whole Loan, it would result in an NOI DY of at least 11.75% (without the two consecutive quarter requirement), (c) the borrowers deposit cash collateral with the lender in an amount which, if applied as a principal prepayment of the Oak Street NLP Fund Portfolio Whole Loan, would result in an NOI DY of at least 11.75% (without the two consecutive quarter requirement), or (d) the borrowers deliver to the lender a letter of credit in an amount which, if applied as a principal prepayment of the Oak Street NLP Fund Portfolio Whole Loan, would result in an NOI DY of at least 11.75%.

Subordinate Debt. The Oak Street NLP Fund Portfolio Properties also secure the Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans, which have an aggregate Cut-off Date principal balance of $310,000,000 and the Oak Street NLP Fund Portfolio Subordinate Companion Loan, which has an aggregate Cut-off Date principal balance of $85,000,000. Promissory note A-1, which is the controlling note, is one of the Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans and is included in the OAKST 2023-NLP securitization. The Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans and the Oak Street NLP Fund Portfolio Subordinate Companion Loan are coterminous with the Oak Street NLP Fund Portfolio Mortgage Loan. The Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans and Oak Street NLP Fund Portfolio Subordinate Companion Loan accrue interest at the same rate as the Oak Street NLP Fund Portfolio Mortgage Loan. The Oak Street NLP Fund Portfolio Mortgage Loan and the Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans are each pari passu in right of payment and together are senior in right of payment to the Oak Street NLP Fund Portfolio Subordinate Companion Loan. The holders of the Oak Street NLP Fund Portfolio Mortgage Loan, the Oak Street NLP Fund Portfolio Non-Serviced Pari Passu Companion Loans and the Oak Street NLP Fund Portfolio Subordinate Companion Loan have entered into a co-lender agreement which sets forth the allocation of collections on the Oak Street NLP Fund Portfolio Whole Loan. See “Description of the Mortgage Pool—The Whole Loans—The Oak Street NLP Fund Portfolio Pari Passu-AB Whole Loan”.

The following table presents certain information relating to the Oak Street NLP Fund Portfolio Subordinate Companion Loan:

Subordinate Debt Summary
	Original Principal Balance	Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Whole Loan UW NCF DSCR	Whole Loan UW NOI Debt Yield	Whole Loan Cut-off Date LTV
Oak Street NLP Fund Portfolio Subordinate Companion Loan	$85,000,000	6.1380%	60	0	60	2.16x	14.3%	40.4%

Mezzanine Debt. None.

Partial Release. After the lockout release date, the borrowers may obtain the release of any of the Oak Street NLP Fund Portfolio Properties, provided the following conditions, among others, are satisfied: (i) no event of default is continuing; (ii) partial defeasance of the Oak Street NLP Fund Portfolio Whole Loan in an amount equal to the greater of (a) the Release Price (as defined below), (b) an amount equal to the Release Price plus any additional amount necessary to achieve the Release Debt Yield (the “DY Cure Amount”), and (c) such greater amount as may be required to maintain REMIC requirements; (iii) the NOI DY after giving effect to such release shall be no less than the greater of 14.73% and the NOI

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

DY immediately prior to the release (the “Release Debt Yield”); and (iv) if the Oak Street NLP Fund Portfolio Property being released is conveyed to an affiliate of the borrowers, a new non-consolidation opinion.

The “Release Price” is equal to (i) 105% of the original allocated whole loan amount for such individual property that, when aggregated with all prior partial defeasances of individual properties pursuant to this clause (i), the aggregated allocated whole loan amount of all individual properties theretofore defeased is less than or equal to 10% of the original principal balance of the Oak Street NLP Fund Portfolio Whole Loan, (ii) 110% of the original allocated whole loan amount for such individual property if, when aggregated with all prior partial defeasances of individual properties pursuant to clauses (i) and (ii), would not result in the aggregated allocated Oak Street NLP Fund Portfolio Whole Loan amount of all individual properties theretofore defeased is greater than 10% but less than or equal to 15% of the original principal balance of the Oak Street NLP Fund Portfolio Whole Loan, (iii) 115% of the original allocated whole loan amount for such individual property if, when aggregated with all prior partial defeasances of individual properties pursuant to clauses (i) – (iii), would not result in the aggregated allocated whole loan amount of all individual properties theretofore defeased is greater than 15% but less than or equal to 20% of the original principal balance of the Oak Street NLP Fund Portfolio Whole Loan, and (iv) thereafter, 125% of the original allocated whole loan amount for each such individual property being released provided; provided, if the release of any Mortgaged Property will cause the aggregate amount defeased or prepaid to exceed 10%, 15%, or 20% of the original principal balance of the Oak Street NLP Fund Portfolio Loan, as applicable, then the “Release Price” for such Mortgaged Property will equal the product of (x) the allocated loan amount for the applicable mortgaged property and (y) the pro rata weighted average of the Release Price “premiums” listed above.

Default Release. Notwithstanding the foregoing, in the event the lender has given the borrowers notice of a non-monetary event of default under any Oak Street NLP Fund Portfolio Whole Loan documents with respect to any Oak Street NLP Fund Portfolio Property, the borrowers may elect to obtain a release of such Oak Street NLP Fund Portfolio Property (“Default Release”), provided, (i) the borrowers are unable to cure such default after using commercially reasonable efforts to do so and (ii) such event of default is not the result of the willful misconduct or bad faith actions of the borrowers or any affiliates. Any such Default Release will be subject to the partial release conditions, except the requirement that no event of default then be continuing, so long as the only continuing event of default will be cured by the Default Release.

Purchase Option Release. Prior to the lockout release date, solely in connection with the exercise of a Save Mart Purchase Option (as defined below) or a Modesto Purchase Option (as defined below), the borrowers may obtain the release of the applicable Save Mart Purchase Option Property (as defined below) or the Save Mart Supermarkets - Modesto, CA (4) property (the “Modesto Purchase Option Property”, and together with the Save Mart Purchase Option Properties, the “Purchase Option Properties” or each a “Purchase Option Property”), upon satisfaction of the conditions (ii)-(iv) above (in Partial Release) with the additional condition that the borrowers pay the Release Price for such Purchase Option Property, together with the yield maintenance premium in lieu of a partial defeasance event. The borrowers will not be required to satisfy the condition that no event of default is continuing in connection with the release of any Purchase Option Property.

Save Mart Purchase Option. The Save Mart Supermarkets - Jackson, CA property and the Save Mart Supermarkets - El Cerrito, CA property (each a “Save Mart Purchase Option Property” and collectively “Save Mart Purchase Option Properties”) are subject to purchase options with the developer of the remaining portion of each shopping center, in the event such site fails to operate for six months in the case of the Save Mart Supermarkets - Jackson, CA property, or for 12 months in the case of the Save Mart Supermarkets - El Cerrito, CA property (each a “Save Mart Purchase Option”). The purchase price under the Save Mart Purchase Options is the fair market value of such Save Mart Purchase Option Property. In the event a Save Mart Purchase Option is exercised, the payment to the lender of the release price for the affected mortgaged property is recourse to the borrowers and the guarantors.

The Save Mart Master Lease provides that, in the event a Save Mart Purchase Option Property fails to operate for more than two months (subject to force majeure), with respect to the Save Mart Supermarkets - Jackson, CA property, or six months, with respect to site the Save Mart Supermarkets - El Cerrito, CA property, in a manner that, if continued for six months (subject to force majeure) with respect to Save Mart Supermarkets - Jackson, CA property or 12 months with respect to the Save Mart Supermarkets - El Cerrito, CA property, would permit the exercise of the applicable Save Mart Purchase Option, then, borrowers will have the right to engage another party to operate the applicable site in the manner reasonably necessary to avoid the exercise of the applicable Save Mart Purchase Option.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 6 – Oak Street NLP Fund Portfolio

In the event a Save Mart Purchase Option is exercised with respect to a Save Mart Purchase Option Property, (i) upon consummation of the sale of such Save Mart Purchase Option Property in accordance with the applicable Save Mart Purchase Option, the Save Mart Master Lease will terminate solely with respect to such Save Mart Purchase Option Property; (ii) Save Mart must reimburse the borrowers for the out-of-pocket third-party transaction costs; (iii) the borrowers will receive all proceeds of such sale; and (iv) tenant must pay to landlord an amount equal to the positive difference of (a) the quotient of (x) the allocated rent for such Save Mart Purchase Option Property divided by (y) 5% less (b) the total proceeds received by the borrowers from such sale. Failure to make such payment would result in a default under the Save Mart Master Lease and permit the borrowers to draw upon the Save Mart LOC.

Modesto Purchase Option. The Save Mart Supermarkets - Modesto, CA (4) property is subject to a purchase option with the developer of the remaining portion of the shopping center, in the event no business is operated on the Save Mart Supermarkets - Modesto, CA (4) for 24 consecutive months (the “Modesto Purchase Option”). The purchase price under the Modesto Purchase Option is the fair market value of the Save Mart Supermarkets - Modesto, CA (4), subject to a floor equal to the unamortized amount of any indebtedness of the property owner secured by a mortgage plus any premium, penalty, fee or other expense required by the lender to prepay the indebtedness. In the event the Modesto Purchase Option is exercised, the payment to the lender of the release price for the Save Mart Supermarkets - Modesto, CA (4) is recourse to the borrowers and guarantors.

The borrowers shall be permitted to prepay the outstanding principal balance in excess of the Release Price for the applicable Save Mart Purchase Option Property in an amount equal to the lesser of (A) the amount necessary such that the total amount prepaid equals 125% of the allocated loan amount for such property and (B) the amount necessary to satisfy the DY Cure Amount. So long as borrowers have paid the Release Price for the applicable Save Mart Purchase Option Property and paid the DY Cure Amount, (i) the requirement to achieve the Release Debt Yield will be deemed satisfied, and (ii) the release of a Save Mart Purchase Option Property after the lockout release date will be consummated as a partial defeasance event.

Ground Lease. The borrowers have an approximately 149,631 square foot ground lease related to the Save Mart Supermarkets - Tracy, CA (2) property from CDN-CBN, a California general partnership, that is in turn sub-leased to Save Mart under the Save Mart Master Lease. The borrowers are required to pay ground rent of approximately $615,850 to the ground lessor. The ground lease expires December 31, 2064, with two, 10-year renewal options and no termination options.

The borrowers will pay percentage rent to the ground lessor equal to 25% of the increase in the annual gross rents received by the borrowers from all subtenants in excess of the initial gross rent. So long as the Save Mart Master Lease is in place, any income attributed to the Save Mart Master Lease will be excluded; however, any rents actually paid to Save Mart by the subtenants at the Save Mart Supermarkets - Tracy, CA (2) property will be included in the calculations of gross rent. In 2021, no percentage rent was due as the gross rents on the Save Mart Supermarkets - Tracy, CA (2) property were less than the initial gross rent.

Ground rent for each year is subject to increase by an amount equal to 80% of that portion of percentage rent paid to the ground lessor for the immediately preceding year which is solely and directly attributable to increases in the fixed monthly rent payable by subtenants of the property.

Rights of First Offer / Rights of First Refusal. The tenant or master tenant at each of the following properties has a right of first refusal (“ROFR”) to purchase the related Oak Street NLP Fund Portfolio Property: Save Mart Master Lease Properties; Big Lots - Tremont, PA; Big Lots - Durant, OK; and Nation Safe Driver - Boca Raton, FL. The tenant or master tenant at each of the following properties has a right of first offer (“ROFO”) to purchase the related Oak Street NLP Fund Portfolio Property: the Badcock Properties and Big Y - Milford, CT. Each ROFO / ROFR is not extinguished by a foreclosure of the related Oak Street NLP Fund Portfolio Property; however, each ROFO / ROFR does not apply to foreclosure or deed-in-lieu thereof or to any subsequent transfer or sale by mortgagee or its nominee. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options, Rights of First Offer and Rights of First Refusal” in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
98

Structural and Collateral Term Sheet	BMO 2023-C5
No. 7 – Harborside 2-3

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
99

Structural and Collateral Term Sheet	BMO 2023-C5
No. 7 – Harborside 2-3

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
100

Structural and Collateral Term Sheet	BMO 2023-C5
No. 7 – Harborside 2-3
Mortgage Loan Information		Property Information
Mortgage Loan Seller(1):	CREFI, BMO	Single Asset / Portfolio:	Single Asset
Original Principal Balance(1):	$30,000,000	Title:	Fee
Cut-off Date Principal Balance(1):	$30,000,000	Property Type – Subtype:	Office – CBD
% of IPB:	4.6%	Net Rentable Area (SF):	1,599,029
Loan Purpose:	Acquisition	Location:	Jersey City, NJ
Borrowers:	SL Harborside Owner 2 & 3 LLC	Year Built / Renovated:	1930 / 2021
	and Harborside Owner 2A LLC	Occupancy:	75.1%
Borrowers’ Sponsors:	Mark Karasick and Michael	Occupancy Date:	3/22/2023
	Silberberg	4th Most Recent NOI (As of):	$25,379,091 (12/31/2019)
Interest Rate:	5.84000%	3rd Most Recent NOI (As of):	$26,127,537 (12/31/2020)
Note Date:	4/4/2023	2nd Most Recent NOI (As of):	$29,403,655 (12/31/2021)
Maturity Date:	4/6/2028	Most Recent NOI (As of):	$31,486,880 (12/31/2022)
Interest-only Period:	60 months	UW Economic Occupancy:	74.5%
Original Term:	60 months	UW Revenues:	$51,753,039
Original Amortization Term:	None	UW Expenses:	$18,582,167
Amortization Type:	Interest Only	UW NOI:	$33,170,872
Call Protection(2):	L(26),D(27),O(7)	UW NCF:	$31,463,647
Lockbox / Cash Management:	Hard / Springing	Appraised Value / Per SF:	$396,000,000 / $248
Additional Debt(1):	Yes	Appraisal Date:	2/7/2023
Additional Debt Balance(1):	$195,000,000 / $55,000,000 /
	$19,000,000
Additional Debt Type(1):	Pari Passu / Mezzanine /
	Preferred Equity

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap		Whole Loan	Total Debt(5)
Taxes:	$696,822	$696,822	N/A	Cut-off Date Loan / SF:	$141	$175
Insurance:	$272,774	$136,387	N/A	Maturity Date Loan / SF:	$141	$175
Replacement Reserves:	$8,000,000	$26,650	N/A	Cut-off Date LTV:	56.8%	70.7%
TI/LC:	$15,000,000	Springing	$15,000,000	Maturity Date LTV:	56.8%	70.7%
Other Reserve(4):	$40,614,319	$0	N/A	UW NCF DSCR:	2.36x	1.64x
				UW NOI Debt Yield:	14.7%	11.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$225,000,000	48.0%	Purchase Price	$377,000,000	80.5%
Borrower Sponsor Equity	119,820,041	25.6	Upfront Reserves	64,583,916	13.8
Mezzanine Loan(5)	55,000,000	11.7	Closing Costs	26,869,593	5.7
Other Sources(6)	49,633,468	10.6
Preferred Equity	19,000,000	4.1
Total Sources	$468,453,509	100.0%	Total Uses	$468,453,509	100.0%
(1)	The Harborside 2-3 Mortgage Loan (as defined below) is part of the Harborside 2-3 Whole Loan (as defined below) which is comprised of 11 pari passu promissory notes with an aggregate original balance of $225,000,000. The Harborside 2-3 Whole Loan was co-originated by Citi Real Estate Funding Inc. (“CREFI”) and Bank of Montreal (“BMO”). The Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Harborside 2-3 Whole Loan and the Harborside 2-3 Total Debt (as defined below).
(2)	Defeasance of the Harborside 2-3 Whole Loan is permitted at any time after the earlier to occur of (i) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Harborside 2-3 Whole Loan to be securitized and (ii) April 4, 2026. The assumed defeasance lockout period of 26 payments is based on the anticipated closing date of the BMO 2023-C5 securitization trust in June 2023. The actual lockout period may be longer.
(3)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(4)	Other Initial reserves include (i) a sea wall repair reserve of $25,000,000, (ii) an unfunded obligations reserve of $14,195,734, and (iii) an elevator modernization reserve of approximately $1,418,585. See “Escrows and Reserves” below.
(5)	Concurrently with the funding of the Harborside 2-3 Whole Loan, NongHyup Bank funded a mezzanine loan in the amount of $55,000,000 (the “Harborside 2-3 Mezzanine Loan” and together with the Harborside 2-3 Whole Loan, the “Harborside 2-3 Total Debt”). The Harborside 2-3 Mezzanine Loan accrues interest at a rate of 7.0000% per annum to be paid as part of each monthly debt service payment amount, and an additional 3.5000% per annum shall accrue through the loan term and
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 7 – Harborside 2-3

be due on the maturity date. The Harborside 2-3 Mezzanine Loan has a final maturity date of April 6, 2028. An intercreditor agreement has been entered into between the lender under the Harborside 2-3 Whole Loan and the lender under the Harborside 2-3 Mezzanine Loan. Based on the Harborside 2-3 Total Debt, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are 70.7%, the DSCR based on Underwritten NOI / NCF is 1.73x / 1.64x, and the Debt Yield based on Underwritten NOI / NCF is 11.8% / 11.2%. See “Mezzanine Debt” below.

(6)	Other Sources primarily consists of a Sea Wall credit of $27,610,000, tenant improvement and rent credits of approximately $12,104,859, a rate buydown credit of $6,250,000, and other miscellaneous credits.

The Loan. The seventh largest mortgage loan (the “Harborside 2-3 Mortgage Loan”) is part of a whole loan (the “Harborside 2-3 Whole Loan”) secured by the borrowers’ fee interest in a 1,599,029 square foot office property located in Jersey City, New Jersey (the “Harborside 2-3 Property”). The Harborside 2-3 Whole Loan is comprised of 11 pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $225,000,000. The Harborside 2-3 Whole Loan was co-originated on April 4, 2023 by CREFI and BMO and accrues interest at a fixed rate of 5.84000% per annum. The Harborside 2-3 Whole Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Harborside 2-3 Whole Loan is the due date that occurs April 6, 2028. The Harborside 2-3 Mortgage Loan is evidenced by the non-controlling Note A-2-2 and Note A-6-1 with an aggregate outstanding principal balance as of the Cut-off Date of $30,000,000. The remaining notes are currently held by CREFI and BMO and are expected to be contributed to one or more future securitization trust(s). The Harborside 2-3 Total Debt consists of the Harborside 2-3 Whole Loan and the Harborside 2-3 Mezzanine Loan. For additional information, see “Mezzanine Debt” below. The relationship between the holders of the Harborside 2-3 Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2023-V2	Yes
A-2-1(1)	$35,000,000	$35,000,000	CREFI	No
A-2-2	$15,000,000	$15,000,000	BMO 2023-C5	No
A-3(1)	$25,000,000	$25,000,000	CREFI	No
A-4(1)	$25,000,000	$25,000,000	CREFI	No
A-5(1)	$22,500,000	$22,500,000	BMO	No
A-6-1	$15,000,000	$15,000,000	BMO 2023-C5	No
A-6-2(1)	$2,500,000	$2,500,000	BMO	No
A-7(1)	$15,000,000	$15,000,000	Benchmark 2023-V2	No
A-8(1)	$10,000,000	$10,000,000	BMO	No
A-9(1)	$10,000,000	$10,000,000	BMO	No
Whole Loan	$225,000,000	$225,000,000
(1)	Expected to be contributed to one or more securitization trust(s).

The Property. The collateral for the Harborside 2-3 Whole Loan is an interconnected two-building, 10-story Class A office property located along the waterfront in Jersey City, New Jersey totaling 1,599,029 square feet. The Harborside 2-3 Property is a part of a larger development, which includes Harborside 1, 2, 3, 5 and 6 along with 101 Hudson Street, a water tax lot, and a waterfront promenade (the “Harborside Development”). The Harborside Development was built in 1930 and was recently renovated in 2021. As part of the renovation the Harborside 2-3 Property received an approximately $64.7 million renovation that consisted of updating the retail area along the Hudson Waterfront entrance side, enhancing the food hall area, lobby and elevator renovations, and exterior façade work. The borrowers’ sponsors additionally plan to invest $25.5 million in future capital expenditures including a tenant lounge, rooftop deck and improvements to the common areas.

The Harborside 2-3 Property is comprised of office and ground floor retail space and features a multi-story atrium lobby in the center of the Harborside 2-3 Property. The lobby area includes a food hall that generates additional income through license agreements with tenants. Parking is provided at the Harborside 2-3 Property by a parking garage that is located in the adjacent Harborside Plaza 5 building and has 1,100 covered parking spaces, of which 942 parking spaces are allocated for use by the Harborside 2-3 Property with an additional 413 spaces located at the nearby Harborside Plaza 6 building allocated for use by the Harborside 2-3 Property, resulting in a parking ratio of approximately 0.85 spaces per 1,000 square feet. As of March 22, 2023, the Harborside 2-3 Property was 75.1% occupied to 31 tenants with the largest tenant accounting

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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for 8.6% of net rentable area and a weighted average lease term remaining of 8.7 years. Additionally, 61.2% of underwritten base rent at the Harborside 2-3 Property is from investment-grade tenants.

Major Tenants. The three largest tenants based on underwritten base rent are MUFG Bank Ltd. (“MUFG”), E-Trade Financial Corporation (“E-Trade”) and Collectors Universe.

MUFG (137,076 square feet; 8.6% of NRA; 12.8% of underwritten base rent): MUFG is a Japanese based bank with over 13,000 employees in the Americas and offers services in corporate, investment, commercial, transaction and consumer banking, as well as securities and wealth management. MUFG has been a tenant at the Harborside 2-3 Property since June 1989 and has a current lease term though August 2029 followed by one, five-year extension option.

E-Trade (132,265 square feet; 8.3% of NRA; 11.8% of underwritten base rent): E-Trade, a subsidiary of Morgan Stanley, is an online trading platform for retail investors and offers services in wealth management, investment advisory services, research and market insights.  E-Trade’s lease at the Harborside 2-3 Property commenced in October 2006 and has a lease expiration in January 2031 followed by one, five-year extension option.

Collectors Universe (130,419 square feet; 8.2% of NRA; 10.5% of underwritten base rent): Collectors Universe was founded in 1986 and provides third-party authentication and grading services to collectors, retail buyers and sellers of collectibles. Collectors Universe has been a tenant at the Harborside 2-3 Property since May 2022 and has a current lease term though November 2038 followed by two, five-year extension options.

Environmental. According to a Phase I environmental assessment dated March 24, 2023, there was no evidence of any recognized environmental conditions at the Harborside 2-3 Property. However, the Phase I environmental assessment identifies controlled recognized environmental conditions and historical recognized environmental conditions for the Harborside 2-3 Property associated with historic site operations and impacts to site soils and groundwater caused by contaminated historic fill material. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the historical and current occupancy of the Harborside 2-3 Property:

Historical and Current Occupancy(1)
2019	2020	2021	2022	Current(2)
84.6%	82.3%	83.6%	82.5%	75.1%
(1)	Historical Occupancies are the annual average physical occupancy of each respective year.
(2)	Current Occupancy is based on the underwritten rent roll dated March 22, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to the largest tenants based on underwritten base rent at the Harborside 2-3 Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Expiration Date
MUFG Bank Ltd.	A1/A/A-	137,076	8.6%	$46.50	$6,374,033	12.8%	8/31/2029
E-Trade Financial Corporation	A1/A-/NR	132,265	8.3	$44.33	5,863,218	11.8	1/31/2031
Collectors Universe	NR/NR/NR	130,419	8.2	$40.00	5,216,760	10.5	11/30/2038
Sumitomo Mitsui Banking	A1/A/NR	111,605	7.0	$44.35	4,949,637	10.0	12/31/2036
Arch Insurance Company	A2/A+/NR	106,815	6.7	$40.50	4,326,008	8.7	5/31/2024
Cardinia Real Estate LLC	Baa1/BBB+/NR	79,771	5.0	$43.32	3,455,677	7.0	4/30/2032
Zurich American Ins. Co.(4)(5)	A3/A/NR	64,414	4.0	$49.96	3,218,338	6.5	5/31/2032
New Jersey City University	NR/NR/NR	84,929	5.3	$36.72	3,118,962	6.3	8/31/2035
JC Restaurants LLC	NR/NR/NR	46,207	2.9	$45.00	2,079,315	4.2	9/30/2033
Whole Foods Market Services	A1/AA-/NR	47,398	3.0	$41.37	1,960,855	3.9	3/31/2032
Largest Tenants		940,899	58.8%	$43.11	$40,562,803	81.6%
Remaining Tenants		259,525	16.2	$35.16	9,125,272	18.4
Total Occupied		1,200,424	75.1%	$41.39	$49,688,075	100.0%
Vacant Space		398,605	24.9
Total / Wtd. Avg.		1,599,029	100.0%
(1)	Based on the underwritten rent roll dated March 22, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF, UW Base Rent and % of Total UW Base Rent include straight-line rent averaging for certain investment grade tenants (MUFG, E-Trade, Cardinia Real Estate LLC, Zurich American Ins. Co., Whole Foods Market Services and Sumitomo Mitsui Banking) through lease maturity totaling $1,229,273 and contractual rent steps through January 2024 totaling $261,077.
(4)	Zurich American Ins. Co has a contraction option for 15,902 square feet effective June 1, 2028 with 12 months’ notice and a contraction fee of six months’ rent and unamortized TIs, LCs, and free rent on the returned space.
(5)	Zurich American Ins. Co subleases 32,473 square feet to Springer Nature America, Inc.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to tenant lease expirations at the Harborside 2-3 Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(3)	% of UW Base Rent Expiring(3)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(3)	Cumulative % of UW Base Rent Expiring(3)
Vacant	NAP	398,605	24.9%	NAP	NA	P	398,605	24.9%	NAP	NA	P
2023 & MTM(4)	6	0	0.0	$36,000	0.1%		398,605	24.9%	$36,000	0.1%
2024	5	126,250	7.9	5,157,929	10.4		524,855	32.8%	$5,193,929	10.5%
2025	4	78,064	4.9	1,823,652	3.7		602,919	37.7%	$7,017,581	14.1%
2026	1	6,344	0.4	250,588	0.5		609,263	38.1%	$7,268,169	14.6%
2027	2	4,451	0.3	288,345	0.6		613,714	38.4%	$7,556,514	15.2%
2028	3	30,346	1.9	1,263,653	2.5		644,060	40.3%	$8,820,167	17.8%
2029	1	137,076	8.6	6,374,033	12.8		781,136	48.9%	$15,194,200	30.6%
2030	1	28,000	1.8	1,064,000	2.1		809,136	50.6%	$16,258,200	32.7%
2031	1	132,265	8.3	5,863,218	11.8		941,401	58.9%	$22,121,418	44.5%
2032	6	284,468	17.8	12,201,982	24.6		1,225,869	76.7%	$34,323,400	69.1%
2033	1	46,207	2.9	2,079,315	4.2		1,272,076	79.6%	$36,402,715	73.3%
2034 & Beyond	7	326,953	20.4	13,285,359	26.7		1,599,029	100.0%	$49,688,075	100.0%
Total	38	1,599,029	100.0%	$49,688,075	100.0%
(1)	Based on the underwritten rent roll dated March 22, 2023.
(2)	Certain tenants have more than one lease. Certain tenants may have lease termination or contraction options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the lease rollover schedule.
(3)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring include straight-line rent averaging for certain investment grade tenants (MUFG, E-Trade, Cardinia Real Estate LLC, Zurich American Ins. Co., Whole Foods Market Services and Sumitomo Mitsui Banking), Zurich American Insurance, Whole Foods Market Services and SMBC) through lease maturity totaling $1,229,273 and contractual rent steps through January 2024 totaling $261,077.
(4)	2023 & MTM includes six food hall tenants that are on month to month leases and do not have square footage attributable to them. Underwritten rent is only attributable to Angry Archies ($18,000) and The Belgian Plate ($18,000) which had leases in place as of March 22, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 7 – Harborside 2-3

The following table presents certain information relating to operating history and underwritten cash flows at the Harborside 2-3 Property:

Operating History and Underwritten Net Cash Flow
	2019	2020	2021	TTM(1)	Underwritten	Per Square Foot	%(2)
Rents in Place	$41,941,974	$43,765,220	$44,836,663	$45,934,802	$48,197,725	$30.14	69.8%
Contractual Rent Steps(3)	0	0	0	0	1,490,350	0.93	2.2
Vacant Income	0	0	0	0	17,305,219	10.82	25.1
Total Reimbursements	462,010	117,040	1,781,772	2,608,869	835,286	0.52	1.2
Other Income(4)	686,264	734,802	832,439	770,425	1,229,679	0.77	1.8
Gross Potential Rent	$43,090,248	$44,617,062	$47,450,874	$49,314,096	$69,058,258	$43.19	100.0%
(Vacancy/Credit Loss)	0	0	0	0	(17,305,219)	(10.82)	(25.1)
Effective Gross Income	$43,090,248	$44,617,062	$47,450,874	$49,314,096	$51,753,039	$32.37	74.9%
Real Estate Taxes	5,989,391	6,988,199	6,969,969	6,476,738	6,373,673	3.99	12.3
Insurance	498,719	693,812	987,947	1,339,686	1,558,710	0.97	3.0
Management Fee	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	0.63	1.9
Other Operating Expenses(5)	10,223,047	9,807,514	9,089,302	9,010,793	9,649,784	6.03	18.6
Total Expenses	$17,711,157	$18,489,525	$18,047,218	$17,827,217	$18,582,167	$11.62	35.9%
Net Operating Income(5)	$25,379,091	$26,127,537	$29,403,655	$31,486,880	$33,170,872	$20.74	64.1%
Replacement Reserves	0	0	0	0	319,806	0.20	0.6
TI/LC	0	0	0	0	1,387,420	0.87	2.7
Net Cash Flow	$25,379,091	$26,127,537	$29,403,655	$31,486,880	$31,463,647	$19.68	60.8%
(1)	TTM reflects the trailing 12-month period ending December 31, 2022.
(2)	% column represents percent of Gross Potential Rent for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Underwritten Contractual Rent Steps include straight-line rent averaging for certain investment grade tenants (MUFG, E-Trade, Cardinia Real Estate LLC, Zurich American Ins. Co., Whole Foods Market Services and Sumitomo Mitsui Banking) through lease maturity totaling $1,229,273 and contractual rent steps through January 2024 totaling $261,077.
(4)	Other Income includes antenna income, submetered electric income, tenant services income, rooftop generator fees, income from third party events with catering/amenities and percentage rent from the food hall tenants.
(5)	Other Operating Expenses are primarily attributable to repairs & maintenance ($2.13/SF), cleaning costs ($1.12/SF), contract services ($1.08/SF) and utilities ($0.98/SF).

The Market. The Harborside 2-3 Property is located along the Hudson waterfront in Jersey City, New Jersey within Hudson County. The immediate area is influenced by its proximity to New York City and the Jersey City Waterfront, accessibility to the highway system and access to public transportation. Primary access to the Harborside 2-3 Property is provided by the PATH system, NJ transit bus and light rail services, NY Waterway ferry system and nearby major highways including Interstate-495 and Routes 1&9.

The Harborside 2-3 Property is located in the Hudson Waterfront Office submarket directly adjacent to the ExchangePlace PATH station, light rail and Harborside Ferry Terminal. As of December 31, 2022, the submarket had an inventory of 18,950,000 square feet, a vacancy rate of 16.4%, positive absorption of 761,000 square feet, and average asking rent of $45.86 per square foot.

According to the appraisal, the 2022 population and average household income within a one-, three- and five-mile radius of the Harborside 2-3 Property was 74,579, 812,770, and 1,914,845 and $233,262, $182,615 and $178,254, respectively.

According to the appraisal, the 2022 population and average household income within a one-, three- and five-mile radius of the Harborside 2-3 Property was 74,579, 812,770, and 1,914,845 and $233,262, $182,615 and $178,254, respectively.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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The following table presents certain information relating to comparable office sales to the Harborside 2-3 Property:

Summary of Comparable Office Sales(1)
Property Name / Address	Location	Year Built / Renovated	Transaction Date	Price	Price/SF	Size (SF)
Harborside 2-3	Jersey City, NJ	1930/2021	April 2023	$377,000,000	$235.77	1,599,029(2)
70 Hudson Street	Jersey City, NJ	2001/NAP	February 2022	$300,000,000	$695.35	431,438
15 Exchange Place	Jersey City, NJ	1900/2022	February 2022	$48,000,000	$354.49	135,405
111 River Street	Hoboken, NJ	2002/NAP	January 2022	$225,000,000	$405.87	554,360
545 Washington Boulevard	Jersey City, NJ	2001/NAP	January 2020	$372,750,000	$430.08	866,706
570 Washington Boulevard	Jersey City, NJ	2002/NAP	March 2019	$170,000,000	$430.33	395,050

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 22, 2023.

The Borrowers. The borrowers are SL Harborside Owner 2 & 3 LLC and Harborside Owner 2A LLC, each a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure, as tenants-in-common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Harborside 2-3 Whole Loan.

The Borrowers’ Sponsors. The borrowers’ sponsors and non-recourse carveout guarantors are Mark Karasick and Michael Silberberg. Mark Karasick and Michael Silberberg are both members of the 601W Companies, a Manhattan-based real estate investment firm specializing in acquisition, development and management of properties throughout the United States.

Property Management. The Harborside 2-3 Property is managed by Jones Lang LaSalle Americas, Inc., a third-party property management company, with Harborside Property Manager, LLC, an affiliated property management company, having certain sub-management responsibilities.

Escrows and Reserves. At origination of the Harborside 2-3 Whole Loan, the borrowers deposited approximately (i) $696,822 into a reserve account for real estate taxes, (ii) $272,774 into a reserve account for insurance, (iii) $8,000,000 into a reserve account for replacement reserves, (iv) $15,000,000 into a reserve account for tenant improvements and leasing commissions, (v) $25,000,000 into a sea wall repair reserve account to preserve and stabilize the sea wall at the Harborside 2-3 Property, (vi) $14,195,734 into an unfunded obligations reserve account for outstanding obligations with respect to certain unfunded free rent, prepaid rent, reimbursements and tenant improvement/leasing commissions, and (vii) $1,418,585 into an elevator modernization reserve account.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $696,822).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $136,387).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $26,650. In addition, if the Adjusted Initial Replacement Deposit Amount (as defined below) at any time is less than or equal to $5,000,000, within 10 business days after notice from lender, the borrowers are required to make a deposit into the replacement reserve account that would cause the Adjusted Initial Replacement Deposit Amount to be equal to $10,000,000 (“Replacement Reserve True-Up Deposit”); provided, however, (i) to the extent that a Replacement Reserve True-Up Deposit would cause the Adjusted Replacement Reserve Deposit Amount to exceed the actual cost of any work set forth in the closing date capital expenditures budget then remaining to be completed (as reasonably determined by lender based on evidence provided by the borrowers) (the “Remaining Budgeted CapEx

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 7 – Harborside 2-3

Costs”), the Replacement Reserve True-Up Deposit Amount will be decreased on a dollar-for-dollar basis by such excess, and (ii) at such time as the Adjusted Replacement Reserve Deposit Amount exceeds the Remaining Budgeted Capex Costs, Borrower shall have no further obligation to make Replacement Reserve True-Up Deposits. Notwithstanding the immediately preceding sentence, if borrower provides evidence reasonably acceptable to the lender that the actual cost of the work relating to any line item in the closing date capital expenditures budget is less the amount set forth in the closing date capital expenditures budget (such difference, the “Capital Expenditures Budget Savings Amount”), then the applicable Replacement Reserve True-Up Deposit shall be reduced on a dollar-for-dollar basis by the Capital Expenditures Budget Savings Amount.

An “Adjusted Initial Replacement Deposit Amount” means, as of the date of calculation, an amount equal to the sum on deposit in the replacement reserve account, less any replacement reserve monthly deposits.

TI/LC Reserve – On each monthly payment date that the amount in the tenant improvements and leasing commissions account is less than $10,000,000 the borrowers are required to deposit into a tenant improvement and leasing commissions reserve an amount equal to approximately $133,252, subject to a cap of $15,000,000.

Lockbox / Cash Management. The Harborside 2-3 Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Harborside 2-3 Whole Loan, the borrowers were required to deliver a notice to each tenant directing them to remit all payments under the applicable lease directly to the lender-controlled lockbox account. All funds received by the borrowers, or the property manager, are required to be deposited in the lockbox account immediately following receipt. All funds deposited into the lockbox are required to be released to the borrowers on each business day unless a Trigger Period (as defined below) or a Mezzanine Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Trigger Period or a Mezzanine Trigger Period, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Harborside 2-3 Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds will be applied in accordance with the Harborside 2-3 Whole Loan documents.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Harborside 2-3 Whole Loan documents, (ii) the aggregate debt service coverage ratio falling below 1.25x (taking into account, among other things, the aggregate outstanding principal balance of the Harborside 2-3 Whole Loan and the Harborside 2-3 Mezzanine Loan, and in accordance with the Harborside 2-3 Whole Loan documents), and (iii) the debt service coverage ratio falling below 1.81x (taking into account the Harborside 2-3 Whole Loan only, and in accordance with the Harborside 2-3 Whole Loan documents) and (B) expiring upon (1) with regard to clause (i) above, the cure (if applicable) of such event of default, (2) with regard to clause (ii) above, the date that the aggregate debt service coverage ratio (taking into account, among other things, the aggregate outstanding principal balance of the Harborside 2-3 Whole Loan and the Harborside 2-3 Mezzanine Loan, and in accordance with the Harborside 2-3 Whole Loan documents) is equal to or greater than 1.25x for two consecutive calendar quarters, and (3) with regard to clause (iii) above, the date that the debt service coverage ratio (taking into account the Harborside 2-3 Whole Loan only, and in accordance with the Harborside 2-3 Whole Loan documents) is equal to or greater than 1.81x for two consecutive calendar quarters.

A “Mezzanine Trigger Period” means the period (i) commencing on the date that mezzanine lender delivers written notice to lender that an event of default exists under the Harborside 2-3 Mezzanine Loan, and (ii) terminating on the date that mezzanine lender delivers written notice to lender that an event of default exists under the Harborside 2-3 Mezzanine Loan no longer exists.

Subordinate Debt. None.

Mezzanine Debt. Concurrently with the funding of the Harborside 2-3 Whole Loan, NongHyup Bank funded a mezzanine loan in the amount of $55,000,000 to be secured by the mezzanine borrowers’ interests in the borrowers, as collateral for the Harborside 2-3 Mezzanine Loan. The Harborside 2-3 Mezzanine Loan is coterminous with the Harborside 2-3 Whole Loan. The Harborside 2-3 Mezzanine Loan accrues interest at a rate of 7.0000% per annum to be paid as part of each monthly debt service payment amount and an additional 3.5000% per annum which shall accrue through the loan term and be due on the maturity date, plus an additional 2.2900% per annum (the “PIK Interest”) which will accrue and automatically be converted and added to the principal balance of the Harborside 2-3 Mezzanine Loan if, as of April 6, 2028, at least 75%

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
108

Structural and Collateral Term Sheet	BMO 2023-C5
No. 7 – Harborside 2-3

of the aggregate rentable square feet of Harborside 1 in the Harborside Development and Harborside 2-3 in the Harborside Development has not been leased in accordance with the requirements of the Harborside 2-3 Whole Loan documents, the Harborside 2-3 Mezzanine Loan documents and the Harborside 2-3 Mezzanine Loan has not been paid in full, and in such event, all PIK Interest, together with all other outstanding principal, shall become immediately due and payable on such date.

Solely in the event that Harborside 2-3 Mezzanine Loan is simultaneously repaid upon the consummation of an assumption of the Harborside 2-3 Whole Loan, the Harborside 2-3 Whole Loan documents permit a future third-party mezzanine loan secured by a pledge of direct equity interest in the borrower upon such assumption of the Harborside 2-3 Whole Loan in accordance with the Harborside 2-3 Whole Loan documents and subject to the satisfaction of certain conditions including, among others, (i) the combined loan-to-value ratio based on the outstanding balance of the Harborside 2-3 Whole Loan and the new third-party mezzanine loan and, if applicable, the additional lender-mezzanine loan, may not exceed 75.0%, (ii) the aggregate debt service coverage ratio (taking into account, among other things, the aggregate outstanding principal balance of the Harborside 2-3 Whole Loan and the new third-party mezzanine loan, as calculated in accordance with the Harborside 2-3 Whole Loan documents), is at least 1.25x, (iii) the debt service coverage ratio of the Harborside 2-3 Whole Loan, as of the date of the closing of the proposed new third-party mezzanine loan, as calculated in accordance with the Harborside 2-3 Whole Loan documents, is at least 1.81x, (iv) execution of a subordination and intercreditor agreement reasonably acceptable to the lender and the rating agencies, and (v) receipt of a rating agency confirmation with respect to such new third-party mezzanine loan.

Preferred Equity. Concurrently with the funding of the Harborside 2-3 Whole Loan, NongHyup Bank provided $19,000,000 to SL Harborside JV LLC in exchange for a preferred membership interest in the company. The preferred equity documents include, among other things, a recourse guaranty and an equity contribution guaranty in an amount of $20,000,000, in each case made by the guarantors of the Harborside 2-3 Whole Loan.

Partial Release. Not permitted.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
109

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
110

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
111

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Original Principal Balance(1):	$30,000,000	Title:	Fee
Cut-off Date Principal Balance(1):	$30,000,000	Property Type – Subtype:	Office – CBD
% of IPB:	4.6%	Net Rentable Area (SF):	256,930
Loan Purpose:	Refinance	Location:	Rosedale, NY
Borrowers:	Cross Island Plaza LLC and CIP Land LLC	Year Built / Renovated:	1982 / 2021
Borrower Sponsors:	Chaim Simkowitz and Abraham J. Hoffman	Occupancy:	90.7%
Interest Rate:	6.60500%	Occupancy Date:	3/20/2023
Note Date:	5/2/2023	4th Most Recent NOI (As of)(4):	NAV
Maturity Date:	5/6/2033	3rd Most Recent NOI (As of)(4):	NAV
Interest-only Period:	120 months	2nd Most Recent NOI (As of)(4):	NAV
Original Term:	120 months	Most Recent NOI (As of):	$3,540,289 (12/31/2022)
Original Amortization Term:	None	UW Economic Occupancy:	89.1%
Amortization Type:	Interest Only	UW Revenues:	$8,112,684
Call Protection(2):	L(25),D(91),O(4)	UW Expenses:	$3,515,080
Lockbox / Cash Management:	Hard / Springing	UW NOI:	$4,597,605
Additional Debt(1):	Yes	UW NCF:	$4,366,368
Additional Debt Balance(1):	$12,500,000	Appraised Value / Per SF:	$75,900,000 / $295
Additional Debt Type(1):	Pari Passu	Appraisal Date:	2/20/2023

Escrows and Reserves(3)				Financial Information(1)
	Initial	Monthly	Initial Cap		Whole Loan
Taxes:	$657,606	$109,601	N/A	Cut-off Date Loan / SF:	$165
Insurance:	$22,894	$7,631	N/A	Maturity Date Loan / SF:	$165
Replacement Reserves:	$0	$3,212	N/A	Cut-off Date LTV:	56.0%
TI/LC:	$2,700,000	Springing	$500,000	Maturity Date LTV:	56.0%
Deferred Maintenance:	$457,600	$0	N/A	UW NCF DSCR:	1.53x
				UW NOI Debt Yield:	10.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$42,500,000	100.0%	Loan Payoff	$28,547,718	67.2%
			Return of Equity	8,860,177	20.8
			Upfront Reserve	3,838,100	9.0
			Closing Costs	1,254,006	3.0
Total Sources	$42,500,000	100.0%	Total Uses	$42,500,000	100.0%
(1)	The Cross Island Plaza Mortgage Loan (as defined below) is part of a whole loan evidenced by two pari passu senior notes totaling $42.5 million, with an aggregate outstanding principal balance as of the Cut-off Date of $42.5 million (the “Cross Island Plaza Whole Loan”). The Financial Information in the chart above reflects the Cut-off Date Balance and Maturity Date Balance of the Cross Island Plaza Whole Loan.
(2)	The lockout period will be at least 25 months beginning with and including the first payment date on June 6, 2023. Defeasance of the Cross Island Plaza Mortgage Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) May 2, 2027. The assumed lockout period of 25 payments is based on the anticipated closing date of the BMO 2023-C5 securitization trust in June 2023. The actual lockout period may be longer.
(3)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(4)	The cash flow from 2019 to 2021 is unavailable due to the borrower acquiring the property in April 2021.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
112

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

The Loan. The eighth largest mortgage loan (the “Cross Island Plaza Mortgage Loan”) is part of the Cross Island Plaza Whole Loan that is evidenced by two pari passu senior notes with an aggregate outstanding principal balance as of the Cut-off Date of $42,500,000. The Cross Island Plaza Whole Loan was originated by Bank of Montreal (“BMO”) on May 2, 2023. The Cross Island Plaza Whole Loan is secured by the borrowers’ fee interest in a 256,930 square foot, CBD office property located in Rosedale, New York (the “Cross Island Plaza Property”). The controlling Note A has an outstanding principal balance as of the Cut-off Date of $30,000,000 and will be included in the BMO 2023-C5 trust. The Cross Island Plaza Whole Loan has a 10-year term, is interest-only for the full term of the loan and accrues interest at a rate of 6.60500% per annum on an Actual/360 basis. The Cross Island Plaza Whole Loan will be serviced under the BMO 2023-C5 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Lead Servicer for Whole Loan	Controlling Piece
A(1)	$30,000,000	$30,000,000	BMO 2023-C5	Yes	Yes
B(2)	$12,500,000	$12,500,000	BMO	No	No
Whole Loan	$42,500,000	$42,500,000
(1)	Note A is the controlling note for the Cross Island Plaza Whole Loan.
(2)	Expected to be contributed to future securitizations.

The Property. The Cross Island Plaza Property is a three-story office building totaling 256,930 square feet located in Rosedale, New York on a 5.44-acre site. The Cross Island Plaza Property was built in 1982. The Cross Island Plaza Property has 650 surface parking spaces (approximately 2.5 spaces per 1,000 square feet). The Cross Island Plaza Property is located in Queens County and is accessible by Merrick Boulevard, within six blocks from the Rosedale train station where the Babylon, Far Rockaway, and Long Beach train branches are available. The Cross Island Plaza Property is 90.7% occupied by 65 tenants as of March 20, 2023.

Major Tenants. The three largest tenants based on net rentable area are OEC Freight, Schenker Inc. and Gregory Spektor.

OEC Freight (28,110 square feet; 10.9% of NRA; 12.6% of underwritten base rent; Moody’s/S&P/Fitch: NR/NR/NR). OEC Freight is a global logistics and freight forwarding company headquartered in Taipei, Taiwan, with officed in over 50 countries. The company was founded in 1981 and has since grown to become one of the largest logistics providers in the world, with a range of services that include air freight, ocean freight, land transportation, customs brokerage, warehousing, and supply chain management. The Cross Island Plaza Property serves as OEC Freight’s East Coast headquarters. Other major facilities in the United States include Los Angeles and Chicago.

Schenker Inc. (16,585 square feet; 6.5% of NRA; 7.0% of underwritten base rent; Moody’s/S&P/Fitch: Aa1/AA-/NR). Schenker Inc. is a global logistics and transportation company that provides a range of services to customers in industries such as automotive, consumer goods, healthcare, industrial, and retail. The company is a subsidiary of DB Schenker, a division of Deutsche Bahn AG, and has its headquarters in Essen, Germany. Schenker Inc. with approximately 1,850 locations around the world with over 76,100 employees.

Gregory Spektor (13,989 square feet; 5.4% of NRA; 6.6% of underwritten base rent; Moody’s/S&P/Fitch NR/NR/NR). Gregory Spektor is a law firm based in New York, New York, providing legal services in various areas of law, including immigration law, business law, real estate law, and intellectual property law. The firm’s founder and principal attorney, Gregory Spektor, is admitted to practice in the state of New York, as well as the U.S. District Court for the Southern and Eastern Districts of New York. He has represented clients in a range of industries, including finance, healthcare, technology, and real estate.

Environmental. The Phase I environmental assessment dated February 24, 2023 identified a recognized environmental condition (the “REC”) at the Cross Island Plaza Property in connection with auto repair shops/gasoline filling stations that were historically located in three areas of the Cross Island Plaza Property, and since no prior investigations appear to have been performed address potential impacts, these auto repair shops/gasoline filling stations represent a REC. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
113

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

The following table presents certain information relating to the historical and current occupancy of the Cross Island Plaza Property.

Historical and Current Occupancy(1)
2019	2020	2021	2022	Current(2)
96.1%	86.7%	85.2%	86.4%	90.7%
(1)	Historical occupancies are as of December 31 of each respective year.
(2)	Current occupancy is as of March 20, 2023

The following table presents certain information relating to the largest tenants based on net rentable area of the Cross Island Plaza Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Expiration Date
OEC Freight	NR/NR/NR	28,110	10.9%	$30.82	$866,443	12.6%	5/31/2025
Schenker Inc.	Aa1/AA-/NR	16,585	6.5	$28.86	478,651	7.0	3/31/2027
Gregory Spektor	NR/NR/NR	13,989	5.4	$32.43	453,660	6.6	11/30/2032
Kocher & Associates	NR/NR/NR	11,037	4.3	$19.81	218,661	3.2	12/31/2029
DAMCO USA	Baa2/BBB+/NR	8,274	3.2	$27.42	226,903	3.3	1/31/2026
Snap, Inc.	NR/NR/NR	7,657	3.0	$26.10	199,836	2.9	3/31/2024
Holt Construction	NR/NR/NR	7,353	2.9	$31.93	234,781	3.4	6/30/2024
Ocasa	NR/NR/NR	7,320	2.8	$33.48	245,037	3.6	9/30/2029
Weida Freight Systems, Inc.	NR/NR/NR	6,478	2.5	$20.22	130,984	1.9	8/31/2024
Bolloré Logistics USA	NR/NR/NR	6,430	2.5	$34.10	219,235	3.2	9/30/2027
Top 10 Tenants		113,233	44.1%	$28.92	$3,274,191	47.6%

Other Tenants		119,760	46.6%	$30.07	$3,601,444	52.4%

Occupied Collateral Total / Wtd. Avg.		232,993	90.7%	$29.51	$6,875,635	100.0%
Vacant Space		23,937	9.3%

Collateral Total		256,930	100.0%

(1)	Based on the underwritten rent roll dated as of March 20, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent, UW Base Rent PSF and % of Total UW Base Rent are comprised of underwritten base rent inclusive of contractual rent steps through June 2024.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
114

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

The following table presents certain information relating to the tenant lease expirations of the Cross Island Plaza Property:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(2)	% of UW Base Rent Expiring(2)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(2)	Cumulative % of UW Base Rent Expiring(2)
Vacant	NAP	23,937	9.3%	NAP	NA	P	23,937	9.3%	NAP	NA	P
2023 & MTM(3)	11	25,959	10.1	663,326	9.6%		49,896	19.4%	$663,326	9.6%
2024	13	38,400	14.9	1,063,744	15.5		88,296	34.4%	$1,727,070	25.1%
2025	11	40,770	15.9	1,259,439	18.3		129,066	50.2%	$2,986,509	43.4%
2026	14	37,166	14.5	1,119,523	16.3		166,232	64.7%	$4,106,032	59.7%
2027	6	32,685	12.7	1,024,727	14.9		198,917	77.4%	$5,130,759	74.6%
2028	5	15,075	5.9	486,933	7.1		213,992	83.3%	$5,617,692	81.7%
2029	3	24,561	9.6	655,243	9.5		238,553	92.8%	$6,272,935	91.2%
2030	0	0	0.0	0	0.0		238,553	92.8%	$6,272,935	91.2%
2031	0	0	0.0	0	0.0		238,553	92.8%	$6,272,935	91.2%
2032	2	18,377	7.2	602,700	8.8		256,930	100.0%	$6,875,635	100.0%
2033	0	0	0.0	0	0.0		256,930	100.0%	$6,875,635	100.0%
2034 & Beyond	0	0	0.0	0	0.0		256,930	100.0%	$6,875,635	100.0%
Total	65	256,930	100.0%	$6,875,635	100.0%
(1)	Based on the underwritten rent roll dated as of March 20, 2023.
(2)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and % of Cumulative UW Base Rent Expiring are comprised of underwritten base rent inclusive of contractual rent steps through June 2024.
(3)	2023 & MTM is inclusive of amenity square footage and NYG Limousine.

The following table presents certain information relating to the operating history and underwritten cash flows of the Cross Island Plaza Property:

Operating History and Underwriting Net Cash Flow
	12/31/2022	Underwritten	Per Square Foot	%(1)
Base Rent(2)	$6,115,916	$7,459,630	$29.03	82.5%
Rent Steps(3)	0	205,926	0.80	2.3
Recoveries	557,960	896,190	3.49	9.9
Gross Potential Rent	$6,673,876	$8,561,746	$33.32	94.6%
Parking and Storage Income	77,064	192,419	0.75	2.1
Total Other Income	217,833	293,000	1.14	3.2
Net Rental Income	$6,968,773	$9,047,165	$35.21	100.0%
(Vacancy)	0	(934,481)	(3.64)	(10.3)
Effective Gross Income	$6,968,773	$8,112,684	$31.58	89.7%
Total Expenses	3,428,484	3,515,080	13.68	43.3
Net Operating Income	$3,540,289	$4,597,605	$17.89	56.7%
Total TI/LC, Capex/RR	0	231,237	0.90	2.9
Net Cash Flow	$3,540,289	$4,366,368	$16.99	53.8%
(1)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of the fields.
(2)	Base Rent is based on the underwritten rent roll as of March 20, 2023.
(3)	Comprised of contractual rent steps through June 2024.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
115

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

The Market. The Cross Island Plaza Property is situated within the South Queens office submarket of the Queens office market. According to the 2020 census, the population of Queens was 2.40 million, making it the second largest borough in New York City. Over the past ten years the Queens office market had a compound annual growth rate of 0.9% per year. Vacancy has ranged from 3.9% to 10.0% with an average of 6.5%. As of the fourth quarter of 2022, the Queens office market had an inventory of 48,038,572 square feet with 4,693,850 square feet being vacant, indicating a current vacancy rate of 9.8%.

According to the appraisal, as of 2022, the South Queens office submarket had an inventory of approximately 4,714,265 square feet, overall vacancy in the market of approximately 5.9% and average asking rents of $26.82 per square foot. According to the appraisal, the estimated 2022 population in the postal area of the Cross Island Plaza Property was 33,106. The 2022 average household income within the same area was $124,407.

The following table presents certain information relating to comparable office leases for the Cross Island Plaza Property:

Comparable Office Leases(1)
Property / Location	Tenant SF	Year Built / Renovated	Tenant	Rent PSF	Lease Date	Lease Term	Structure
Cross Island Plaza 13333 Brookville Boulevard Rosedale, NY	256,930(2)	1982 / 2021	Various(2)	$29.51(2)	Various(2)	Various(2)	Modified Gross
Lefrak Center 97-77 Queens Boulevard Rego Park, NY	307,297	1964 / 2010	City of New York Department of Parks	$37.00	6/1/2023	21.0 Yrs.	Modified Gross
Whitestone Executive Center 30-50 Whitestone Expressway College Point, NY	105,000	1988 / 2001	Confidential	$30.00	3/15/2023	5.0 Yrs.	Modified Gross
Lefrak Center 97-77 Queens Boulevard Rego Park, NY	307,297	1964 / 2010	New York Life	$44.00	12/25/2022	10.0 Yrs.	Modified Gross
Flushing Plaza 41-61 Kissena Boulevard Flushing, NY	363,663	1973 / 1995	NY School Construction Authority	$35.00	7/1/2022	15.0 Yrs.	Modified Gross
112-25 Queens Boulevard Forest Hills, NY	27,300	1929 / NAP	Queens Democratic Org	$38.00	10/11/2022	5.0 Yrs.	Modified Gross
241-02 Northern Boulevard Douglaston, NY	22,116	1989 / NAP	Kent Prep, Inc.	$35.00	9/23/2022	10.0 Yrs.	Modified Gross
(1)	Source: Appraisal unless otherwise indicated.
(2)	Tenant SF, Tenant, Rent PSF, Lease Date and Lease Term for the Cross Island Plaza Property is based on underwritten rent from the underwritten rent roll dated March 20, 2023.

The Borrowers. The borrowers are Cross Island Plaza LLC and CIP Land LLC, each a Delaware limited liability company and a single purpose bankruptcy-remote entity, with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Cross Island Plaza Whole Loan.

The Borrower Sponsors. The borrower sponsors and non-recourse carveout guarantors and environmental indemnitors are Chaim Simkowitz and Abraham J. Hoffman.

Property Management. The Cross Island Plaza Property is managed by Guardian Realty Management Inc., a borrower-affiliated property management company.

Escrows and Reserves. At origination, the borrowers deposited into escrow (i) approximately $657,606 for real estate taxes, (ii) approximately $22,894 for insurance premiums, (iii) $457,600 for immediate repairs and (iv) $2,700,000 for the TI/LC reserve (the “Initial Rollover Deposit”)

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated real estate taxes, which currently equates to approximately $109,601.

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated insurance premiums, which currently equates to approximately $7,631, waived if the borrower maintains an approved blanket policy.

Replacement Reserve – On a monthly basis, the borrowers are required to escrow $3,212 for replacement reserves.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
116

Structural and Collateral Term Sheet	BMO 2023-C5
No. 8 – Cross Island Plaza

TI/LC Reserve –- On a monthly basis, the borrowers are required to escrow $21,411 if less than 90% of the rentable commercial space at the Cross Island Plaza Property is leased and the amount of funds on deposit in the rollover reserve (excluding the Initial Rollover Deposit) is less than $500,000.

Lockbox / Cash Management. The Cross Island Plaza Whole Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuance of a Trigger Period (as defined below). The borrowers are required to cause each tenant at the Cross Island Plaza Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrowers are required to cause all rents received by the borrowers or property manager with respect to the Cross Island Plaza Property to be deposited into such lockbox account within two business days of receipt. During the continuance of a Trigger Period, all funds in the lockbox account are required to be swept each business day to a lender-controlled cash management account and disbursed in accordance with the Cross Island Plaza Whole Loan documents, and excess funds on deposit in the cash management account (after payments of required monthly reserve deposits, debt service payment on the Cross Island Plaza Whole Loan, operating expenses and cash management bank fees) will be applied in accordance with the Cross Island Plaza Whole Loan documents.

A “Trigger Period” means a period commencing upon the occurrence of the earlier of (i) an event of default under the Cross Island Plaza Whole Loan, (ii) as of the date of calculation, the debt service coverage ratio on the Cross Island Plaza Whole Loan is less than 1.30x, or (iii) upon the occurrence of a Specified Tenant Trigger Period (as defined below); and will end (x) with respect to clause (i) above, if the lender has accepted a cure of such event of default; (y) with respect to clause (ii) above, the date that the debt service coverage ratio on the Cross Island Plaza Whole Loan is at least equal to 1.30x and (z) with respect to clause (iii) above, upon a Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant Trigger Event” will commence upon the earliest to occur of (i) any Specified Tenant (as defined below) is in default of any monetary or material non-monetary term of its Specified Tenant lease, (ii) any Specified Tenant (a) terminates its lease or (b) notifies the borrowers or manager, in writing, that it intends to terminate its Specified Tenant lease, (iii) any Specified Tenant becomes insolvent or a debtor in any bankruptcy action, (iv) any Specified Tenant goes dark, or (v) any Specified Tenant fails to extend or renew the applicable Specified Tenant lease.

A “Specified Tenant” means (i) OEC Freight, (ii) any tenant that occupies over 10% of net rentable area, (iii) any tenant that accounts for over 10% of total rental income or (iv) any guarantors of the applicable related Specified Tenant leases at the Cross Island Plaza Property, and thereafter, any acceptable significant replacement tenant.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. Not permitted.

Ground Lease. None.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
117

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
118

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
119

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Original Principal Balance:	$29,500,000	Title:	Fee
Cut-off Date Principal Balance:	$29,500,000	Property Type – Subtype:	Other – Leased Fee
% of IPB:	4.5%	Net Rentable Area (SF):	1,502,820
Loan Purpose:	Acquisition	Location:	Harrison, NY
Borrower:	Harrison NY Holdings LLC	Year Built / Renovated:	NAP / NAP
Borrower Sponsor:	Abraham Hoffman	Occupancy:	NAP
Interest Rate:	6.83000%	Occupancy Date:	NAP
Note Date:	4/5/2023	4th Most Recent NOI (As of):	NAV
Maturity Date:	4/6/2033	3rd Most Recent NOI (As of):	NAV
Interest-only Period:	120 months	2nd Most Recent NOI (As of):	NAV
Original Term:	120 months	Most Recent NOI (As of):	NAV
Original Amortization Term:	None	UW Economic Occupancy:	100.0%
Amortization Type:	Interest Only	UW Revenues:	$2,522,053
Call Protection:	L(26),D(90),O(4)	UW Expenses:	$0
Lockbox / Cash Management:	Hard / Springing	UW NOI:	$2,522,053
Additional Debt:	No	UW NCF:	$2,522,053
Additional Debt Balance:	N/A	Appraised Value / Per SF:	$45,300,000 / $30
Additional Debt Type:	N/A	Appraisal Date:	2/24/2023

Escrows and Reserves(1)				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$20
Taxes:	$0	Springing	N/A	Maturity Date Loan / SF:	$20
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	65.1%
Replacement Reserves:	$0	Springing	N/A	Maturity Date LTV:	65.1%
TI/LC Reserves:	$0	Springing	N/A	UW NCF DSCR:	1.23x
Other:	$0	$0	N/A	UW NOI Debt Yield:	8.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$29,500,000	71.7%	Purchase Price	$40,000,000	97.2%
Borrower Sponsor Equity	11,634,728	28.3	Closing Costs	1,134,728	2.8
Total Sources	$41,134,728	100.0%	Total Uses	$41,134,728	100.0%
(1)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.

The Loan. The ninth largest mortgage loan (the “500 Mamaroneck Mortgage Loan”) has an outstanding principal balance as of the Cut-off Date of $29,500,000. The 500 Mamaroneck Mortgage Loan was originated by Bank of Montreal (“BMO”) on April 5, 2023. The 500 Mamaroneck Mortgage Loan is secured by a 1,502,820 square foot leased fee land parcel (the “500 Mamaroneck Property”). The leasehold improvements (which are not part of the collateral for the 500 Mamaroneck Mortgage Loan) consists of a 297,548 square foot, Class-A suburban office property located in Harrison, New York (the “Non-Collateral Improvements”). The 500 Mamaroneck Mortgage Loan has a 10-year term, is interest-only for the full term of the loan and accrues interest at a rate of 6.83000% per annum on an Actual/360 basis.

The Property. The 500 Mamaroneck Property is a 1,502,820 square foot leased fee land parcel. The Non-Collateral Improvements include a three-story office building totaling 297,548 square feet located in Harrison, New York on a 34.43-acre site. The Non-Collateral Improvements were built in 1986 and most recently renovated in 2019. The Non-Collateral Improvements have 900 surface parking spaces (approximately 3.0 spaces per 1,000 square feet). The Non-Collateral Improvements are located in Westchester County and is just south of the Hutchinson Parkway and two miles north of the New England Thruway I-95, approximately three miles west of the Harrison Metro-North train station, which offers commuter rail service to Manhattan every 20 minutes. As of March 1, 2023 the Non-Collateral Improvements are 86.7% occupied by 32 tenants.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
120

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

The 500 Mamaroneck Property is subject to a ground lease (the “Ground Lease”) dated as of April 5, 2023 between the borrower as the lessor, and the Ground Lease Tenant, as the lessee, with a term expiring on April 30, 2122. The current annual ground lease rent as of the Cut-off Date is equal to $2,200,000. Base rent for the next 10 subsequent lease years will be subject to the greater of 3.0% increase or the fixed net rent subject to CPI adjustment, then 2.5% increases for the proceeding four years and in year 15 it will be reset to the greater of 2.5% increase of the fixed net rent subject CPI adjustment. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Leasehold Interests” in the Preliminary Prospectus.

Ground Lease Tenant. The (“Ground Lease Tenant”) is Harrison Members LLC.

Non-Collateral Improvements Major Tenants. The three largest tenants based on net rentable area of the Non-Collateral Improvements are O’Connor, Universal Remote Control and Mariner Investment.

O’Connor (45,361 of Non-Collateral Improvements square feet; 15.2% of Non-Collateral Improvements NRA; 17.2% of Non-Collateral Improvements underwritten base rent; Moody’s/S&P/Fitch: NR/NR/NR). PKF O’Connor Davies provides accounting, assurance, administrative, advisory, tax compliance and planning services to clients primarily focused in the northeast. O’Connor leases three units at the 500 Mamaroneck Property that are each set to expire on June 30, 2026.

Universal Remote Control (22,072 of Non-Collateral Improvements square feet; 7.4% of Non-Collateral Improvements NRA; 8.0% of Non-Collateral Improvements underwritten base rent; Moody’s/S&P/Fitch: NR/NR/NR). Universal Remote Control is a global leader in smart home automation and control solutions. URC control systems include Total Control and Complete Control. Innovative user interfaces include tabletop controllers, in-wall touchscreens, handheld remotes, keypads and mobile apps – plus voice control integration with Amazon Alexa and Google Assistant.

Mariner Investment (16,296 of Non-Collateral Improvements square feet; 5.5% of Non-Collateral Improvements NRA; 6.2% of Non-Collateral Improvements underwritten base rent; Moody’s/S&P/Fitch: NR/NR/NR). Mariner Investment Group is an alternative investment management firm founded in 1992 that offers highly specialized strategies, managed by top-tier professionals, that invest across both public and private markets. The firm has approximately $6.0 billion assets under management as of March 31, 2023, with eight offices worldwide housing 15 different strategy teams.

Environmental. According to a Phase I environmental assessment dated February 24, 2023, there was no evidence of any recognized environmental conditions at the 500 Mamaroneck Property.

The following table presents certain information relating to the historical and current occupancy of the Non-Collateral Improvements at the 500 Mamaroneck Property.

Non-Collateral Improvements Tenants Historical and Current Occupancy(1)(2)
2019	2020	2021	2022	Current(3)
96.2%	89.0%	85.4%	87.7%	86.7%
(1)	Historical occupancies are as of December 31 of each respective year.
(2)	Occupancies are based on tenants that occupy the Non-Collateral Improvements. The collateral is only the land square footage of 1,502,820 square feet.
(3)	Current occupancy is as of March 1, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
121

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

The following table presents certain information relating to the largest Non-Collateral Improvement tenants based on net rentable area of the Non-Collateral Improvements at the 500 Mamaroneck Property:

Non-Collateral Improvements Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Expiration Date
O’Connor	NR/NR/NR	45,361	15.2%	$29.22	$1,325,250	17.2%	6/30/2026
Universal Remote Control	NR/NR/NR	22,072	7.4	$28.00	618,016	8.0	11/30/2025
Mariner Investment	NR/NR/NR	16,296	5.5	$29.50	480,732	6.2	5/31/2026
Orthopaedic & Neurosurgery Specialists	NR/NR/NR	15,425	5.2	$33.00	509,025	6.6	9/30/2028
Pasternak Baum	NR/NR/NR	14,595	4.9	$31.75	463,391	6.0	10/31/2025
York International	NR/NR/NR	14,109	4.7	$29.25	412,688	5.4	1/31/2028
Stark Business Solutions of Harrison	NR/NR/NR	13,758	4.6	$32.00	440,256	5.7	1/31/2028
Keevily Spero-Whitelaw	NR/NR/NR	12,704	4.3	$27.50	349,360	4.5	9/30/2033
JDS Therapeutics	NR/NR/NR	11,457	3.9	$28.09	321,882	4.2	2/29/2028
Gordon Rees	NR/NR/NR	8,135	2.7	$49.03	398,826	5.2	5/31/2027
Top 10 Tenants		173,912	58.4%	$30.59	$5,319,426	69.0%

Other Tenants		84,115	28.3%	$28.45	$2,392,827	31.0%

Occupied Non-Collateral Total / Wtd. Avg.		258,027	86.7%	$29.89	$7,712,253	100.0%
Vacant Space		39,521	13.3%

Non-Collateral Total		297,548	100.0%

(1)	Based on the Non-Collateral Improvements underwritten rent roll dated March 1, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF, UW Base Rent and % of Total UW Base Rent are comprised of Non-Collateral Improvements underwritten base rent inclusive of contractual six month rent steps.

The following table presents certain information relating to the sole tenant based on net rentable area of the 500 Mamaroneck Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Expiration Date
Harrison Members LLC	NR/NR/NR	1,502,820	100.0%	$8.48	$2,522,053	100.0%	4/30/2122
Top Tenant		1,502,820	100.0%	$8.48	$2,522,053	100.0%

Other Tenants		0	0.0%	$0.00	$0	0.0%

Occupied Collateral Total / Wtd. Avg.		1,502,820	100.0%	$8.48	$2,522,053	100.0%
Vacant Space		0	0.0%

Collateral Total		1,502,820	100.0%

(1)	Based on the Ground Lease (as defined below).
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF, UW Base Rent and % of Total UW Base Rent are based on the 10-year average under the Ground Lease subject to yearly increases and adjustments based on CPI.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
122

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

The following table presents certain information relating to the tenant lease expirations of the leasehold improvements at the Non-Collateral Improvements:

Non-Collateral Improvements Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(3)	% of UW Base Rent Expiring(3)		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(3)	Cumulative % of UW Base Rent Expiring(3)
Vacant	NAP	39,521	13.3%	NAP	NA	P	39,521	13.3%	NAP	NAP
2023 & MTM(2)	3	7,838	2.6	$89,216	1.2%		47,359	15.9%	$89,216	1.2%
2024	4	12,156	4.1	361,807	4.7		59,515	20.0%	$451,023	5.8%
2025	6	50,695	17.0	1,544,782	20.0		110,210	37.0%	$1,995,804	25.9%
2026	5	72,356	24.3	2,108,613	27.3		182,566	61.4%	$4,104,418	53.2%
2027	6	29,845	10.0	1,052,629	13.6		212,411	71.4%	$5,157,047	66.9%
2028	4	54,749	18.4	1,683,851	21.8		267,160	89.8%	$6,840,898	88.7%
2029	1	2,477	0.8	73,580	1.0		269,637	90.6%	$6,914,477	89.7%
2030	2	10,489	3.5	302,158	3.9		280,126	94.1%	$7,216,635	93.6%
2031	0	0	0.0	0	0.0		280,126	94.1%	$7,216,635	93.6%
2032	1	4,718	1.6	146,258	1.9		284,844	95.7%	$7,362,893	95.5%
2033	1	12,704	4.3	349,360	4.5		297,548	100.0%	$7,712,253	100.0%
2034 & Beyond	0	0	0.0	0	0.0		297,548	100.0%	$7,712,253	100.0%
Total	33	297,548	100.0%	$7,712,253	100.0%
(1)	Based on the Non-Collateral Improvements underwritten rent roll dated March 1, 2023.
(2)	CHO Enterprises and ESRT Conference Center are being treated as MTM leases.
(3)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and % of Cumulative UW Base Rent Expiring are comprised of Non-Collateral Improvements underwritten base rent inclusive of contractual six month rent steps.

The following table presents certain information relating to the operating history and Non-Collateral Improvements underwritten cash flows of the leasehold portion of the Non-Collateral Improvements:

Non-Collateral Improvements Operating History and Underwriting Net Cash Flow
	2019	2020	2021	2022	Underwritten	Per Square Foot	%(1)
Base Rent(2)	$7,071,781	$6,782,912	$7,027,516	$7,383,360	$8,834,120	$29.69	106.7%
Rent Steps(3)	0	0	0	0	103,285	0.35	1.2
Reimbursements	698,073	672,557	806,254	815,223	564,817	1.90	6.8
Gross Potential Rent	$7,769,853	$7,455,468	$7,833,770	$8,198,584	$9,502,221	$31.94	114.8%
(Total Vacancy)	0	0	0	0	(1,225,151)	(4.12)	(14.8)
Net Rental Income	$7,769,853	$7,455,468	$7,833,770	$8,198,584	$8,277,070	$27.82	100.0%
Other Income	303,046	274,474	250,680	262,716	546,200	1.84	6.6
Effective Gross Income	$8,072,899	$7,729,942	$8,084,450	$8,461,300	$8,823,270	$29.65	106.6%
Total Expenses	4,395,066	3,686,779	3,798,653	4,340,338	3,794,600	12.75	43.0
Net Operating Income	$3,677,833	$4,043,163	$4,285,797	$4,120,962	$5,028,671	$16.90	57.0%
Total TI/LC, Capex/RR	0	0	0	0	0	0.00	0.0
Net Cash Flow	$3,677,833	$4,043,163	$4,285,797	$4,120,962	$5,028,671	$16.90	57.0%
(1)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of the fields.
(2)	Base Rent is based on the Non-Collateral Improvements underwritten rent roll dated as of March 1, 2023.
(3)	Rent Steps are based on six-month rent steps per the in-place rent roll.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
123

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

The following table presents certain information relating to the operating history and underwritten cash flows of the leased fee portion of the 500 Mamaroneck Property:

Operating History and Underwriting Net Cash Flow
	Underwritten(1)	Per Square Foot	%(2)
Base Rent(3)	$2,522,053	$1.68	100.0%
Rent Steps	0	0.00	0.0
Reimbursements	0	0.00	0.0
Gross Potential Rent	$2,522,053	$1.68	100.0%
(Total Vacancy)	0	0.00	0.0
Net Rental Income	$2,522,053	$1.68	100.0%
Other Income	0	0.00	0.0
Effective Gross Income	$2,522,053	$1.68	100.0%
Total Expenses	0	0.00	0.0
Net Operating Income	$2,522,053	$1.68	100.0%
Total TI/LC, Capex/RR	0	0.00	0.0
Net Cash Flow	$2,522,053	$1.68	100.0%
(1)	Based on the underwritten rent roll as of March 1, 2023.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of the fields.
(3)	Base Rent is based on the 10-year average under the Ground Lease.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
124

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

The Market. The 500 Mamaroneck Property is situated within the East I 287 / White Plains office submarket of the Westchester County office market. There are several large companies with corporate headquarters located in Harrison including MasterCard, PepsiCo, Atlas Air and subsidiary Polar Air Cargo, and Morgan Stanley. The subject’s location within Harrison Township is also about three miles south of the White Plains Central Business District, which has historically been the Central Business District for all of Westchester County and remains one of Westchester’s largest office and retail markets. The White Plains CBD contains over six million square feet of office space. According to Costar, there are 125 office buildings in the central business district including 20 class A office buildings. Over the past ten years the market had a compound annual growth rate of 0.3% per year. Vacancy has ranged from 13.9% to 18.0% with an average of 15.9%. As of the fourth quarter of 2022, the Westchester County office market had an inventory of 23,681,107 square feet with a current vacancy rate of 18.0% and an average asking rent of $30.31 per square foot. There have been no new constructions since 2018.

According to a third-party report, as of 2022, the East I 287 / White Plains office submarket had an inventory of 14,986,186 square feet, overall vacancy in the submarket of approximately 16.7% and average asking rents of $30.92 per square foot. According to a third-party market report, the 2022 population in the postal area of the 500 Mamaroneck Property was 13,085. The 2022 median household income within the same area was $136,303.

The following table presents certain information relating to comparable office leases for the Non-Collateral Improvements at the 500 Mamaroneck Property:

Comparable Offices and Leases(1)(2)
Property / Location(2)(3)	Tenant SF	Year Built / Renovated	Tenant	Rent PSF	Lease Date	Lease Term	Structure
500 Mamaroneck 500 Mamaroneck Road Harrison, NY	297,548(2)(3)	1986 / 2019	Various(3)	$29.89(2)(3)(4)	Various(2)(3)	Various(2)(3)	Modified Gross
3111 North Street White Plains, NY	2,622	1978 / 2008	Confidential	$32.00	Nov-22	10.0 Yrs.	Modified Gross
1230 Mamaroneck Avenue White Plains, NY	1,200	2005 / NAP	SKF	$32.00	Oct-22	3.0 Yrs.	Modified Gross
550 Mamaroneck Avenue Harrison, NY	4,964	1986 / NAP	Audiology Associates of Westchester	$31.32	Jun-22	11.0 Yrs.	Modified Gross
120 Bloomingdale Road White Plains, NY	28,944	1956 / NAP	Byram Healthcare Centers	$27.57	Feb-22	2.2 Yrs.	Modified Gross
1025 Winchester Avenue White Plains, NY	1,314	1976 / 1992	Confidential	$28.00	Aug-21	5.0 Yrs.	Modified Gross
1 N. Broadway White Plains, NY	5,083	1987 / NAP	Cognitive & Behavioral Consultants	$35.00	Feb-21	5.0 Yrs.	Modified Gross
(1)	Source: Appraisal unless otherwise indicated.
(2)	Refers to the Non-Collateral Improvements and leases compared to the Non-Collateral Improvements for the 500 Mamaroneck Property.
(3)	Based on the Non-Collateral Improvements underwritten rent roll dated March 1, 2023.
(4)	Rent PSF is comprised of underwritten base rent inclusive of contractual six month rent steps.

The Borrower. The borrower is Harrison NY Holdings LLC, a Delaware limited liability company. The borrower is structured as a single purpose bankruptcy-remote entity, with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 500 Mamaroneck Mortgage Loan. The non-recourse carveout guarantor and environmental indemnitor with respect to the 500 Mamaroneck Mortgage Loan is Abraham Hoffman.

The Borrower Sponsor. The borrower sponsor is Abraham Hoffman.

Property Management. The 500 Mamaroneck Property is self-managed.

Escrows and Reserves.

Tax Escrows – On a monthly basis during the continuance of a Trigger Period (as defined below), the borrower is required to deposit into a tax reserve, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, waived upon satisfaction of the Tax and Insurance Waiver Requirements (as defined below).

Insurance Escrows – During a Trigger Period, in the event that the borrower has not provided satisfactory evidence to the lender that the 500 Mamaroneck Property is covered by policies that are being maintained as part of a reasonably

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
125

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

acceptable blanket insurance policy in accordance with the 500 Mamaroneck Mortgage Loan documents, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the annual estimated insurance premiums, waived upon satisfaction of the Tax and Insurance Waiver Requirements.

Replacement Reserve – On a monthly basis, the borrower is required to escrow approximately $24,796 for replacement reserves, waived upon (i) no event of default, (ii) the Ground Lease (as defined below) is in full effect, (iii) the Ground Lease obligates the Ground Lease Tenant to pay for any capital improvements at the 500 Mamaroneck Property, and (iv) the Ground Lease Tenant pays for any capital improvements at the 500 Mamaroneck Property.

Rollover Reserve –- On a monthly basis, the borrower is required to escrow approximately $5,482 for rollover reserves, waived upon (i) no event of default; (ii) the Ground Lease is in full effect.

The “Tax and Insurance Waiver Requirements” means (i) no event of default has occurred or is continuing, (ii) the Ground Lease is in full effect ,(iii) Ground Lease Tenant is required under the Ground Lease to pay all taxes for the 500 Mamaroneck Property directly to the appropriate governmental taxing authority and to maintain insurance covering the 500 Mamaroneck Property, (iv) the policies maintained by the Ground Lease Tenant covering the 500 Mamaroneck Property are approved by the lender, (v) Ground Lease Tenant pays all taxes with respect to the 500 Mamaroneck Property directly to the appropriate governmental taxing authority and the borrower delivers to the lender no less than five business days prior to the respective due dates evidence reasonably satisfactory to the lender of the timely payment of all taxes for the 500 Mamaroneck Property, (vi) the Ground Lease Tenant maintains all such insurance policies in full force and effect and the lender receives, no less than five business days prior to the lapse of such policies, evidence reasonably satisfactory to the lender that the Ground Lease Tenant has paid any and all insurance premiums together with evidence of renewals of such insurance policies, (vii) the Ground Lease Tenant has not expressed its intent to surrender, cancel or terminate the premises demised under the Ground Lease, including in connection with any Lease Sweep Tenant Party Insolvency Proceeding (as defined below) and (viii) the occurrence of a Lease Sweep Tenant Party Insolvency Proceeding with respect to the Ground Lease Tenant has not occurred.

Lockbox / Cash Management. The 500 Mamaroneck Mortgage Loan is structured with a hard lockbox and springing cash management upon the occurrence and continuance of a Trigger Period. The borrower is required to cause each tenant at the 500 Mamaroneck Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or property manager with respect to the 500 Mamaroneck Property to be deposited into such lockbox account within two business days. During the continuance of a Trigger Period, all funds in the lockbox account are required to be transferred each business day to a lender-controlled cash management account and disbursed in accordance with the 500 Mamaroneck Mortgage Loan documents, and excess funds on deposit in the cash management account (after payments of required monthly reserve deposits, debt service payment on the 500 Mamaroneck Mortgage Loan, operating expenses and cash management bank fees) will be applied in accordance with the 500 Mamaroneck Mortgage Loan documents.

A “Trigger Period” means a period commencing upon the occurrence of (i) an event of default, (ii) the debt service coverage ratio is less than 1.05x for two consecutive calendar quarters, (iii) the commencement of a Lease Sweep Period (as defined below), and will end (x) with respect to clause (i) above, if the lender has accepted a cure of such event of default, (y) with respect to clause (ii) above, the debt service coverage ratio is at least equal to 1.10x for two consecutive calendar quarters, and (z) with respect to clause (iii) above, the end of such Lease Sweep Period.

A ”Lease Sweep Period” will commence on the first payment date following the occurrence of, (i) the borrower or manager receives notice from any tenant on a Lease Sweep Lease (as defined below) exercising a right to terminate their Lease Sweep Lease, (ii) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its expiration date, or the date that the borrower receives receipt of intent to surrender, cancel or terminate from any tenant on a Lease Sweep Lease, (iii) upon material non-monetary default by any tenant on a Lease Sweep Lease, and (iv) the occurrence of a Lease Sweep Tenant Party Insolvency Proceeding, and will end (w) with respect to clauses (i), (ii) and (iii) above, the occurrence of an Acceptable Lease Sweep Lease Event (as defined below) (x) with respect to clause (i) above, the termination option is revoked by the applicable tenant, (y) with respect to clause (iii) above, the date upon which the default has been cured and no other default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure, and (z) with respect to clause (iv) above, either (a) the applicable Lease Sweep Tenant Party Insolvency Proceeding has terminated or (b) the applicable Lease Sweep Lease has been assumed by a third-party.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
126

Structural and Collateral Term Sheet	BMO 2023-C5
No. 9 – 500 Mamaroneck

A “Lease Sweep Lease” means (i) the Ground Lease or (ii) any renewal or replacement lease with respect to all or a portion of the Lease Sweep Lease space.

An “Acceptable Lease Sweep Lease Event” means the entirety of the Lease Sweep Lease space is leased pursuant to one or more qualified leases in accordance with the 500 Mamaroneck Mortgage Loan documents.

A “Lease Sweep Tenant Party Insolvency Proceeding” means (i) the admission in writing by any tenant on a Lease Sweep Lease of its inability to pay its debts generally, or the making of a general assignment for the benefit of creditors, or the instituting by such tenant of any proceeding seeking to adjudicate it insolvent or seeking a liquidation or dissolution, or declaring bankruptcy or utilizing bankruptcy privileges, or (ii) the instituting of any proceeding against or with respect to any tenant on a Lease Sweep Lease seeking liquidation of its assets or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or the whole or any substantial part of its properties or assets.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. Not permitted.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
127

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
128

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
129

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
130

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Original Principal Balance:	$28,000,000	Title:	Fee
Cut-off Date Principal Balance:	$28,000,000	Property Type – Subtype:	Retail – Anchored
% of IPB:	4.3%	Net Rentable Area (SF):	237,093
Loan Purpose:	Refinance	Location:	Bohemia, NY
Borrower:	Transform Bohemia NY LLC	Year Built / Renovated:	1969 / 2021
Borrower Sponsor:	Transform Midco LLC	Occupancy:	96.6%
Interest Rate:	7.65000%	Occupancy Date:	5/12/2023
Note Date:	5/15/2023	4th Most Recent NOI (As of)(4):	NAV
Maturity Date:	6/6/2028	3rd Most Recent NOI (As of)(4):	NAV
Interest-only Period:	60 months	2nd Most Recent NOI (As of)(4):	NAV
Original Term:	60 months	Most Recent NOI (As of)(4):	NAV
Original Amortization Term:	None	UW Economic Occupancy:	95.0%
Amortization Type:	Interest Only	UW Revenues:	$4,738,005
Call Protection(1):	L(2),YM1(51),O(7)	UW Expenses:	$1,915,173
Lockbox / Cash Management:	Hard / Springing	UW NOI:	$2,822,832
Additional Debt:	No	UW NCF:	$2,627,530
Additional Debt Balance:	N/A	Appraised Value / Per SF:	$49,400,000 / $208
Additional Debt Type:	N/A	Appraisal Date:	3/13/2023

Escrows and Reserves(2)				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$118
Taxes:	$108,377	$108,377	N/A	Maturity Date Loan / SF:	$118
Insurance:	$158,031	$15,803	N/A	Cut-off Date LTV(5):	52.6%
Replacement Reserves:	$0	$2,872	N/A	Maturity Date LTV(5):	52.6%
TI / LC Reserve:	$828,029	$13,403	N/A	UW NCF DSCR:	1.21x
Other Reserve(3):	$3,143,565	$0	N/A	UW NOI Debt Yield:	10.1%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$28,000,000	90.9%	Loan Payoff	$24,598,183	79.8%
Borrower Sponsor Equity	2,812,797	9.1	Upfront Reserves	4,238,003	13.8
			Closing Costs	1,976,612	6.4
Total Sources	$30,812,797	100.0%	Total Uses	$30,812,797	100.0%
(1)	Prepayment of the Sayville Plaza Mortgage Loan is permitted at any time on or after the end of the 60-day period commencing on the closing date of the BMO 2023-C5 securitization trust. The Yield Maintenance lockout period of 2 payments is based on the anticipated closing date of the BMO 2023-C5 securitization trust in June 2023. The actual lockout period may be longer.
(2)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(3)	Other Reserves include an initial (i) pad holdback reserve funds of $2,000,000 and (ii) landlord work reserve funds of $1,143,565. See “Escrows and Reserves” below.
(4)	Historical financial information is not available for the Sayville Plaza Property (as defined below) since the sponsor acquired the property in 2021.
(5)	Cut-off Date LTV and Maturity Date LTV calculations have been adjusted to net out the $2,000,000 pad holdback reserve deposited at origination of the Sayville Plaza Mortgage Loan. The unadjusted Cut-off Date LTV and Maturity Date LTV are 56.7% and 56.7%. See “Escrows and Reserves“ below.

The Loan. The tenth largest mortgage loan (the “Sayville Plaza Mortgage Loan”) is secured by the borrower’s fee interest in an anchored retail property totaling 237,093 square feet located in Bohemia, New York (the “Sayville Plaza Property”). The Sayville Plaza Mortgage Loan is expected to have an outstanding principal balance as of the Cut-off Date of $28,000,000. The Sayville Plaza Mortgage Loan was originated on May 15, 2023 by Citi Real Estate Funding Inc. and accrues interest at a fixed rate of 7.65000% and has an initial term of five years and is interest only for the full term. The first payment date for the Sayville Plaza Mortgage Loan is July 6, 2023.

The Property. The Sayville Plaza Property is an anchored retail center in Bohemia, New York totaling 237,093 square feet. The Sayville Plaza Property was originally constructed in 1969 and was recently renovated in 2021 after the sponsor acquired the property. The Sayville Plaza Property has 1,204 parking spaces resulting in a parking ratio of approximately

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
131

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

5.08 spaces per 1,000 square feet. The Sayville Plaza Property is situated on an approximately 24.4-acre site and consists of a 229,767 square foot anchored retail center and two out parcel ground leased restaurants. The two restaurant parcels are ground leased to Taco Bell and Chick-Fil-A. Pursuant to each such ground lease, the applicable tenant is responsible for constructing certain improvements upon the leased parcels. Pursuant to the Sayville Plaza Mortgage Loan documents, if such tenants do not complete the applicable improvements by June 6, 2025 then the borrower must, no later than June 6, 2026 either (i) complete the work necessary to construct a “white box” shell building on each parcel or (ii) demolish any improvements constructed on the parcels. All unfunded obligations for these spaces were reserved at closing including tenant improvements, leasing commissions, free rent and gap rent.

The Sayville Plaza Property also benefits from primary street frontage along the Sunrise Highway and six shadow anchor buildings that include national tenants such as Old Navy, Burger King, and Chipotle. Since renovating the Sayville Plaza Property in 2021, the sponsor has executed leases with At Home, Floor & Décor, Jo-Ann Fabrics, Aldi, Chick-Fil-A and Taco Bell. As of May 12, 2023, the Sayville Plaza Property was 96.6% leased by the aforementioned six tenants with a weighted average lease term remaining of approximately 11.6 years as of the Cut-off Date.

Major Tenants. The three largest tenants based on underwritten base rent are At Home, Floor & Décor and Jo-Ann Fabrics.

At Home (88,728 square feet; 37.4% of NRA; 31.4% of underwritten base rent): Founded in 1979, At Home specializes in home furnishings and décor including living room furniture, outdoor seating and decorations, wall décor, rugs, curtains and seasonal items. At Home also features collections from designers Laila Ali, Tracey Boyd, Willow Crossley, Grace Mitchell and Ty Pennington. As of March 29, 2023, At Home had a total store count of 262. At Home has been at the Sayville Plaza Property since November 2021 under a lease expiring in June 2032 with three, five-year renewal options. The At Home lease has no co-tenancy provisions or termination options.

Floor & Décor (79,607 square feet; 33.6% of NRA; 24.1% of underwritten base rent): Founded in 2000, Floor & Décor is a specialty retailer of hard surface flooring, offering a selection of tile, wood, stone, related tools and flooring accessories. As of December 29, 2022, Floor & Décor operated 191 warehouse-format stores and five design studios across 36 states. Floor & Décor stores additionally offer free design services and dedicated pro sales teams. Floor & Décor has been at the Sayville Plaza Property since September 2021 under a lease expiring in September 2036 with four, five-year renewal options. The Floor & Décor lease has no co-tenancy provisions or termination options.

Jo-Ann Fabrics (31,484 square feet; 13.3% of NRA; 21.2% of underwritten base rent): Founded in 1943, Jo-Ann Fabrics is a fabric and crafts specialty retailer with approximately 850 stores in 49 states. Jo-Ann Fabrics offers a variety of merchandise used in sewing, crafting and home decorating including fabric, crafts, frames, artificial plants, and finished seasonal and home décor items. Jo-Ann Fabrics recently took occupancy at the Sayville Plaza Property in April 2023 under a lease expiring in January 2034 with three, five-year renewal options. The Jo-Ann Fabrics lease has no termination options.

Environmental. According to the Phase I environmental assessment dated March 15, 2023, there was no evidence of any recognized environmental conditions at the Sayville Plaza Property.

The following table presents certain information relating to the historical and current occupancy of the Sayville Plaza Property:

Historical and Current Occupancy(1)
2020	2021	2022	Current(2)
NAV	NAV	NAV	96.6%
(1)	Historical occupancies is not available for the Sayville Plaza Property since the sponsor acquired and subsequently renovated the property in 2021.
(2)	Current Occupancy is based on the underwritten rent roll dated May 12, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
132

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

The following table presents certain information relating to the largest tenants based on underwritten base rent at the Sayville Plaza Property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Expiration Date
At Home(3)	NR/NR/NR	88,728	37.4%	$10.54	$935,000	31.4%	6/30/2032
Floor & Décor(4)	NR/BB/NR	79,607	33.6	$9.00	716,463	24.1	9/30/2036
Jo-Ann Fabrics(5)	B3/NR/NR	31,484	13.3	$20.00	629,680	21.2	1/31/2034
Aldi(6)	NR/NR/NR	21,948	9.3	$12.75	279,837	9.4	8/31/2037
Chick-Fil-A(7)(8)	NR/NR/NR	5,226	2.2	$47.84	250,000	8.4	5/31/2043
Taco Bell(8)(9)	NR/NR/NR	2,100	0.9	$78.57	165,000	5.5	4/1/2044
Total Occupied		229,093	96.6%	$12.99	$2,975,980	100.0%
Vacant Space		8,000	3.4
Total / Wtd. Avg.		237,093	100.0%
(1)	Based on the underwritten rent roll dated May 12, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	At Home has three, five-year renewal options remaining.
(4)	Floor & Décor has four, five-year renewal options remaining.
(5)	Jo-Ann Fabrics has three, five-year renewal options remaining.
(6)	Aldi has five, five-year renewal options remaining.
(7)	Chick Fil-A has six, five-year renewal options remaining.
(8)	Chick-Fil-A and Taco Bell have not yet taken possession of their respective premises. There can be no assurance that such tenants will complete their respective improvements, that such tenants’ leases will commence or that such tenants will take possession of the applicable premises and begin paying rent as expected or at all.
(9)	Taco Bell has four, five-year renewal options remaining.

The following table presents certain information relating to tenant lease expirations at the Sayville Plaza Property:

Lease Rollover Schedule(1)(2)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring		Cumulative Net Rentable Area Expiring		Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
Vacant	NAP	8,000	3.4%	NAP	NA	P	8,000		3.4%	NAP	NAP
2023 & MTM	0	0	0.0	$0	0.0%		8,000		3.4%	$0	0.0%
2024	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2025	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2026	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2027	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2028	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2029	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2030	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2031	0	0	0.0	0	0.0		8,000		3.4%	$0	0.0%
2032	1	88,728	37.4	935,000	31.4		96,728		40.8%	$935,000	31.4%
2033	0	0	0.0	0	0.0		96,728		40.8%	$935,000	31.4%
2034 & Beyond	5	140,365	59.2	2,040,980	68.6		237,09	3	100.0%	$2,975,980	100.0%
Total	6	237,093	100.0%	$2,975,980	100.0%
(1)	Based on the underwritten rent roll dated May 12, 2023.
(2)	Certain tenants have more than one lease. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the lease rollover schedule.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
133

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

The following table presents certain information relating to the underwritten cash flows at the Sayville Plaza Property:

.

Underwritten Net Cash Flow(1)
	Underwritten	Per Square Foot	%(2)
Rents in Place	$2,975,980	$12.55	59.7%
Vacant Income	224,615	0.95	4.5
Gross Potential Rent	$3,200,595	$13.50	64.2%
Total Reimbursements	1,786,779	7.54	35.8
Net Rental Income	$4,987,374	$21.04	100.0%
(Vacancy/Credit Loss)	(249,369)	(1.05)	(5.0)
Effective Gross Income	$4,738,005	$19.98	95.0%
Real Estate Taxes	1,304,568	5.50	27.5
Insurance	180,607	0.76	3.8
Management Fee	142,140	0.60	3.0
Other Operating Expenses(3)	287,858	1.21	6.1
Total Expenses	$1,915,173	$8.08	40.4%
Net Operating Income	$2,822,832	$11.91	59.6%
Replacement Reserves	34,465	0.15	0.7
TI/LC	160,837	0.68	3.4
Net Cash Flow	$2,627,530	$11.08	55.5%
(1)	Historical financial information is not available for the Sayville Plaza Property since the sponsor acquired the property in 2021.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Other Operating Expenses primarily consists of repairs and maintenance and utilities expenses.

The Market. The Sayville Plaza Property is located within Suffolk County at 5151 Sunrise Highway in Bohemia, New York. The Sayville Plaza Property is part of the New York-Newark-Jersey City metro area and has frontage off of Sunrise Highway which provides primary access to the Sayville Plaza Property. Public transportation to the Sayville Plaza Property is provided by the Long Island Railroad Main Line at the Ronkonkoma Station and by the Suffolk County Transit bus.

According to the Appraisal, the Sayville Plaza Property is located with the Central Suffolk retail submarket. As of December 31, 2022, the Central Suffolk retail submarket had retail inventory of 27,191,359 square feet with a vacancy rate of 4.20% and an average asking rental rate of $24.07 per square foot. As of December 31, 2022, the Central Suffolk retail submarket reported completions of 24,831 square feet and positive net absorption of 179,694 square feet.

According to a third-party market research report, the estimated 2022 population within a one-, three-, and five-mile radius of the Sayville Plaza Property was 7,775, 71,829, and 180,002, respectively and the estimated 2022 average household income with the same radii was approximately $134,810, $150,581, and $144,943, respectively.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
134

Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

The following table presents certain information relating to comparable retail leases to the Sayville Plaza Property:

Summary of Comparable Leases(1)
Property Name / Address	Location	Year Built / Renovated	Tenant	Lease Size (SF)	Rent/SF	Commencement	Lease Term (Months)
Sayville Plaza	Bohemia, NY	1969/2021	Various(2)	237,093(2)	$12.99(2)	Various(2)	Various(2)
561 Burnside Avenue	Inwood, NY	1988/NAP	Bingo Wholesale	61,669	$20.00	May-22	180
671 Old Town Road	Port Jefferson Road, NY	1972/NAP	Dollar Tree	22,500	$15.00	Nov-21	84
815 Old Country Road	Riverhead, NY	1965/NAP	Restaurant Depot	65,267	$16.00	Sep-21	186
30 Veterans Memorial Highway	Commack, NY	1958/2000	BJ's Wholesale Club	102,122	$17.29	Feb-21	240
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll as of May 12, 2023.

The Borrower. The borrower is Transform Bohemia NY LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sayville Plaza Mortgage Loan.

The Borrower’s Sponsor. The borrower sponsor and non-recourse carveout guarantor is Transform Midco LLC. Transform Midco LLC is an affiliate of Transformco Properties, which is the dedicated real estate investment and operating division of Transform Holdco LLC which is responsible for the management and monetization of a portfolio consisting of former Kmart and Sears properties around the United States. The borrower sponsor and nonrecourse carveout guarantor also provided a completion guaranty pursuant to which the borrower sponsor guaranteed the borrower’s obligations to complete the improvements required under the Taco Bell and Chick-Fil-A leases.

Property Management. The Sayville Plaza Mortgage Property is managed by TFP Property Management LLC, a borrower-affiliated management company.

Escrows and Reserves. At origination of the Sayville Plaza Mortgage Loan, the borrower deposited approximately (i) $108,377 into a reserve account for real estate taxes, (ii) $158,031 into a reserve account for insurance, (iii) $828,029 into a reserve account for tenant improvements and leasing commissions, (iv) $1,143,565 into a landlord work reserve account for the purposes of funding the borrower’s landlord work in connection with the leases for Taco Bell and Chick-Fil-A, and (v) $2,000,000 into a pad holdback reserve account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $108,377).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $15,803).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $2,872.

TI/LC Reserve – On each monthly payment date the borrower is required to deposit into a tenant improvement and leasing commissions reserve an amount equal to approximately $13,403.

Pad Holdback Reserve Funds – At origination of the Sayville Plaza Mortgage Loan, the borrower was required to deposit $2,000,000 into a pad holdback reserve account ($1,200,000 of which is allocated for the Chick-Fil-A lease and $800,000 of which is allocated for the Taco Bell lease) (the “Pad Holdback Reserve Funds”) to be held as additional cash collateral for the Sayville Plaza Mortgage, portions of which are allocable to gap rent and leasing commissions due under the applicable leases for Taco Bell and Chick-Fil-A. The lender will disburse to the borrower the Pad Holdback Reserve Funds for Taco Bell or Chick-Fil-A, as applicable, upon satisfaction by the borrower, among other conditions set forth in the Sayville Plaza Mortgage Loan documents, of the following conditions (i) on the date the borrower requests such disbursement, no event of default and no Trigger Period (as defined below) exist and remain uncured; (ii) the improvements required to be

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 10 – Sayville Plaza

constructed by Taco Bell or Chick-Fil-A, as applicable, to each such tenant’s leased parcel pursuant to each tenant’s respective lease have been fully completed and (iii) Taco Bell or Chick-Fil-A, as applicable, are in possession of their applicable parcel improvements, are open for business and operating, and paying full and unabated rent.

Lockbox / Cash Management. The Sayville Plaza Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Sayville Plaza Mortgage Loan, the borrower was required to deliver a notice to each tenant directing them to remit all payments under the applicable lease directly to the lender-controlled lockbox account. All funds received by the borrower, or the property manager, are required to be deposited in the lockbox account promptly following receipt. All funds deposited into the lockbox are required to be released to the borrower on each business day unless a Trigger Period exists and the lender elects to deliver a restricted account notice to the borrower. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Sayville Plaza Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Sayville Plaza Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Sayville Plaza Mortgage Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt yield falling below 8.75% as of any calendar quarter, (iii) the occurrence of Specified Tenant Trigger Period (as defined below), and (iv) the failure of the guarantor to maintain a net worth of not less than $25,000,000 and liquid assets of not less than $2,500,000; and (B) expiring upon (1) with regard to clause (i) above, the cure (if applicable) of such event of default, (2) with regard to clause (ii) above, the date that the debt yield is equal to or greater than 8.75% for two consecutive calendar quarters, (3) with regard to clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, and (iv) with regard to clause (iv) above, the date that the guarantor maintains a net worth of not less than $25,000,000 and liquid assets of not less than $2,500,000 for two consecutive calendar quarters.

A ”Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) any Specified Tenant (as defined below) being in monetary default or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) any Specified Tenant failing to be in actual, physical possession of its applicable Specified Tenant space (or applicable portion thereof), (iii) after a Specified Tenant has started paying rent and has opened for business, such Specified Tenant failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof) for a period of 180 consecutive days, (iv) any Specified Tenant giving notice that it is terminating its lease for more than 25% of its applicable Specified Tenant space, (v) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of Specified Tenant, (vii) any Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions thereof and hereof for five years, and (viii) any Specified Tenant ceasing to satisfy its applicable credit rating condition (a “Credit Rating Trigger”); and (B) expiring upon the first to occur of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) for a minimum term of five years, pursuant to one or more leases in accordance with the applicable terms and conditions of the Sayville Plaza Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of space demised under any such lease, all contingencies to effectiveness of each such lease having expired or been satisfied, each such lease having commenced and a rent commencement date having been established (without possibility of delay) and, in the lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition (as defined below) is satisfied in connection therewith.

A “Specified Tenant” means (i) At Home, (ii) Floor & Décor and/or (iii) Jo-Ann Fabrics.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 10 – Sayville Plaza

“Specified Tenant Cure Conditions” mean each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and material non-monetary defaults under the applicable Specified Tenant lease and no other such default under such Specified Tenant lease remains beyond applicable notice and cure periods, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof) and open for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (vii) of the definition of “Specified Tenant Trigger Period”, if the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms thereof and of the Sayville Plaza Mortgage Loan documents for five years and, in lender’s reasonable judgment, the applicable Specified Tenant Excess Cash Flow Condition is satisfied in connection therewith, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease, and (vii) in the event the Specified Tenant Trigger Period is due to a Credit Rating Trigger, the applicable Specified Tenant with respect to which such Credit Rating Trigger occurred maintains for at least two consecutive calendar quarters a long-term unsecured debt rating no lower than such entity’s rating as of the date of origination of the Sayville Plaza Mortgage Loan (if any) from S&P and an equivalent rating from each of the other rating agencies which rate such entity.

“Specified Tenant Excess Cash Flow Condition” means (a) with respect to curing any Specified Tenant Trigger Period by re-tenanting the applicable Specified Tenant space, sufficient funds have been accumulated in the excess cash flow account and the leasing reserve account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting; and (b) with respect to curing any Specified Tenant Trigger Period by renewal/extension of any Specified Tenant Lease, sufficient funds have been accumulated in the excess cash flow account and the leasing reserve account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such renewal/extension. In no event will any excess cash flow funds which are being utilized to satisfy the Specified Tenant Excess Cash Flow Condition with respect to the cure of any Specified Tenant Trigger Period be available, credited, or otherwise taken into account in satisfying the Specified Tenant Excess Cash Flow Condition with respect to any other Specified Tenant Trigger Period.

Subordinate Debt. None.

Mezzanine Debt. None.

Partial Release. On any business day on or after the date that is 60 days after the closing date of the BMO 2023-C5 securitization trust, the borrower may obtain the release of those certain portions of the Sayville Plaza Mortgage Property which are ground leased to Taco Bell and Chick-Fil-A, respectively, as more particularly described in the Sayville Plaza Mortgage Loan documents (each, a “Release Parcel”), upon a bona fide third-party sale of such Release Parcel, in each case, provided that, among other conditions: (i) immediately before such release, no event of default is continuing under the Sayville Plaza Mortgage Loan documents; (ii) the borrower (a) makes a prepayment of principal in an amount equal to the greater of (x) (A) with respect to the Release Parcel associated with Taco Bell, $1,750,000 and (B) with respect to the Release Parcel associated with Chick-Fil-A, $2,425,000 and (y) 90% of the net sales proceeds with respect to such Release Parcel, and (b) in the event that, after giving effect to such transfer and prepayment pursuant to subclause (a), the ratio of the unpaid principal balance of the Sayville Plaza Mortgage Loan to the value of the remaining property is more than 125%, the principal balance of the Sayville Plaza Mortgage Loan must be prepaid by an amount equal to the least of the following amounts: (1) the net sales proceeds of such sale; (2) the fair market value of such Release Parcel at the time of the release; and (3) an amount such that the loan-to-value ratio of the Sayville Plaza Mortgage Loan does not increase after the release of such Release Parcel, unless the lender receives an opinion of counsel that if such amount is not paid, the applicable securitization will not fail to maintain its status as a REMIC Trust as a result of the release of such Release Parcel; (iii) the borrower delivers a REMIC opinion, (iv) as of the date of the consummation of the partial release, after giving effect to the release, the debt service coverage ratio and debt yield with respect to the remaining Sayville Plaza Mortgaged Property is

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 10 – Sayville Plaza

no less than the greater of (a) the debt service coverage ratio and debt yield as of the date of origination of the Sayville Plaza Mortgage Loan and (b) the debt service coverage ratio and debt yield for the remaining Sayville Plaza Mortgaged Property immediately prior to the consummation of the partial release; and (v) as of the date of the consummation of the partial release, after giving effect to the release, the loan-to-value ratio with respect to the remaining Sayville Plaza Mortgaged Property is no greater than the lesser of (a) the loan-to-value ratio as of the date of origination of the Sayville Plaza Mortgage Loan and (b) the loan-to-value ratio for the remaining Sayville Plaza Mortgaged Property immediately prior to the consummation of the partial release.

Ground Lease. None

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
138

Structural and Collateral Term Sheet	BMO 2023-C5
No. 11 – Jaylor – Burger King Portfolio
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Original Principal Balance(1):	$28,000,000	Title(5):	Various
Cut-off Date Principal Balance(1):	$27,916,343	Property Type – Subtype:	Retail – Single Tenant
% of IPB:	4.2%	Net Rentable Area (SF):	304,641
Loan Purpose:	Refinance	Location(6):	Various
Borrowers:	JL Holdings I, LLC and	Year Built / Renovated(7):	Various / Various
	JL Group Holdings I, LLC	Occupancy:	100.0%
Borrower Sponsor:	Matthew Schoenberg	Occupancy Date:	5/2/2023
Interest Rate:	6.91000%	4th Most Recent NOI (As of):	$10,411,701 (12/31/2020)
Note Date:	5/2/2023	3rd Most Recent NOI (As of):	$10,314,368 (12/31/2021)
Maturity Date:	5/6/2033	2nd Most Recent NOI (As of):	$10,604,683 (12/31/2022)
Interest-only Period:	None	Most Recent NOI (As of):	$10,634,359 (TTM 2/28/2023)
Original Term:	120 months	UW Economic Occupancy:	97.0%
Original Amortization Term:	180 months	UW Revenues:	$11,556,639
Amortization Type:	Amortizing Balloon	UW Expenses:	$1,089,557
Call Protection(2)(3):	L(25),YM1(88),O(7)	UW NOI:	$10,467,083
Lockbox / Cash Management:	Hard / Springing	UW NCF:	$10,162,079
Additional Debt(1):	Yes	Appraised Value / Per SF:	$172,275,000 / $566
Additional Debt Balance(1):	$24,925,306	Appraisal Date(8):	Various
Additional Debt Type(1):	Pari Passu

Escrows and Reserves				Financial Information(1)
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$173
Taxes:	$0	Springing	N/A	Maturity Date Loan / SF:	$81
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	30.7%
Replacement Reserves:	$0	Springing	N/A	Maturity Date LTV:	14.3%
Deferred Maintenance:	$0	Springing	N/A	UW NCF DSCR:	1.79x
Other Reserve(4):	$200,000	Springing	N/A	UW NOI Debt Yield:	19.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$53,000,000	100.0%	Loan Payoff	$46,601,062	87.9%
			Closing Costs	5,540,232	10.5
			Sponsor Equity	658,706	1.2
			Upfront Reserves	200,000	0.4
Total Sources	$53,000,000	100.0%	Total Uses	$53,000,000	100.0%
(1)	The Jaylor – Burger King Portfolio Mortgage Loan (as defined below) is part of the Jaylor – Burger King Portfolio Whole Loan (as defined below), which is comprised of three pari passu promissory notes with an aggregate original balance of $53,000,000. The Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Jaylor – Burger King Portfolio Whole Loan.
(2)	Prepayment of the Jaylor – Burger King Portfolio Whole Loan is permitted (with the payment of a yield maintenance premium) at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Jaylor – Burger King Portfolio Whole Loan to be securitized and (b) May 2, 2026. The assumed Yield Maintenance lockout period of 25 payments is based on the anticipated closing date of the BMO 2023-C5 securitization trust in June 2023. The actual lockout period may be longer.
(3)	The borrower is permitted to release one or more of the Jaylor - Burger King Portfolio Properties (as defined below) at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Jaylor – Burger King Portfolio Whole Loan to be securitized and (b) May 2, 2026 and prior to the maturity date, or, in the case of the KC Closed Stores (Burger King #02831 - Olathe, KS, Burger King #03685 - Kansas City, MO and Burger King #04330 - Kansas City, MO), at any time after the securitization of all three of the promissory notes representing the Jaylor – Burger King Portfolio Whole Loan, to obtain the release of any eligible individual property among certain conditions in the loan agreement being met, including: after giving effect to the release, (i) the DSCR for the remaining properties shall be greater than the greater of (a) the DSCR as of loan closing of 1.79x or (b) the DSCR for the remaining properties (including the individual property requested to be released) immediately preceding the release of the applicable individual property and (ii) borrowers shall partially prepay the debt in an amount equal to the release price for the released property (with any applicable prepayment).
(4)	Other Initial reserves include (i) a ground rent reserve of $100,000, and (ii) an insurance deductible reserve of $100,000. Other Monthly reserves include (i) a springing ground rent reserve and (ii) a springing deferred maintenance reserve.
(5)	Of the locations which comprise the Jaylor – Burger King Portfolio Properties, 85 are secured by the borrowers’ fee interest, eight are secured by the borrowers’ leasehold interest and six are secured by the borrowers’ fee / leasehold interest.
(6)	The Jaylor – Burger King Portfolio Properties are located in Louisiana, Alabama, Mississippi, Missouri, Kansas and Florida.
(7)	The Jaylor – Burger King Portfolio Properties were built between 1964 and 2011 and were renovated between 2012 and 2022.
(8)	The Appraised Value reflects the aggregate “as-is” value of each of the Jaylor – Burger King Portfolio Properties between March 9, 2023 and March 27, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 11 – Jaylor – Burger King Portfolio

The Loan. The eleventh largest mortgage loan (the “Jaylor – Burger King Portfolio Mortgage Loan”) is part of a whole loan (the “Jaylor – Burger King Portfolio Whole Loan”) secured by the borrowers’ fee, leasehold and fee / leasehold interests in a portfolio of 99 retail properties totaling 304,641 square feet across Louisiana, Alabama, Mississippi, Missouri, Kansas and Florida (collectively, the “Jaylor – Burger King Portfolio Properties”). The Jaylor – Burger King Portfolio Whole Loan is comprised of three pari passu notes, with an aggregate outstanding principal balance as of the Cut-off Date of $52,841,649. The Jaylor – Burger King Portfolio Whole Loan was originated on May 2, 2023 by CREFI and has 10-year term that amortizes on a 15-year amortization schedule and accrues interest at a fixed rate of 6.91000% per annum. The scheduled maturity date of the Jaylor – Burger King Portfolio Whole Loan is May 6, 2033. The Jaylor – Burger King Portfolio Mortgage Loan is evidenced by the controlling Note A-1, with an outstanding principal balance as of the Cut-off Date of $27,916,343. The Jaylor – Burger King Portfolio Mortgage Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2023-C5 securitization. The relationship between the holder of the Jaylor – Burger King Portfolio Mortgage Loan Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$28,000,000	$27,916,343	BMO 2023-C5	Yes
A-2	$20,000,000	$19,940,245	CREFI(1)	No
A-3	$5,000,000	$4,985,061	CREFI(1)	No
Whole Loan	$53,000,000	$52,841,649
(1)	Expected to be contributed to one or more securitization trust(s).

The Properties. The Jaylor – Burger King Portfolio Properties are comprised of 99 single tenant retail properties totaling 304,641 square feet located across six states: Louisiana, Alabama, Mississippi, Missouri, Kansas and Florida. None of the Jaylor – Burger King Portfolio Properties represent more than 1.9% of the Cut-off Date Principal Balance of the Jaylor – Burger King Portfolio Mortgage Loan by allocated loan amount. Of the 99 properties, 85 are fee simple, eight are leasehold and six are fee and leasehold.

The Jaylor – Burger King Portfolio Properties are situated in a mix of locations including retail corridors, within immediate proximity to highways or interstate exit ramps and urban infill locations. GPS Hospitality Partners IV, LLC operates each of the Jaylor – Burger King Portfolio Properties as a Burger King pursuant to franchise agreements with Burger King Corporation. As of May 2, 2023, the Jaylor – Burger King Portfolio Properties were 100.0% occupied with average rents of $34.32 per square foot.

Major Tenant.

GPS Hospitality Partners IV, LLC (304,641 square feet; 100.0% of NRA; 100.0% of underwritten base rent): The sole tenant, GPS Hospitality Partners IV, LLC is a subsidiary of GPS Hospitality, a privately held franchisee of quick service restaurants, including Popeyes Louisiana Kitchen, Burger King, and Pizza Hut. Founded in 2012, GPS Hospitality employs over 10,000 people and currently operates approximately 500 restaurants in 13 states nationwide. GPS Hospitality Partners IV has been a tenant at the Jaylor – Burger King Portfolio Properties since 2005 pursuant to two master leases. The master leases expire June 5, 2034, with options to renew through June 5, 2049, except with respect to any property subject to a ground lease.

The following table presents certain information relating to the historical and current occupancy of the Jaylor – Burger King Portfolio Properties:

Historical and Current Occupancy(1)
2020	2021	2022	Current(2)
100.0%	100.0%	100.0%	100.0%
(1)	Historical Occupancies are the annual average physical occupancy of each respective year.
(2)	Current Occupancy is based on the underwritten rent roll dated May 2, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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No. 11 – Jaylor – Burger King Portfolio

The following table presents certain information relating to the sole tenant at the Jaylor – Burger King Portfolio Properties:

Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(3)	UW Base Rent(3)	% of Total UW Base Rent(3)	Lease Expiration Date
GPS Hospitality Partners IV, LLC(4)(5)	NR/NR/NR	304,641	100.0%	$34.32	$10,456,683	100.0%	6/5/2034(6)
Total Occupied		304,641	100.0%	$34.32	$10,456,683	100.0%
Vacant Space		0	0.0
Total / Wtd. Avg.		304,641	100.0%
(1)	Based on the underwritten rent roll dated May 2, 2023.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	UW Base Rent PSF, UW Base Rent and % of Total UW Base Rent include contractual rent steps totaling $205,033 which are underwritten through March 2024.
(4)	GPS Hospitality Partners IV, LLC has the right to terminate its lease upon the landlord prepaying the loan in whole with 90 days written notice and the payment of a termination fee. Termination is also subject to all underlying leases then in effect being simultaneously terminated.
(5)	GPS Hospitality Partners IV, LLC is subleasing its space to Tasty King of Missouri, LLC or Tasty King of Kansas, LLC at seven of the Jaylor – Burger King Portfolio Properties totaling 25,405 square feet.
(6)	The two master leases expire June 5, 2034, with options to renew though June 5, 2049, except with respect to the 14 Jaylor – Burger King Portfolio Properties subject to a ground lease. The master lease term is tied to the ground lease term for the respective ground lease property.

The following table presents certain information relating to tenant lease expiration at the Jaylor – Burger King Portfolio Properties:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(2)	% of UW Base Rent Expiring(2)	Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(2)	Cumulative % of UW Base Rent Expiring(2)
Vacant	NAP	0	0.0%	NAP	NAP	0	0.0%	NAP	NAP
2023 & MTM	0	0	0.0	$0	0.0%	0	0.0%	$0	0.0%
2024	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2026	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2027	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2028	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2029	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2030	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2031	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2032	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2033	0	0	0.0	0	0.0	0	0.0%	$0	0.0%
2034 & Beyond(3)	2	304,641	100.0	10,456,683	100.0%	304,641	100.0%	$10,456,683	100.0%
Total	2	304,641	100.0%	$10,456,683
(1)	Based on the underwritten rent roll dated May 2, 2023.
(2)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative UW Base Rent Expiring and Cumulative % of UW Base Rent Expiring include contractual rent Steps totaling $205,033 which are underwritten through March 2024.
(3)	The lease expiration of GPS Hospitality Partners IV, LLC is pursuant to two master leases.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
141

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No. 11 – Jaylor – Burger King Portfolio

The following table presents certain information relating to operating history and underwritten cash flows at the Jaylor – Burger King Portfolio Properties:

Operating History and Underwritten Net Cash Flow
	2020	2021	2022	TTM(1)	Underwritten	Per Square Foot	%(2)
Rents in Place	$9,628,794	$9,821,373	$10,017,792	$10,050,637	$10,251,650	$33.65	98.0%
Contractual Rent Steps(3)	0	0	0	0	205,033	$0.67	2.0
Net Rental Income	$9,628,794	$9,821,373	$10,017,792	$10,050,637	$10,456,683	$34.32	100.0%
(Vacancy/Credit Loss)	0	0	0	0	(339,574)	($1.11)	(3.2)
Other Income(4)	1,846,566	1,561,224	1,673,452	1,673,458	1,439,530	$4.73	13.8
Effective Gross Income	$11,475,361	$11,382,597	$11,691,244	$11,724,095	$11,556,639	$37.94	110.5%
Ground Rent	604,645	612,925	618,911	620,772	627,291	$2.06	5.4
Management Fee	459,014	455,304	467,650	468,964	462,266	$1.52	4.0
Total Expenses	$1,063,660	$1,068,229	$1,086,561	$1,089,736	$1,089,557	$3.58	9.4%
Net Operating Income	$10,411,701	$10,314,368	$10,604,683	$10,634,359	$10,467,083	$34.36	90.6%
Replacement Reserves	0	0	0	0	0	$0.00	0.0
TI/LC	0	0	0	0	305,004	$1.00	2.6
Net Cash Flow	$10,411,701	$10,314,368	$10,604,683	$10,634,359	$10,162,079	$33.36	87.9%
(1)	TTM reflects the trailing 12-month period ending February 28, 2023.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Underwritten Contractual Rent Steps include contractual rent Steps totaling $205,033 which are underwritten through March 2024.
(4)	Other Income includes percentage rent, 2023 transaction costs rent (per the master lease, these costs are passed through to the tenant and are considered a component of rent), sign income and other miscellaneous items associated with the operation of a Burger King store.

The Market. The 99 properties comprising the Jaylor – Burger King Portfolio Properties are located across six states and have the following state concentrations based on total square footage: Louisiana (57 properties) – 56.8%, Alabama (22 properties) – 22.8%, Mississippi (nine properties) – 8.2%, Kansas (three properties) – 4.2%, Missouri (four properties) – 4.1% and Florida (four properties) – 3.9%.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
142

Structural and Collateral Term Sheet	BMO 2023-C5
No. 12 – Montreal Beach Resort
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BSPRT	Single Asset / Portfolio:	Single Asset
Original Principal Balance:	$26,250,000	Title:	Fee
Cut-off Date Principal Balance:	$26,250,000	Property Type - Subtype:	Hospitality – Full Service
% of Pool by IPB:	4.0%	Net Rentable Area (Rooms):	70
Loan Purpose:	Refinance	Location:	Cape May, NJ
Borrower:	Madison Cape May, LLC	Year Built / Renovated:	1966 / 2022
Borrower Sponsor:	Daniel T. Alicea	Occupancy / ADR / RevPAR:	54.4% / $363.54 / $197.78
Interest Rate:	7.50000%	Occupancy / ADR / RevPAR Date:	TTM 4/30/2023
Note Date:	5/12/2023	4th Most Recent NOI (As of):	$1,141,160 (12/31/2020)
Maturity Date:	6/6/2033	3rd Most Recent NOI (As of):	$2,600,857 (T-11 11/30/2021)
Interest-only Period:	12 months	2nd Most Recent NOI (As of):	$4,429,787 (12/31/2022)
Original Term:	120 months	Most Recent NOI (As of):	$4,541,037 (TTM 4/30/2023)
Original Amortization Term:	360 months	UW Occupancy / ADR / RevPAR:	54.4% / $358.34 / $194.96
Amortization Type:	Interest Only, Amortizing Balloon	UW Revenues:	$10,604,700
Call Protection:	L(24), D(92), O(4)	UW Expenses:	$6,299,852
Lockbox / Cash Management:	Springing / Springing	UW NOI:	$4,304,848
Additional Debt:	No	UW NCF:	$3,880,660
Additional Debt Balance:	N/A	Appraised Value / Per Room:	$42,500,000 / $607,143
Additional Debt Type:	N/A	Appraisal Date:	1/3/2023

Escrows and Reserves				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / Room:	$375,000
Taxes:	$17,875	$8,937	N/A	Maturity Date Loan / Room:	$337,277
Insurance:	$180,905	$41,896	N/A	Cut-off Date LTV:	61.8%
FF&E Reserve(1):	$0	$35,349	N/A	Maturity Date LTV:	55.6%
Other Reserve(2):	$0	Springing	$1,650,000	UW NCF DSCR:	1.76%
				UW NOI Debt Yield:	16.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$26,250,000	99.6%	Loan Payoff	$25,500,000	96.8%
Borrower Sponsor Equity	99,054	0.4	Closing Costs Upfront Reserves	650,274 198,780	2.5 0.8
Total Sources	$26,349,054	100.0%	Total Uses	$26,349,054	100.0%
(1)	The borrower is required to deposit into an FF&E reserve, on a monthly basis, an amount equal to 4% of Total Revenue which is initially estimated to be $35,349.
(2)	The Other Reserve consists of a Seasonality Reserve. The borrower is required to deposit $300,000 on each monthly payment date in July, $650,000 each monthly payment date in August, $500,000 on each monthly payment date in September, and $200,000 on each monthly payment date in October.

The Loan. The twelfth largest mortgage loan (the “Montreal Beach Resort Mortgage Loan”) has an outstanding principal balance as of the Cut-off Date of $26,250,000 which is secured by a first lien mortgage on the borrower’s fee interests in a 70-room, full-service hotel in Cape May, New Jersey (the “Montreal Beach Resort Property”). The Montreal Beach Resort Mortgage Loan has a 10-year term and is interest only for the first year of the term and amortizes on a 30-year schedule thereafter.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
143

Structural and Collateral Term Sheet	BMO 2023-C5
No. 12 – Montreal Beach Resort

The Property. The Montreal Beach Resort Property is a 70-room, full-service resort, located in Cape May, New Jersey and situated on a 1.22-acre site. The Montreal Beach Resort Property consists of one four-story structure with a guestroom configuration of 60 suites and 10 standard rooms, along with a hotel restaurant (Harry’s Ocean Bar & Grill) containing a 274-person seating capacity, and a liquor store (The Wine Cellar). The Montreal Beach Resort Property also includes an outdoor swimming pool, fitness center, roof top bar, and beach access with cabanas. All guestrooms include an oceanfront view and have been renovated with new furniture, bedding, flooring, shower and tub fixtures, and countertops providing a modern finish. The Montreal Beach Resort Property is located at the intersection of Beach Avenue and Madison Avenue in central Cape May and features 88 onsite parking spaces (approximately 1.26 spaces per room). As of April 30, 2023, the Montreal Beach Resort Property was 54.4% occupied with an ADR of $363.54 and RevPAR of $197.78.

The following tables present certain information relating to the historical occupancy of the Montreal Beach Resort Property:

Historical Occupancy, ADR, RevPAR
	Competitive Set(1) (2)			Montreal Beach Resort(3)						Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy		ADR		RevPAR		Occupancy	ADR	RevPAR
2021	57.9%	$417.13	$241.54	52.0%	(3)	$342.30	(3)	$178.00	(3)	89.8%	82.1%	73.7%
2022	57.0%	$463.34	$264.07	52.5%		$370.10		$194.42		92.2%	79.9%	73.6%
(1)	Data obtained from Appraisal.
(2)	The competitive set consists of the following hotels: Congress Hall Hotel, Virginia Hotel, Star Perry Street, La Mer Motor Inn, Icona Diamond Beach, and Ocean Club Hotel.
(3)	As of T-11 11/30/2021. The property was acquired in December 2021 by the Sponsor.

The Market. The Montreal Beach Resort Property is situated on the northwest corner of Madison Ave (which runs north to south) and Beach Ave (which runs east to west) within the city of Cape May, in the county of Cape May, New Jersey. The city of Cape May is known for its popular beaches and historic attractions. Cape May attracts thousands of tourists during the warmer months to visit the beaches, partake in bird watching, or enjoy the Victorian architecture of the area. The area is considered one of the country’s oldest seaside resort cities and benefits from its numerous restaurant and retail venues, as well as a variety of attractions and festivals. The local market is largely dependent on tourism and is strongest from May through October. The area benefits from its drive to location from several major cities, including Philadelphia, New York, Baltimore, and Washington, D.C. The greater Jersey Shore markets, inclusive of the beachfront hotels within the competitive set, rebounded quickly given the short driving times from the primary markets in the region. Occupancy also remained strong despite the impact of new supply. According to the appraisal, estimated in 2022, the Cape May submarket exhibited 58.3% occupancy, $456.18 ADR, and $265.84 RevPAR.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
144

Structural and Collateral Term Sheet	BMO 2023-C5
No. 12 – Montreal Beach Resort

The following table presents certain information relating to the operating history and underwritten cash flows of the Montreal Beach Resort Property:

Operating History and Underwritten Net Cash Flow
	2020(1)	2021(2)	2022	TTM(3)	Underwritten	Per Room	%(4)
Occupancy	34.1%	52.0%	52.5%	54.4%	54.4%
ADR	$336.25	$342.30	$370.10	$363.54	$358.34
RevPAR	$114.55	$178.00	$194.42	$197.78	$194.96
Room Revenue	$2,885,000	$4,482,822	$4,896,449	$4,981,203	$4,981,203	$71,160	47.0%
Other Revenue(5)	3,543,000	4,983,155	5,588,103	5,623,497	5,623,497	$80,336	53.0%
Total Revenue	$6,428,000	$9,465,978	$10,484,552	$10,604,700	$10,604,700	$151,496	100.0%
Room Expense	$736,000	$1,214,472	$818,391	$888,539	$888,539	$12,693	8.4%
Other Departmental Expenses	2,720,000	3,484,474	3,100,017	3,094,211	3,094,211	44,203	29.2
Departmental Expenses	$3,456,000	$4,698,945	$3,918,408	$3,982,750	$3,982,750	$56,896	37.6%
Departmental Profit	$2,972,000	$4,767,032	$6,566,144	$6,621,950	$6,621,950	$94,599	62.4%
Management Fee(6)	$192,840	$283,979	$314,537	$318,141	$318,141	$4,545	3.0%
Marketing and Franchise Fee	126,000	145,586	75,273	64,820	64,820	926	0.6
Other Undistributed Expenses	1,069,000	1,256,940	1,390,505	1,341,912	1,341,912	19,170	12.7
Total Undistributed Expenses	$1,387,840	$1,686,505	$1,780,315	$1,724,873	$1,724,873	$24,641	16.3%
Gross Operating Profit	$1,584,160	$3,080,527	$4,785,829	$4,897,077	$4,897,077	$69,958	46.2%
Real Estate Taxes	$230,000	$198,688	$102,713	$102,708	$104,126	$1,488	1.0%
Property Insurance	213,000	280,983	253,329	253,332	488,103	6,973	4.6
Total Other Expenses	$443,000	$479,670	$356,042	$356,040	$592,229	$8,460	5.6%
Net Operating Income	$1,141,160	$2,600,857	$4,429,787	$4,541,037	$4,304,848	$61,498	40.6%
FF&E(7)	257,120	378,639	419,382	424,188	424,188	6,060	4.0
Net Cash Flow	$884,040	$2,222,217	$4,010,405	$4,116,849	$3,880,660	$55,438	36.6%
(1)	2020 is based on Summary Financials provided by the Sponsor from the previous owner of the Montreal Beach Resort Property.
(2)	2021 is based on T-11 11/30/2021. The Montreal Beach Resort Property was acquired by the borrower sponsor in December 2021.
(3)	TTM represents the trailing 12-month period ending April 30, 2022.
(4)	% column is based off Total Revenue.
(5)	Other Revenue includes Food & Beverage, Wine Cellar Sales, Resort Fees, and Other Operated Departments Revenue. The hotel restaurant and the Wine Seller are operated by an affiliate (“F&B Operator”) pursuant to a lease under which F&B Operator is required to pay base rent in the amount of $7,325 per month plus additional rent (which additional rent includes revenue from the hotel restaurant and the Wine Seller for the prior month). The rent under the lease was underwritten.
(6)	Management Fee normalized to 3.0%.
(7)	FF&E normalized to 4.0%.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
145

Structural and Collateral Term Sheet	BMO 2023-C5
No. 13 – Philadelphia Life Science Portfolio
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	KeyBank	Single Asset / Portfolio:	Portfolio
Original Principal Balance:	$23,000,000	Title:	Fee
Cut-off Date Principal Balance:	$23,000,000	Property Type – Subtype:	Industrial – Various
% of IPB:	3.5%	Net Rentable Area (SF):	301,344
Loan Purpose:	Refinance	Location:	Philadelphia, PA
Borrowers:	NexPoint Dungan DST and NexPoint Orthodox DST	Year Built / Renovated:	Various / NAP
		Occupancy:	100.0%
Borrower Sponsor:	NexPoint Real Estate Advisors, L.P.	Occupancy Date:	4/12/2023
Interest Rate:	6.16000%	4th Most Recent NOI (As of)(2):	NAV
Note Date:	4/12/2023	3rd Most Recent NOI (As of)(2):	NAV
Maturity Date:	5/1/2033	2nd Most Recent NOI (As of)(2):	NAV
Interest-only Period:	120 months	Most Recent NOI (As of)(2):	NAV
Original Term:	120 months	UW Economic Occupancy:	95.0%
Original Amortization Term:	None	UW Revenues:	$4,050,644
Amortization Type:	Interest Only	UW Expenses:	$1,077,649
Call Protection:	L(25),D(92),O(3)	UW NOI:	$2,972,995
Lockbox / Cash Management:	Hard / In Place	UW NCF:	$2,781,786
Additional Debt:	No	Appraised Value / Per SF:	$55,800,000 / $185
Additional Debt Balance:	N/A	Appraisal Date:	1/18/2023
Additional Debt Type:	N/A

Escrows and Reserves				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$76
Taxes:	$0	Springing	N/A	Maturity Date Loan / SF:	$76
Insurance:	$0	Springing	N/A	Cut-off Date LTV:	41.2%
Replacement Reserves:	$200,000	Springing	$200,000	Maturity Date LTV:	41.2%
TI/LC Reserve(1):	$600,000	Springing	N/A	UW NCF DSCR:	1.94x
Deferred Maintenance:	$2,025,586	$0	N/A	UW NOI Debt Yield:	12.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$23,000,000	66.9%	Loan Payoff	$27,011,855	78.6%
Borrower Sponsor Equity	11,380,509	33.1	Closing Costs	4,543,067	13.2
			Reserves	2,825,586	8.2
Total Sources	$34,380,509	100.0%	Total Uses	$34,380,509	100.0%
(1)	Monthly deposits equal to approximately $17,578 will commence upon the balance of the TI/LC Reserve falling below $550,000, and such deposits will then continue for the term of the Philadelphia Life Science Portfolio Mortgage Loan (as defined below).
(2)	Historical NOI is not available as the Philadelphia Life Science Portfolio Properties were acquired in January 2023 in a sale-leaseback transaction.

The Loan. The thirteenth largest mortgage loan (the “Philadelphia Life Science Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in two industrial properties located in Philadelphia, Pennsylvania (the “Philadelphia Life Science Portfolio Properties”). The Philadelphia Life Science Portfolio Mortgage Loan was originated on April 12, 2023, by KeyBank National Association (“Keybank”). The Philadelphia Life Science Portfolio Mortgage Loan has a 10-year interest only term and accrues interest at a rate of 6.16000% per annum.

The Properties. The Philadelphia Life Science Portfolio Properties consist of one industrial warehouse/distribution property and one industrial R&D property, with an aggregate of 301,344 square feet. The Philadelphia Life Science Portfolio Properties are located in Philadelphia, Pennsylvania, approximately four miles apart and are 100.0% occupied by Adare Pharma Solutions (“Adare”), formerly known as Frontida BioPharm LLC. The Philadelphia Life Science Portfolio Properties were acquired by affiliates of CMP Management, LLC in January 2023 in a sale-leaseback transaction from Adare, and immediately subsequent to that transaction, the membership interests in the Philadelphia Life Science Portfolio Properties were transferred to the borrowers for a total consideration of $55,000,000, resulting in a loan-to-purchase price ratio of 41.8%.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
146

Structural and Collateral Term Sheet	BMO 2023-C5
No. 13 – Philadelphia Life Science Portfolio

The following table presents certain information relating to the Philadelphia Life Science Portfolio Properties:

Portfolio Summary
Property Name	Property Subtype	Year Built	Net Rentable Area (SF)(1)	Allocated Loan Amount (“ALA”)	% of ALA	% of UW NCF	Appraised Value(2)	% Office	Clear Heights (ft.)	Dock Doors
Adare Dungan	Warehouse/Distribution	1960	172,107	$12,342,051	53.7%	52.2%	$29,942,889	20.2%	18	8
Adare Orthodox	R&D	1960, 1962, 1993	129,237	10,657,949	46.3	47.8	25,857,111	32.9%	16 - 23	6
Total			301,344	$23,000,000	100.0%	100.0%	$55,800,000			14
(1)	Based on underwritten rent rolls dated as of April 12, 2023.
(2)	Only one Appraised Value was received for the Philadelphia Life Science Portfolio Properties. The individual Appraised Values were allocated based on the ALA.

Adare Dungan. The “Adare Dungan Property” is a 172,107 square foot, industrial warehouse/distribution property containing one, single-story building with mezzanine space, located in northeastern Philadelphia, Pennsylvania. Situated on 12.1 acres, the improvements were constructed in 1960. The Adare Dungan Property is 100.0% occupied by Adare, which utilizes the building as a packaging and temperature-controlled warehouse and distribution facility, with four commercial packaging lines and one powder filling line. Representing the primary global distribution hub for Adare, the Adare Dungan Property has current packaging capacity of approximately four billion tablets and capsules. The Adare Dungan Property features eight dock doors, 18 foot clear heights and approximately 20.2% office buildout. The immediate area is primarily residential along secondary roadways, with retail commercial developments located along Cottman Road/State Route 73 and Dungan Road. Cottman Road/State Route 73 is less than one mile to the southwest of the Adare Dungan Property and provides direct access to U.S. Route 1.

Adare Orthodox. The “Adare Orthodox Property” is a 129,237 square foot, industrial R&D property containing three, interconnected one and two-story buildings, located in northeastern Philadelphia, Pennsylvania. Situated on 6.4 acres, the improvements were constructed in 1960, 1962, and 1993. The Adare Orthodox Property is 100.0% occupied by Adare, which utilizes the buildings as a development and manufacturing facility. The Adare Orthodox Property has a manufacturing capacity of approximately three billion tablets and capsules annually and offers two analytical laboratories housing over 100 instruments. The Adare Orthodox Property features six dock doors, 16 to 23 foot clear heights and approximately 32.9% office buildout. The immediate area is primarily retail, industrial and residential. The Adare Orthodox Property benefits from frontage along Orthodox Street. Interstate 95, which provides access to multiple population centers within the region, is approximately two miles to the southeast.

Sole Tenant.

Adare Pharma Solutions (301,344 square feet; 100.0% NRA; 100.0% of underwritten base rent): Adare is a specialty contract development and manufacturing organization providing advanced pharmaceutical technology and microbiome platforms to develop novel and improved medicines and therapies for the global market. Adare has developed and manufactured more than 65 products sold by customers in more than 100 countries globally. Adare’s pharmaceutical customers include Nestle, TEVA, AbbVie, Pfizer, Johnson & Johnson, and Bayer, with over 35% of revenue derived from investment-grade customers. The tenant on the leases is Frontida BioPharm, LLC, which was acquired by Adare in December 2021. The leases are guaranteed by Teal Holdco, L.P., the holding company for Adare. Adare occupies 100.0% of the Philadelphia Life Science Portfolio Properties through 20-year leases that expire on January 31, 2043, and contain four, five-year extension options with no early termination options.

The following table presents certain information relating to the historical and current occupancy of the Philadelphia Life Science Portfolio Properties:

Historical and Current Occupancy
2020(1)	2021(1)	2022(1)	Current(2)
NAV	NAV	NAV	100.0%
(1)	Occupancy history is not available as the Philadelphia Life Science Portfolio Properties were acquired in January 2023 in a sale-leaseback transaction.
(2)	Current occupancy is based on the underwritten rent rolls dated as of April 12, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
147

Structural and Collateral Term Sheet	BMO 2023-C5
No. 13 – Philadelphia Life Science Portfolio

The following table presents certain information relating to the sole tenant at the Philadelphia Life Science Portfolio Properties:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Exp. Date
Adare(2)	NR/NR/NR	301,344	100.0%	$10.64	$3,207,296	100.0%	1/31/2043(3)

Occupied Collateral Total / Wtd. Avg.		301,344	100.0%	$10.64	$3,207,296	100.0%

Vacant Space		0	0.0%

Collateral Total		301,344	100.0%

(1)	Based on underwritten rent rolls dated as of April 12, 2023.
(2)	Adare occupies 172,107 square feet at the Adare Dungan Property and 129,237 square feet at the Adare Orthodox Property.
(3)	Adare has four, five-year extension options.

The following table presents certain information relating to the tenant lease expirations at the Philadelphia Life Science Portfolio Properties:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
Vacant	NAP	0	0.0%	NAP	NA	P	0	0.0%	NAP	NAP
2023 & MTM	0	0	0.0	$0	0.0%		0	0.0%	$0	0.0%
2024	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2026	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2027	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2028	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2029	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2030	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2031	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2032	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2033	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2034 & Beyond	2	301,344	100.0	3,207,296	100.0		301,344	100.0%	$3,207,296	100.0%
Total	2	301,344	100.0%	$3,207,296	100.0%
(1)	Based on underwritten rent rolls dated as of April 12, 2023.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
148

Structural and Collateral Term Sheet	BMO 2023-C5
No. 13 – Philadelphia Life Science Portfolio

The following table presents certain information relating to the underwritten cash flows of the Philadelphia Life Science Portfolio Properties:

Underwritten Net Cash Flow(1)
	Underwritten	Per Square Foot	%(2)
Rents in Place	$3,207,296	$10.64	75.2%
Vacant Income	0	0.00	0.0
Gross Potential Rent	$3,207,296	$10.64	75.2%
Total Reimbursements	1,056,540	3.51	24.8
Net Rental Income	$4,263,836	$14.15	100.0%
Other Income	0	0.00	0.0
(Vacancy/Credit Loss)	(213,192)	(0.71)	(5.0)
Effective Gross Income	$4,050,644	$13.44	95.0%
Total Expenses	$1,077,649	$3.58	26.6%
Net Operating Income	$2,972,995	$9.87	73.4%
Total TI/LC, Capex/RR(3)	191,209	0.63	4.7
Net Cash Flow	$2,781,786	$9.23	68.7%
(1)	Operating history is not available as the Philadelphia Life Science Portfolio Properties were acquired in January 2023 in a sale-leaseback transaction.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
(3)	Total TI/LC, Capex/RR includes a credit of $80,000 (approximately $0.27 per square foot) associated with the upfront TI/LC reserve and replacement reserve deposits in the aggregate amount of $800,000 (approximately $2.65 per square foot).

The Markets. The Philadelphia Life Science Portfolio Properties are located in Philadelphia, Pennsylvania within the Philadelphia metropolitan statistical area (the “Philadelphia MSA”). According to the appraisal, the Philadelphia MSA is the economic and cultural center of Pennsylvania and home to seven Fortune 1000 companies. The Philadelphia MSA’s most prominent economic sectors include information technology, manufacturing, healthcare, tourism and financial services, with finance and insurance considered the largest sector.

According to a third party market research report, the estimated 2022 population within a one-, three- and five-mile radius of the Adare Dungan Property was 39,153, 302,812 and 679,462, respectively, and average household income for the same radii was $81,389, $82,695 and $79,753, respectively. The estimated 2022 population within a one-, three- and five-mile radius of the Adare Orthodox Property was 48,802, 406,559 and 873,248, respectively, and average household income for the same radii was $54,857, $60,505 and $69,599, respectively.

The Philadelphia Life Science Portfolio Properties are located within the Northeast Philly Industrial submarket. As of the first quarter of 2023, the Northeast Philly submarket reported an inventory of approximately 14.5 million square feet and an overall vacancy rate of 3.4%. The average asking rent is $7.29 per square foot, which represents an increase of approximately 10.8% since first quarter of 2022. The Northeast Philly submarket exhibits a positive net absorption of approximately 201,000 square feet over the past 12 months. Three projects totaling 610,129 square feet are currently under construction in the Northeast Philly submarket.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
149

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	BMO	Single Asset / Portfolio:	Portfolio
Original Principal Balance(1):	$22,595,000	Title:	Fee
Cut-off Date Principal Balance(1):	$22,595,000	Property Type – Subtype:	Industrial – Manufacturing
% of IPB:	3.4%	Net Rentable Area (SF):	785,000
Loan Purpose:	Acquisition	Location:	Various
Borrower:	OZN Chanute (Multi) LLC	Year Built / Renovated:	Various / Various
Borrower Sponsor:	LCN North American Fund III,	Occupancy:	100.0%
	L.P.	Occupancy Date:	6/6/2023
Interest Rate:	6.80500%	4th Most Recent NOI (As of)(2):	NAV
Note Date:	11/15/2022	3rd Most Recent NOI (As of)(2):	NAV
Maturity Date:	12/6/2032	2nd Most Recent NOI (As of)(2):	NAV
Interest-only Period:	120 months	Most Recent NOI (As of)(2):	NAV
Original Term:	120 months	UW Economic Occupancy:	95.0%
Original Amortization Term:	None	UW Revenues:	$7,718,750
Amortization Type:	Interest Only	UW Expenses:	$0
Call Protection:	L(30),DorYM1(85),O(5)	UW NOI:	$7,718,750
Lockbox / Cash Management:	Hard / In Place	UW NCF:	$7,718,750
Additional Debt(1):	Yes	Appraised Value / Per SF(3):	$125,000,000 / $159
Additional Debt Balance(1):	$38,500,000	Appraisal Date:	10/17/2022
Additional Debt Type(1):	Pari Passu

Escrows and Reserves				Financial Information(1)
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$78
Taxes:	$0	Springing	N/A	Maturity Date Loan / SF:	$78
Insurance:	$0	Springing	N/A	Cut-off Date LTV(3):	48.9%
Replacement Reserves:	$0	Springing	N/A	Maturity Date LTV(3):	48.9%
TI / LC Reserve:	$0	Springing	N/A	UW NCF DSCR:	1.83x
				UW NOI Debt Yield:	12.6%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$61,095,000	49.7%	Purchase Price	$122,180,000	99.4%
Borrower Sponsor Equity	61,801,361	50.3	Closing Costs	716,361	0.6
Total Sources	$122,896,361	100.0%	Total Uses	$122,896,361	100.0%
(1)	The Orizon Aerostructures Mortgage Loan (as defined below) is part of a whole loan evidenced by five pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $61,095,000 (the “Orizon Aerostructures Whole Loan”). The financial information in the chart above is based on the $61,095,000 Orizon Aerostructures Whole Loan.
(2)	The Orizon Aerostructures Properties (as defined below) do not have any operating history as the borrower recently acquired the properties from the prior owner and leased them back to such prior owner in a sale-leaseback transaction, and the related lease commenced on October 13, 2022.
(3)	The Appraised Value / Per SF, Cut-off Date LTV and Maturity Date LTV are based on the “As Portfolio” Value of $125,000,000. The aggregate “as-is” individual appraised value is $124,950,000. The Cut-off Date LTV and Maturity Date LTV based on the aggregate “as-is” individual appraised value is 48.9% and 48.9%, respectively.

The Loan. The fourteenth largest mortgage loan (the “Orizon Aerostructures Mortgage Loan”) is part of a fixed rate whole loan secured by the borrower’s fee interest in a 785,000 square foot portfolio of four industrial properties located in Kansas and Oklahoma (the “Orizon Aerostructures Properties”). The Orizon Aerostructures Whole Loan was originated on November 15, 2022 by Bank of Montreal. The Orizon Aerostructures Whole Loan consists of five pari passu notes and accrues interest at a rate of 6.80500% per annum. The Orizon Aerostructures Whole Loan has a 10-year term and is interest only for the entire term. The controlling Note A-5, with an original principal balance of $6,095,000, and the non-controlling Notes A-2 and A-4, with an aggregate principal balance of $16,500,000, will be included in the BMO 2023-C5 securitization trust. The Orizon Aerostructures Whole Loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2023-C5 trust. See “The Pooling and Servicing Agreement” in the Prospectus. The relationship between the holders of the notes evidencing the Orizon Aerostructures Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans —The Serviced Pari Passu Whole Loans” in the Prospectus.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
150

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures
Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$27,000,000	$27,000,000	BMO 2023-C4	No
A-2	$8,000,000	$8,000,000	BMO 2023-C5	No
A-3	$11,500,000	$11,500,000	BBCMS 2023-C19	No
A-4	$8,500,000	$8,500,000	BMO 2023-C5	No
A-5	$6,095,000	$6,095,000	BMO 2023-C5	Yes
Whole Loan	$61,095,000	$61,095,000

The Properties. The Orizon Aerostructures Properties consist of four industrial manufacturing buildings, totaling 785,000 square feet. On October 13, 2022, the borrower acquired the Orizon Aerostructures Properties from Orizon Aerostructures, LLC (“Orizon Aerostructures”) for $122,180,000 and leased 100.0% of the Orizon Aerostructures Properties to Orizon Aerostructures in a sale-leaseback transaction.

2522 and 2526 W. 21st Street, Chanute, KS – The “2522 West 21st Street Property” was built in 1992, 2017 and 2020, and is comprised of one, two-story manufacturing building occupied by a single tenant. The 2522 West 21st Street Property has a total of 300 surface parking spaces, resulting in a ratio equal to 1.00 space per 1,000 square feet, and is situated on approximately 19.21 acres in Chanute, Kansas.

500 Industrial Road A, Grove, OK – The “500 Industrial Road A Property” consists of one, two-story manufacturing building built in various years between 1969 and 2014, with renovations completed in 2012, 2017 and 2018. The 500 Industrial Road A Property is occupied by a single tenant. The 500 Industrial Road A Property has a total of 185 surface parking spaces, resulting in a ratio of approximately 0.84 spaces per 1,000 square feet, and is situated on approximately 18.17 acres in Grove, Oklahoma.

801 W. Old 56 Hwy, Olathe, KS – The “801 West Old 56 Highway Property” was built in 2016 and is comprised of one, two-story manufacturing building occupied by a single tenant. The 801 West Old 56 Highway Property has a total of 199 surface parking spaces, resulting in a ratio of approximately 0.97 spaces per 1,000 square feet, and is situated on approximately 17.13 acres in Olathe, Kansas.

615 W. Cherry Street, Chanute, KS – The “615 West Cherry Street Property” was built in 1968, 1984 and 1995 with planned renovation by the tenant for 2023, and is comprised of one, one-story manufacturing building occupied by a single tenant. The 615 West Cherry Street Property has a total of 64 surface parking spaces, resulting in a ratio of approximately 1.07 spaces per 1,000 square feet, and is situated on approximately 2.66 acres in Chanute, Kansas.

The following table presents certain information relating to the Orizon Aerostructures Properties:

Portfolio Summary
Property	Subtype(1)	Net Rentable Area (SF)(2)	Parking Spaces(1)	% NOI(2)	Whole Loan ALA	% of Whole Loan ALA	“As-Is” Appraised Value(1)		Clear Heights (ft.) (1)	Dock Doors(1)	Drive-In Doors(1)
2522 West 21st Street Property	Manufacturing	300,000	300	NAV	$23,513,213	38.5%	$47,800,000		20 - 46	5	7
500 Industrial Road A Property	Manufacturing	220,000	185	NAV	17,216,787	28.2	35,000,000		16 - 38	2	9
801 West Old 56 Highway Property	Manufacturing	205,000	199	NAV	16,036,208	26.2	32,600,000		32	19	0
615 West Cherry Street Property	Manufacturing	60,000	64	NAV	4,328,792	7.1	9,550,000		18	10	1
Total		785,000	748		$61,095,000	100.0%	$125,000,000	(3)		36	17
(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll. Individual property cashflows were not provided by the borrower.
(3)	The appraised value of $125,000,000 is an “as-portfolio” value. The aggregate “as-is” individual appraised value of the Orizon Aerostructures Properties is $124,950,000.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
151

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures

Sole Tenant.

Orizon Aerostructures (785,000 square feet; 100.0% of the NRA; 100.0% of underwritten base rent): Orizon Aerostructures is an aerospace and defense manufacturer founded in 2016, capable of major aircraft subassembly manufacturing, complex monolithic machining (milling/casting/turning) and processing (non-destructive testing/metal processing/paint). Orizon Aerostructures has a total of 750 employees with 1,348,319 items delivered between 2020-2022. Orizon Aerostructures sold the Orizon Aerostructures Properties to the borrower and leased Orizon Aerostructures Properties back from the borrower under a master lease that is a triple-net lease with a commencement date of October 13, 2022, and a scheduled expiration date of December 31, 2047. The tenant under the master lease has a 25.2 year term and has four, 10-year renewal options. Under the master lease, Orizon Aerostructures has no contraction or early termination option with respect to any individual Orizon Aerostructures Property but has the right to sublease any individual Orizon Aerostructures property upon at least thirty days’ written notice to the landlord under the master lease or cease production operations, whether temporarily or permanently, at any individual Orizon Aerostructures property without any penalty so long as Orizon Aerostructures continues to occupy the Orizon Aerostructures property and conduct business therefrom.

The following table presents certain information relating to the historical and current occupancy of the Orizon Aerostructures Properties:

Historical and Current Occupancy(1)
2019	2020	2021	Current(2)
100.0%	100.0%	100.0%	100.0%
(1)	Historical occupancies are as of December 31 of each respective year.
(2)	Current Occupancy is as of June 6, 2023.

The following table presents certain information relating to the sole tenant for the Orizon Aerostructures Properties:

Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Exp. Date
Orizon Aerostructures	NR/NR/NR	785,000	100.0%	$10.35	$8,125,000	100.0%	12/31/2047
Occupied Collateral Total		785,000	100.0%	$10.35	$8,125,000	100.0%

Vacant Space		0	0.0%

Collateral Total		785,000	100.0%

(1)	Based on the underwritten rent roll. The first annual rent payment date under the related lease was January 1, 2023 and will be paid in quarterly installments.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
152

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures

The following table presents certain information relating to the tenant lease expiration date of the master lease for the Orizon Aerostructures Properties:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
Vacant	NAP	0	0.0%	NAP	NA	P	0	0.0%	NAP	NAP
2023 & MTM	0	0	0.0	$0	0.0%		0	0.0%	$0	0.0%
2024	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2026	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2027	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2028	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2029	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2030	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2031	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2032	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2023	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2034 & Beyond	1	785,000	100.0	8,125,000	100.0		785,000	100.0%	$8,125,000	100.0%
Total	1	785,000	100.0%	$8,125,000	100.0%
(1)	Based on the underwritten rent roll.

The following table presents certain information relating to the underwritten cash flows of the Orizon Aerostructures Properties:

Underwritten Net Cash Flow(1)
	Underwritten	Per Square Foot	%(2)
Rents in Place	$8,125,000	$10.35	100.0%
Rent Steps	0	0.00	0.0
Gross Potential Rent	$8,125,000	$10.35	100.0%
Other Income	0	0.00	0.0
Net Rental Income	$8,125,000	$10.35	100.0%
(Vacancy)	(406,250)	(0.52)	(5.0)
Effective Gross Income	$7,718,750	$9.83	95.0%

Total Expenses	0	0.00	0.0

Net Operating Income	$7,718,750	$9.83	100.0%

Capital Expenditures	0	0.00	0.0
Rollover Reserve	0	0.00	0.0

Net Cash Flow	$7,718,750	$9.83	100.0%
(1)	The borrower acquired the Orizon Aerostructures Properties from, and leased them back to, Orizon Aerostructures under a master lease that is a triple net lease with the commencement date on October 13, 2022, in a sale-leaseback transaction.
(2)	% column represents percent of Net Rental Income for all revenue lines and represents percent of Effective Gross Income for the remainder of fields.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
153

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures

The Market. The Orizon Aerostructures Properties are located in Chanute, Kansas, Olathe, Kansas, and Grove, Oklahoma.

The following table presents certain market information with respect to the Orizon Aerostructures Properties:

Market Overview(1)
Property	Year Built / Renovated	Net Rentable Area (SF)(2)	Submarket	Property Vacancy(2)	Submarket Vacancy	Appraisal Concluded Vacancy	Submarket Inventory (SF)	UW Base Rent PSF(2)	Submarket Rent PSF
2522 West 21st Street Property	1992, 2017, 2020 / NAP	300,000	City of Chanute	0.0%	0.0%	0.0%	605,631	$10.35	NAV
500 Industrial Road A Property	1969, 2001, 2011, 2014 / 2012, 2017, 2018	220,000	Delaware County	0.0%	0.0%	0.0%	495,512	$10.35	NAV
801 West Old 56 Highway Property	2016 / NAP	205,000	Johnson County	0.0%	5.5%	0.0%	84,827,602	$10.35	$5.13
615 West Cherry Street Property	1968, 1984, 1995 / 2023	60,000	City of Chanute	0.0%	0.0%	0.0%	605,631	$10.35	NAV
Total		785,000
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll.

The following table presents certain demographic information with respect to the Orizon Aerostructures Properties:

Demographics Overview
Property	Net Rentable Area (SF)(1)	Whole Loan ALA	% of Whole Loan ALA	UW NCF(1)	% of UW NCF(1)	Estimated 2022 Population (5-mile Radius)(2)	Estimated 2022 Average Household Income (5-mile Radius)(2)
2522 West 21st Street Property	300,000	$23,513,213	38.5%	NAV	NAV	9,736	$66,323
500 Industrial Road A Property	220,000	17,216,787	28.2	NAV	NAV	13,025	$69,533
801 West Old 56 Highway Property	205,000	16,036,208	26.2	NAV	NAV	136,827	$121,172
615 West Cherry Street Property	60,000	4,328,792	7.1	NAV	NAV	9,736	$66,323
Total	785,000	$61,095,000	100.0%
(1)	Based on the underwritten rent roll. The Orizon Aerostructures Properties are leased to the tenant under a master lease and no individual rent for each building is provided for in the master lease, and the tenant is not permitted to terminate the master lease with respect to any individual property. Accordingly, individual property cashflows are not available.
(2)	Source: Appraisal.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
154

Structural and Collateral Term Sheet	BMO 2023-C5
No. 14 – Orizon Aerostructures

The following table presents certain information relating to comparable industrial leases to the Orizon Aerostructures Properties:

Comparable Industrial Leases(1)
Property Location	Year Built / Renovated	NRA (SF)	Tenant	Lease Size (SF)	Rent PSF	Commencement	Lease Term (Years)	Lease Type
2522 West 21st Street Chanute, KS	1992, 2017, 2020 / NAP	300,000(2)	Orizon Aerostructures	300,000(2)	$10.35(2)	Oct-2022(2)	25.2(2)	Triple Net(2)
500 Industrial Road A Grove, OK	1969, 2001, 2011, 2014 / 2012, 2017, 2018	220,000(2)	Orizon Aerostructures	220,000(2)	$10.35(2)	Oct-2022(2)	25.2(2)	Triple Net(2)
801 West Old 56 Highway Olathe, KS	2016 / NAP	205,000(2)	Orizon Aerostructures	205,000(2)	$10.35(2)	Oct-2022(2)	25.2(2)	Triple Net(2)
615 West Cherry Street Chanute, KS	1968, 1984, 1995 / 2023	60,000(2)	Orizon Aerostructures	60,000(2)	$10.35(2)	Oct-2022(2)	25.2(2)	Triple Net(2)
CrossMar North Bentonville, AR	2022 / NAV	286,000	Canoo Technologies	286,000	$7.90	Dec-2022	15.0	Triple Net
Centergate Business Park Building II Lowell, AR	2022 / NAV	100,000	UL, LLC	100,000	$7.85	Oct-2022	10.3	Triple Net
Unison Industries Beavercreek, OH	2022 / NAV	280,000	Unison Industries, LLC	280,000	$11.36	Jun-2022	15.5	Triple Net
Warren Industrial Building Warren, MI	2006 / NAV	144,281	Syncreon	144,281	$8.50	Mar-2022	7.0	Triple Net
Industrial Building Wentzville, MO	2021 / NAV	210,995	Lear Corporation	210,995	$7.75	Jan-2022	10.0	Triple Net
Oakland Park VI Highland Park, MI	2002 / 2017	114,000	Valeo Front End	114,000	$8.63	Dec-2021	0.5	Triple Net
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
155

Structural and Collateral Term Sheet	BMO 2023-C5
No. 15 – GRM Indianapolis
Mortgage Loan Information		Property Information
Mortgage Loan Seller:	SMC	Single Asset / Portfolio:	Single Asset
Original Principal Balance:	$17,000,000	Title:	Fee
Cut-off Date Principal Balance:	$17,000,000	Property Type - Subtype:	Industrial – Warehouse / Distribution
% of Pool by IPB:	2.6%	Net Rentable Area (SF):	394,570
Loan Purpose:	Refinance	Location:	Indianapolis, IN
Borrower:	Moonbeam Realty, LLC	Year Built / Renovated:	1940 / 1989
Borrower Sponsor:	Moishe Mana	Occupancy:	100.0%
Interest Rate:	6.26000%	Occupancy Date:	4/28/2023
Note Date:	4/28/2023	4th Most Recent NOI (As of):	$764,329 (12/31/2020)
Maturity Date:	5/6/2028	3rd Most Recent NOI (As of):	$770,963 (12/31/2021)
Interest-only Period:	60 months	2nd Most Recent NOI (As of):	$791,280 (12/31/2022)
Original Term:	60 months	Most Recent NOI (As of)(3):	$787,839 (TTM 2/28/2023)
Original Amortization:	None	UW Economic Occupancy:	95.0%
Amortization Type:	Interest Only	UW Revenues:	$2,411,860
Call Protection:	L(25),D(29),O(6)	UW Expenses:	$368,832
Lockbox / Cash Management:	Hard / Springing	UW NOI(3):	$2,043,028
Additional Debt:	No	UW NCF:	$1,876,942
Additional Debt Balance:	N/A	Appraised Value / Per SF:	$30,100,000 / $76
Additional Debt Type:	N/A	Appraisal Date:	3/29/2023

Escrows and Reserves				Financial Information
	Initial	Monthly	Initial Cap	Cut-off Date Loan / SF:	$43
Taxes:	$4,735	$4,735	N/A	Maturity Date Loan / SF:	$43
Insurance(1):	$0	Springing	N/A	Cut-off Date LTV:	56.5%
Replacement Reserves:	$0	$4,932	N/A	Maturity Date LTV:	56.5%
Deferred Maintenance:	$289,944	$0	N/A	UW NCF DSCR:	1.74x
Major Tenant Reserve(2):	$0	Springing	N/A	UW NOI Debt Yield:	12.0%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$17,000,000	100.0%	Return of Equity	$10,250,440	60.3%
			Loan Payoff	4,675,475	27.5
			Closing Costs	1,779,406	10.5
			Upfront Reserves	294,679	1.7
Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%
(1)	The lender will not require the borrower to make monthly deposits for insurance, provided that, among other conditions, (i) the borrower maintains a blanket policy meeting the requirements of the mortgage loan documents and (ii) no Sweep Event Period (as defined in the mortgage loan documents) is occurring.
(2)	During the continuance of a Major Tenant Trigger Event (as defined in the mortgage loan documents), the borrower is required to deposit with the lender all excess cash flow into a reserve to be used for the re-tenanting of the GRM Lease Holding, LLC (“GRM”) space.
(3)	The UW NOI is greater than Most Recent NOI because an affiliate of the borrower sponsor recently executed a new 15-year, triple-net lease at a market rental rate of $5.50 PSF. Additionally, the borrower sponsor personally guarantees the lease.

The Loan. The GRM Indianapolis mortgage loan has an outstanding principal balance as of the Cut-off Date of $17,000,000 (the “GRM Indianapolis Mortgage Loan”) and is secured by a first mortgage lien on the borrower’s fee interest in a single-tenant industrial property containing 394,570 square feet located in Indianapolis, Indiana (the “GRM Indianapolis Property”). The GRM Indianapolis Mortgage Loan has a five-year term and is interest-only for the entire term.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
156

Structural and Collateral Term Sheet	BMO 2023-C5
No. 15 – GRM Indianapolis

The Property. The GRM Indianapolis Property is located at 2002 South East Street, Indianapolis, Indiana, and was built in 1940 and most recently substantially renovated in 1989. The 394,570 square foot GRM Indianapolis Property is 100.0% leased to GRM on a triple-net basis under a recently executed lease with a 15-year term and a rent of $5.50 per square foot, which is in-line with the appraisal’s market rent. Additionally, the lease is personally guaranteed by the borrower sponsor for the full 15-year term. The GRM Indianapolis Property was acquired by the borrower sponsor, Moishe Mana, in 2013 and has been utilized as document storage space ever since. The facility is secured by complete perimeter fencing and gates with key-card access as well as 24/7 monitoring and video surveillance.

Sole Tenant.

GRM (394,570 square feet; 100.0% of NRA; 100.0% of underwritten base rent) GRM is a document storage company that was founded in New York City in 1987 to provide a secure alternative for records storage. GRM’s climate-controlled document storage facilities are located in 15 major metropolitan areas and it is the largest privately held document storage company in the United States. GRM has offered document management solutions in Indianapolis since 1994, including document storage, document scanning, mail scanning and shredding services. In connection with the origination of the mortgage loan, GRM entered into a new 15-year triple-net lease for $5.50 per square foot. GRM has no termination options.

Historical and Current Occupancy(1)
2020	2021	2022	Current(2)
100.0%	100.0%	100.0%	100.0%
(1)	Historical occupancies are as of December 31 of each respective year.
(2)	Current Occupancy is as of April 28, 2023.

Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	Base Rent PSF	Base Rent	% of Total Base Rent	Lease Exp. Date
GRM(2)	NR/NR/NR	394,570	100.0%	$5.50	$2,170,000	100.0%	5/31/2038

Occupied Collateral Total		394,570	100.0%	$5.50	$2,170,000	100.0%

Vacant Space		0	0.0%

Collateral Total		394,570	100.0%

(1)	Based on the underwritten rent roll dated April 26, 2023.
(2)	GRM is an affiliate of the borrower sponsor. The borrower sponsor is personally guaranteeing the lease for the entire 15-year term.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 15 – GRM Indianapolis
Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring	% of UW Base Rent Expiring		Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring	Cumulative % of UW Base Rent Expiring
Vacant	NAP	0	0.0%	NAP	NA	P	0	0.0%	NAP	NA	P
2023 & MTM	0	0	0.0	$0	0.0%		0	0.0%	$0	0.0%
2024	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2025	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2026	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2027	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2028	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2029	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2030	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2031	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2032	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2033	0	0	0.0	0	0.0		0	0.0%	$0	0.0%
2032 & Beyond	1	394,570	100.0	2,170,000	100.0		394,570	100.0%	$2,170,000	100.0%
Total	1	394,570	100.0%	$2,170,000	100.0%
(1)	Based on the underwritten rent roll dated April 26, 2023.

The Market. The GRM Indianapolis Property is located approximately two miles south of the Indianapolis CBD and is located in the Garfield Park industrial submarket of Indianapolis. The GRM Indianapolis Property is zoned I4 Heavy Industrial, which is the heaviest industrial use designation in the market. The GRM Indianapolis Property also has potential direct access to rail transportation as a rail line runs along the boundary of the GRM Indianapolis Property. The zoning designation and potential rail access gives the GRM Indianapolis Property appeal for potential developers or alternative tenants. Additionally, the GRM Indianapolis Property consists of approximately 16.8 acres of land, approximately half of which is excess land that could also be subleased to third party tenants for parking or open storage.

As of the fourth quarter of 2022, the Indianapolis industrial market contains 386,363,067 square feet, a vacancy rate of approximately 4.4% and asking rent of $7.00 per square foot. As of the fourth quarter of 2022, the Garfield Park industrial submarket contains 5,141,470 square feet, a vacancy rate of approximately 0.2% and asking rent of $6.13 per square foot. The appraisal determined market rent of $5.50 per square foot. The estimated 2023 population within the zip code of the GRM Indianapolis Property is 6,619 while the estimated 2023 population within Marion County is 979,024. The estimated 2023 median household income within Marion County is $56,135.

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
No. 15 – GRM Indianapolis

The following table presents industrial rental data for comparable triple-net leases with respect to the GRM Indianapolis Property as identified in the appraisal:

Comparable Rental Summary(1)
Property Name/Location	Year Built	Occ.	Tenant	Suite Size (SF)	Rent PSF	Commencement	Lease Term (Mos.)	Lease Structure
GRM Indianapolis 2002 South East Street Indianapolis, IN	1940	100.0%	GRM	394,570	$5.50	Apr-23	180	NNN
650 Perry Road 650 Perry Road Plainfield, IN	2006	100.0%	Pinnacle Construction	260,000	$5.35	Jul-22	180	NNN
7750 Georgetown Road 7750 Georgetown Road Indianapolis, IN	2004	100.0%	Confidential	102,943	$6.95	Mar-23	120	NNN
6352 West 400 North 6352 West 400 North Greenfield, IN	2022	100.0%	Yusen Logistcs	318,334	$4.75	May-22	120	NNN
2501 Perry Road 2501 Perry Road Plainfield, IN	2004	100.0%	Walmart	105,000	$4.95	Apr-22	36	NNN
5110 West 74th Street 5110 West 74th Street Indianapolis, IN	1994	100.0%	Trends International	180,000	$5.95	May-22	84	NNN
(1)	Source: Appraisal, except for GRM Indianapolis, which information is based on the underwritten rent roll dated April 26, 2023.
Operating History and Underwritten Net Cash Flow
	2020	2021	2022	TTM(1)(2)	Underwritten(2)	Per SF	%(3)
Gross Potential Rent	$789,140	$791,786	$815,109	$810,781	$2,170,000	$5.50	85.5%
Reimbursements	112,712	94,669	85,522	90,732	368,800	0.93	14.5
Net Rental Income	$901,852	$886,455	$900,631	$901,513	$2,538,800	$6.43	100.0%
(Vacancy/Credit Loss)	0	0	0	0	(126,940)	(0.32)	(5.0)
Effective Gross Income	$901,852	$886,455	$900,631	$901,513	$2,411,860	$6.11	95.0%

Total Expenses	$137,523	$115,492	$109,351	$113,674	$368,832	$0.93	15.3%

Net Operating Income	$764,329	$770,963	$791,280	$787,839	$2,043,028	$5.18	84.7%

Total TI/LC, Capex/RR	0	0	0	0	166,086	0.42	6.9

Net Cash Flow	$764,329	$770,963	$791,280	$787,839	$1,876,942	$4.76	77.8%
(1)	TTM column represents the trailing 12 months ending February 28, 2023.
(2)	The Underwritten Net Operating Income is greater than the TTM Net Operating Income because GRM recently executed a new 15-year, triple-net lease at a market rental rate of $5.50 PSF. GRM previously operated under a lease that was considered below market.
(3)	% column represents percentage of Net Rental Income for all revenue lines and represents percentage of Effective Gross Income for the remaining fields.
THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
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Structural and Collateral Term Sheet	BMO 2023-C5
Contacts
BMO Capital Markets CMBS Capital Markets & Banking
Contact	E-mail	Phone Number
Paul Vanderslice	paul.vanderslice@bmo.com	(203) 451-4151
Managing Director

David Schell	david.schell@bmo.com	(201) 723-4872
Managing Director

Ravish Kamath	ravish.kamath@bmo.com	(860) 771-0788
Director

BMO Capital Markets CMBS Trading & Structuring
Contact	E-Mail	Phone Number
Andrew Noonan	andrew.noonan@bmo.com	(917) 843-4252
Managing Director

Mary Kunka	mary.kunka@bmo.com	(201) 247-4182
Managing Director

Kiran Manda	kiran.manda@bmo.com	(347) 831-4776
Managing Director

Michael Chen	lei4.chen@bmo.com	(718) 869-0700
Director

BMO Capital Markets Securitized Products Syndicate
Contact	E-Mail	Phone Number
Alex Smith-Constantine	alex.smithconstantine@bmo.com	(212) 637-9725
Managing Director

Trinian Donohoe	trinian.donohoe@bmo.com	(212) 702-1866
Vice President

Citigroup CMBS Capital Markets and Securitization
Contact	E-Mail	Phone Number
Rick Simpson	richard.simpson@citi.com	(212) 816-5343
Managing Director

Jason Mercandetti	jason.mercandetti@citi.com	(212) 816-6384
Director

Citigroup Structuring, Trading & Syndicate
Contact	E-Mail	Phone Number
Raul Orozco	raul.d.orozco@citi.com	(212) 723-1295
Managing Director

Mattison Perry	mattison.perry@citi.com	(212) 723-1295
Director

KeyBank
Contact	E-Mail	Phone Number
Joe DeRoy	joe_a_deroy@keybank.com	(913) 317-4230
Senior Vice President

Jeff Watzke	jeffrey_d_watzke@keybank.com	(312) 730-2735
Senior Vice President

Kathy Messmer	kathy_messmer@keybank.com	(913) 317-4153
Vice President

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
160

Structural and Collateral Term Sheet	BMO 2023-C5
Contacts
KeyBank Trading & Structuring
Contact	E-Mail	Phone Number
Warren Geiger	warren.geiger@key.com	(917) 368-2226
Managing Director

Tony Bulic	abulic@key.com	(216) 689-3842
Senior Vice President

Deutsche Bank Securities Banking
Contact	E-Mail	Phone Number
Lainie Kaye	lainie.kaye@db.com	(212) 250-5270
Managing Director

Michael Miller	michael.miller@db.com	(212) 250-0099
Vice President

Sam Lockwood	sam.lockwood@db.com	(212) 250-4569
Vice President

Deutsche Bank Securities Trading & Structuring
Contact	E-Mail	Phone Number
Shaishav Agarwal	shaishav.agarwal@db.com	(212) 250-6290
Managing Director

Dan Penn	daniel.penn@db.com	(212) 250-5149
Managing Director

Matt Smith	matt-t.smith@db.com	(212) 250-6155
Director

Ryan Horvath	ryan.horvath@db.com	(212) 250-5149
Director

UBS CMBS Capital Markets and Banking
Contact	E-Mail	Phone Number
Nicholas Galeone	nicholas.galeone@ubs.com	(212) 713-8832
Managing Director

Siho Ham	siho.ham@ubs.com	(212) 713-1278
Executive Director

Michael Barbieri	michael.barbieri@ubs.com	(212) 713-1181
Executive Director

UBS CMBS Trading and Syndicate
Contact	E-Mail	Phone Number
Jared Randall	jared.randall@ubs.com	(212) 713-8568
Executive Director

Racquel Small	racquel.small@ubs.com	(212) 713-4021
Executive Director

Naja Armstrong	naja.armstrong@ubs.com	(212) 713-2066
Executive Director

THE INFORMATION IN THIS STRUCTURAL AND COLLATERAL TERM SHEET IS NOT COMPLETE AND MAY BE AMENDED PRIOR TO THE TIME OF SALE. THIS TERM SHEET IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
161